UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-09037

Nuveen Investment Trust III

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: March 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Taxable Bond Funds

For investors seeking attractive monthly income and portfolio diversification potential.

Semi-Annual Report

March 31, 2011

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Short Duration Bond Fund	NSDAX	—	NSCDX	NSDTX	NSDRX
Nuveen Multi-Strategy Core Bond Fund	NCBAX	NBCBX	NCBCX	NMSTX	NCBRX
Nuveen High Yield Bond Fund	NHYAX	NHBYX	NHYCX	NHYTX	NHYRX
Nuveen Symphony Credit Opportunities Fund	NCOAX	—	NCFCX	NCORX	NCOIX

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Funds’ investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, LLC, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp — the parent of FAF Advisors — received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $206 billion of assets as of March 31, 2011.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

In 2010, the global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the downturn still weigh on the prospects for continued improvement. In the U.S., ongoing weakness in housing values has put pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks is only slowly being translated into increased hiring or more active lending. Globally, deleveraging by private and public borrowers has inhibited economic growth and that process is far from complete.

Encouragingly, constructive actions are being taken by governments around the world to deal with economic issues. In the U.S., the recent passage of a stimulatory tax bill relieved some of the pressure on the Federal Reserve to promote economic expansion through quantitative easing and offers the promise of sustained economic growth. A number of European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could determine whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S. government will continue to grow to unprecedented levels. Another risk is that over time there could be inflationary pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. Also, these various actions are being taken in a setting of heightened global economic uncertainty, primarily about the supplies of energy and other critical commodities. In this challenging environment, your Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As you will note elsewhere in this report, on December 31, 2010, Nuveen Investments completed a strategic combination with FAF Advisors, Inc., the manager of the First American Funds. The combination adds highly respected and distinct investment teams to meet the needs of investors and their advisors and is designed to benefit all fund shareholders by creating a fund organization with the potential for further economies of scale and the ability to draw from even greater talent and expertise to meet those investor needs.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

May 19, 2011

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings denotes the highest rating assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) such as Standard & Poor’s (S&P), Moody’s or Fitch. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

The Nuveen Short Duration Bond Fund, Nuveen Multi-Strategy Core Bond Fund and Nuveen High Yield Bond Fund feature portfolio management by the Taxable Fixed Income group of Nuveen Asset Management. The Nuveen Symphony Credit Opportunities Fund, which commenced operations on April 28, 2010, features portfolio management by Symphony Asset Management LLC, an affiliate of Nuveen Investments. During the reporting period, Chris Neuharth and Peter Agrimson assumed management responsibility for the Short Duration Bond Fund; Timothy Palmer, Jeffrey Ebert and Marie Newcome took over management of the Multi-Strategy Core Bond Fund; and John Fruit and Jeffrey Schmitz assumed management of the High Yield Bond Fund. Gunther Stein and Jenny Rhee manage the Symphony Credit Opportunities Fund. Recently, the managers discussed the performance of the Funds and their management strategies for six-month reporting period ended March 31, 2011.

How did the Funds perform during the six-month period ended March 31, 2011?

The tables in the Fund Performance section of this report provide total return performance information for the six-month, one-year, five-year and since inception time periods ended March 31, 2011. The tables also compare the Funds’ performance to various indexes. Over this period, the Class A Shares at net asset value (NAV) of the Short Duration Bond Fund, the High Yield Bond Fund and the Credit Opportunities Fund each outperformed their comparative market index and relevant Lipper group average. The Class A Shares at NAV of the Multi-Strategy Core Bond Fund outperformed the comparative market index, but slightly underperformed the Lipper average. A more detailed account of each Fund’s performance is provided later in this report.

What are the Funds’ investment strategies and how were they applied during the six-month period ended March 31, 2011? How did these strategies influence performance?

Nuveen Short Duration Bond Fund

The Fund is designed to provide high current income consistent with minimal fluctuations of principal. Under normal market conditions, the Fund invests at least 80% of its net assets in short duration securities using a risk-controlled, multi-strategy approach that invests across multiple sectors of the taxable fixed income market. Typically, the Fund’s average duration will be between approximately one and two years but it will not exceed three years. The Fund principally invests in corporate debt securities, including bonds, notes and debentures; U.S. government securities; mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations; asset-backed securities;

Nuveen Investments	5

and non-U.S. debt securities. In addition, in an effort to enhance returns and manage risk, the Fund’s portfolio managers employ a variety of strategies, which may include the use of futures, options, swaps, credit derivatives and other derivative instruments to create debt or non-U.S. currency exposures which reflect their outlook for the global economic environment and the expected relative performance of different sectors of and securities in the fixed income market. The Fund normally invests at least 80% of its net assets in securities rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency and unrated securities judged to be of comparable quality by the Fund’s portfolio managers. The Fund may invest up to 35% of its net assets in debt securities issued by non-U.S. companies.

To implement this investment strategy, we continued to use a bottom-up approach to identify attractively priced securities. We conducted independent credit and cash flow analysis on all portfolio assets to uncover short-term securities trading at attractive yields over government securities. We also managed duration from a longer-term strategic point of view. We emphasized the three sectors of the structured assets universe: residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), and asset-backed securities (ABS).

The domestic economy strengthened significantly during the period, moving swiftly from what some feared would be a double-dip/deflation scenario in late summer 2010 to heightened inflation concerns over the final quarter of the year. Not surprisingly, rates were pressured higher on the shorter end of the Treasury curve. The Fund’s duration was positioned defensively with respect to both its unmanaged benchmark and peers; this was a primary driver of strong returns against both over the period.

At the same time, given the boost in economic activity, many market participants seemed willing to take on more risk. All fixed-income spread sectors outperformed government securities by substantial margins. The Fund held between 10% and 15% exposure in high yield corporate securities, which outperformed over the six months. The Fund was also positioned with substantial allocations to both high grade corporates and ABS, which also outpaced government debt for the reporting period.

During the period, the Fund invested in forward foreign exchange contracts in a variety of currencies. Some of these positions were designed to benefit if the foreign currency in the contract strengthened with respect to the U.S. dollar, while others were designed to benefit if the foreign currency weakened, based on analysis of whether currency values were relatively high or low compared to future expectations. At the beginning of the period, the Fund also was invested in interest rate swap contracts in a number of currencies with a variety of maturities. Some of these positions were designed to benefit if interest rates rose, and other positions were designed to benefit if rates fell in the underlying country. Other positions sought to benefit from changes in the shape of the yield curve rather than from absolute upward or downward rate movements. We also held credit default swap index positions that earned spread income in exchange for taking the credit default risk of broad investment grade and high yield credit default swap indexes. In addition, we sold futures contracts on U.S. Treasury securities to reduce the Fund’s overall interest rate risk.

6	Nuveen Investments

Nuveen Multi-Strategy Core Bond Fund

The Fund is designed to provide total return by investing in fixed income securities. Under normal market conditions, the Fund invests at least 80% of its net assets in fixed income securities using a multi-strategy approach that invests across multiple sectors of the taxable fixed-income market. Typically, the Fund’s average duration will be five years or less and is not expected to be more than six years. The Fund principally invests in corporate debt securities, including bonds, notes and debentures; U.S. government securities; mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations; asset-backed securities; and non-U.S. debt securities. In addition, in an effort to enhance returns and manage risk, the Fund’s portfolio managers employ a variety of strategies, which may include the use of futures, options, swaps, credit derivatives and other derivative instruments, to create debt or non-U.S. currency exposures which reflect their outlook for the global economic environment and the expected relative performance of different sectors of and securities in the fixed income market. The Fund normally invests at least 75% of its net assets in securities rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency and unrated securities judged to be of comparable quality by the Fund’s portfolio managers. The Fund may invest up to 35% of its net assets in debt securities issued by non-U.S. companies.

In managing the Fund, we employ a sector team-based process to identify and implement investment opportunities based on rigorous analysis of fixed-income markets. Over this period, we continued to position the Fund principally in corporates, high yield and high quality securitized issues, such as commercial backed mortgage securities (CMBS) and asset-backed securities (ABS). These sectors positively contributed to the Fund’s return for the six-month period. The additional income from these securities, combined with a contraction in risk premiums in these sectors, benefited the Fund’s results. The Fund’s weighting in corporates, particularly financials, was increased during the period. Financials continued to benefit from improvements in the credit cycle and from recapitalization efforts. Foreign exposure added to results, particularly due to currency exposure in growth-oriented countries such as Brazil, Canada, and Australia. Security selection within the corporate and securitized sectors also benefited returns. The Fund’s defensive interest rate positioning was moderately beneficial.

Our macro outlook for ongoing global growth and a positive environment for non-government bonds remained in place during the reporting period. We found value by focusing on opportunities in specific credits in the corporate and high yield sectors, as identified through our credit research process. Likewise, added new-issue CMBS with superior credit metrics compared to seasoned deals at attractive spreads. The Fund’s interest rate positioning is defensive versus the market benchmark, as we believe interest rates may increase moderately.

During the current period, the Fund invested in forward foreign exchange contracts in a variety of currencies. Some of these contracts were positioned to benefit if the foreign currency strengthened with respect to the U.S. dollar, while others were positioned to benefit if the foreign currency weakened, based on analysis of whether currency values were relatively high or low compared to future expectations. We also sold call options on

Nuveen Investments	7

U.S. Treasury note and bond futures to reduce the overall interest rate risk of the Fund. In addition, we invested in interest rate swap contracts in a variety of currencies, with some positions designed to benefit if rates rose and others designed to benefit if rates fell, based on analysis of whether rates were relatively high or low compared to future expectations. We also held credit default swap index positions that earned spread income in exchange for taking the credit default risk of broad investment grade and high yield credit default swap indexes, as well as a swap tied to the default risk of a single issuer, Freescale Semiconductor. In addition, we sold futures contracts on U.S. Treasury securities to reduce the Fund’s overall interest rate risk.

Nuveen High Yield Bond Fund

The Fund is designed to maximize total return by investing in a diversified portfolio of high yield debt securities. Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. and non-U.S. corporate high yield debt securities, including zero coupon, payment in-kind, corporate loans and convertible bonds. These securities generally are rated BB/Ba or below at the time of purchase by independent rating agencies or are unrated but judged to be of comparable quality by the Fund’s portfolio managers. These below investment grade securities are commonly referred to as “high yield” or “junk” bonds. In addition to investing in U.S. and non-U.S. corporate high yield debt securities, the Fund may also invest in U.S. and non-U.S. corporate investment grade securities; U.S. government securities, including U.S. Treasury securities and securities issued by U.S. government agencies or instrumentalities; and cash equivalents and other short duration investments. In an effort to hedge risk, enhance returns, or as a substitute for a position in the underlying asset, the Fund also may invest in futures, options, interest rate or total return swaps, credit derivatives or other derivative instruments. In doing so, the Fund may, in certain circumstances, invest a substantial portion of its assets in such derivative instruments. Substantially all of the Fund’s assets will be invested in U.S. dollar-denominated securities.

Throughout the reporting period, we continued to seek out attractive high yield investments by striking a balance between yield and total return opportunities. We continued to employ a disciplined, analytical, bottom-up approach in selecting securities with sound fundamentals and with attractive risk/reward characteristics.

During the six-month period, the high yield market continued to perform well, especially when compared with competing fixed-income classes as defaults trended lower. The Fund continued to exhibit strong security selection. As a result, no defaults were experienced during the reporting period. Lower tier issuers (CCC- rated debt) benefited the most from this environment resulting in higher returns versus B and BB rated bonds.

In particular, the Fund benefited from its overweighting to lower tier issues. This accounted for the Fund’s outperformance versus its peers. The Fund also benefited from its overweight to economically-sensitive industries at the expense of less cyclical sectors. For example, the Fund was overweighted in the media and advertising, energy, and metals & mining sectors, which all showed strong returns. The Fund also benefited from its exposure to the financial services sectors and specifically the insurance industry, which continued to show above-market performance. Emerging market bonds also aided

8	Nuveen Investments

performance as favorable credit trends in these countries helped to further narrow the spread differential between emerging and developed markets.

The high yield asset class continued to benefit from extraordinary liquidity conditions in the market and persistent monetary accommodation by the Federal Reserve. This has resulted in strong appetite for the high yield asset class, which was met by equally impressive new issuance of high yield debt.

With this backdrop, we utilized the new issue market to add new par bonds, while funding these with lower-yielding, premium bonds. With valuations getting a bit more stretched, we were careful not to compromise on credit quality as we have started to witness more aggressive uses of leverage in new financings. However, gradually improving fundamentals allowed us to focus on accepting a bit more risk in certain industries to capture incremental yield. We continued to favor industries where we see fundamental improvement, among them metals & mining, industrials, media and advertising, and oilfield services. While we believe that BB-rated bonds are still attractive, we have been more focused on the single-B sector where we anticipate slightly better risk-adjusted returns.

We also held a credit default swap position that earned spread income in exchange for taking the credit default risk of Freescale Semiconductor.

Nuveen Symphony Credit Opportunities Fund

The Fund seeks current income and capital appreciation by investing primarily in debt instruments such as bonds, loans and convertible securities, a substantial portion of which may be rated below investment-grade.

The Fund is designed to leverage Symphony Asset Management’s industry-focused research process in a fully-integrated approach to non-investment grade corporate credit. The Fund’s investment team looks actively across the debt side of a company’s balance sheet in search of total return opportunities.

The Fund utilizes a catalyst-driven approach when making investments, seeking an attractive level of income while focusing on near-term agents or events that might lead to additional total return. A catalyst might include a restructuring, a refinancing, a merger or acquisition, or a near-term maturity/liquidity event, as well as earnings announcements, or credit rating changes. We believe these types of events will continue to occur as the credit market looks to restructure and de-lever following the credit crisis.

The Fund is managed by one integrated team of industry specialists that helps make investments across the entire capital structure of companies in a wide range of sectors. We believe that aggregating and synergizing information across these interrelated markets and understanding industry dynamics is critical to managing total return credit strategies.

The Fund’s portfolio holdings are not designed to look like an index fund. While the Fund has a blended benchmark it will seek to outperform, it does not seek results by tweaking an index with a top-down optimization. The Fund has been built from the bottom up, using Symphony’s internal fundamental research process and risk-management capabilities. This may result in a lower correlation to indexes and other funds with similar mandates.

Nuveen Investments	9

During the six-month period, the theme within the overall credit market has been that of cleaning up balance sheets and tending to maturity deadlines via a readily open capital market for non-investment grade issuers. Demand for corporate credit remains robust, and we saw significant activity in the convertible primary market in March 2011.

We remain confident that company fundamentals are improving, although the improvements will be partially offset by increasing commodity prices. For the Fund, we are employing a barbell approach — long the senior secured bonds with more defensive profiles and long more levered credits with shorter maturities. We generally avoided situations that are unable to pass through commodity price increases, many of which are large names in the Dow Jones Index.

Positively contributing to performance was McJunkin Red Man, which supplies PVF (pumps, valves, fittings) to energy and industrial sectors. The company had previously traded lower after its reported results were less than anticipated. We own the senior secured bonds. We believe that if concern over missing the estimate numbers subsides and if bonds continue to trade well relative to suitable alternatives, these bonds will continue to perform. Another positive holding was Infor Global. Historically, we have been involved at different points in the capital structure. Infor, which is an enterprise software provider, has had several positive developments regarding the firm’s balance sheet. Most recently, Infor announced that it intends to acquire competitor Lawson in a $2 billion transaction with Golden Gate Capital.

One position that detracted from performance was Catalyst Paper. We own both the senior bonds and subordinated bonds. Catalyst, a specialty paper producer, reported weaker fourth quarter numbers in March 2011. This, combined with higher oil prices and Canadian exchange rate concerns, resulted in the bond’s underperformance.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities are subject to credit risk and interest rate risk. The value of, and income generated by debt securities will decrease or increase based on changes in market interest rates. As interest rates rise, bond prices fall. Credit risk refers to an issuer’s ability to make interest and principal payments when due. High yield or lower rated securities carry heightened credit risk and potential for default. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments. The potential use of derivative instruments involves a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount invested.

10	Nuveen Investments

Fund Performance (Unaudited)

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and benchmark return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

Nuveen Short Duration Bond Fund

Average Annual Total Returns as of March 31, 2011*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception**
Class A Shares at NAV	1.18%	3.46%	4.82%	4.13%
Class A Shares at Offer	-1.11%	1.15%	4.35%	3.75%
Citigroup 1-3 Year Treasury Index***	-0.12%	1.64%	4.06%	3.59%
Lipper Short Investment Grade Debt Funds Category Average***	0.53%	3.03%	3.64%	3.26%

Class C Shares	0.76%	2.66%	4.05%	3.36%
Class R3 Shares	1.06%	3.21%	4.57%	3.86%
Class I Shares	1.31%	3.72%	5.07%	4.36%

Class A Shares have a maximum 2.00% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

*	Six-month returns are cumulative; all other returns are annualized.
**	Since inception returns for Class A, C and I Shares are from 12/20/04; since inception return for Class R3 Shares is from 8/4/08.
***	Refer to the Glossary of Terms Used in this Report for definitions.

Nuveen Investments	11

Fund Performance (Unaudited) (continued)

Nuveen Multi-Strategy Core Bond Fund

Average Annual Total Returns as of March 31, 2011*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception**
Class A Shares at NAV	-0.05%	6.33%	6.84%	5.63%
Class A Shares at Offer	-4.28%	1.80%	5.92%	4.90%
Citigroup Broad Investment Grade Bond Index***	-0.99%	5.06%	6.20%	5.38%
Lipper Intermediate Investment Grade Debt Funds Category Average***	-0.03%	6.14%	5.52%	4.59%

Class B Shares w/o CDSC	-0.42%	5.54%	6.14%	4.92%
Class B Shares w/CDSC	-5.20%	1.57%	5.98%	4.92%
Class C Shares	-0.42%	5.55%	6.08%	4.87%
Class R3 Shares	-0.16%	6.08%	6.62%	5.38%
Class I Shares	0.03%	6.56%	7.12%	5.87%

Class A Shares have a maximum 3.75% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

*	Six-month returns are cumulative; all other returns are annualized.
**	Since inception returns for Class A, B, C and I Shares are from 12/20/04; since inception return for Class R3 Shares is from 8/4/08.
***	Refer to the Glossary of Terms Used in this Report for definitions.

12	Nuveen Investments

Nuveen High Yield Bond Fund

Average Annual Total Returns as of March 31, 2011*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception**
Class A Shares at NAV	8.53%	16.14%	7.32%	6.71%
Class A Shares at Offer	3.37%	10.60%	6.28%	5.88%
Citigroup High Yield BB/B Index***	6.47%	13.72%	6.46%	6.20%
Lipper High Current Yield Funds Category Average***	7.28%	13.57%	6.86%	6.33%

Class B Shares w/o CDSC	8.08%	15.18%	6.48%	5.88%
Class B Shares w/CDSC	3.08%	11.18%	6.33%	5.88%
Class C Shares	8.09%	15.25%	6.46%	5.86%
Class R3 Shares	8.41%	15.81%	7.02%	6.43%
Class I Shares	8.66%	16.37%	7.56%	6.96%

Class A Shares have a maximum 4.75% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

*	Six-month returns are cumulative; all other returns are annualized.
**	Since inception returns for Class A, B, C and I Shares are from 12/20/04; since inception return for Class R3 Shares is from 8/4/08.
***	Refer to the Glossary of Terms Used in this Report for definitions.

Nuveen Investments	13

Fund Performance (Unaudited) (continued)

Nuveen Symphony Credit Opportunities Fund

Average Annual Total Returns as of March 31, 2011*

	Cumulative	Average Annual
	6-Month	Since Inception**
Class A Shares at NAV	7.60%	12.42%
Class A Shares at Offer	2.49%	7.08%
Merrill Lynch - Credit Suisse Index Blend***	6.67%	10.39%
Merrill Lynch U.S. High Yield Master II Index***	7.31%	11.67%
Lipper High Current Yield Funds Category Average***	7.28%	11.37%

Class C Shares	7.21%	11.63%
Class R3 Shares	7.48%	12.15%
Class I Shares	7.73%	12.70%

Class A Shares have a maximum 4.75% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

*	Six-month returns are cumulative; all other returns are annualized.
**	Since inception returns for Class A, C, R3 and I Shares are from 4/28/10.
***	Refer to the Glossary of Terms Used in this Report for definitions.

14	Nuveen Investments

Yields (Unaudited) as of March 31, 2011

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the net asset value (NAV) per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The SEC 30-Day Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

Nuveen Short Duration Bond Fund

	Dividend Yield	30-Day Yield	SEC 30-Day Yield
Class A Shares at NAV	2.64%	1.90%	—
Class A Shares at Offer	2.58%	—	1.86%
Class C Shares	1.91%	1.18%	—
Class R3 Shares	2.40%	1.68%	—
Class I Shares	2.89%	2.16%	—

Nuveen Multi-Strategy Core Bond Fund

	Dividend Yield	30-Day Yield	SEC 30-Day Yield
Class A Shares at NAV	3.81%	3.77%	—
Class A Shares at Offer	3.65%	—	3.63%
Class B Shares	3.05%	3.00%	—
Class C Shares	3.06%	3.01%	—
Class R3 Shares	3.57%	3.56%	—
Class I Shares	4.08%	4.01%	—

Nuveen High Yield Bond Fund

	Dividend Yield	30-Day Yield	SEC 30-Day Yield
Class A Shares at NAV	7.68%	6.95%	—
Class A Shares at Offer	7.31%	—	6.61%
Class B Shares	6.93%	6.12%	—
Class C Shares	6.94%	6.14%	—
Class R3 Shares	7.42%	6.77%	—
Class I Shares	7.92%	7.17%	—

Nuveen Symphony Credit Opportunities Fund

	Dividend Yield	30-Day Yield	SEC 30-Day Yield
Class A Shares at NAV	5.55%	5.78%	—
Class A Shares at Offer	5.29%	—	5.50%
Class C Shares	4.82%	5.01%	—
Class R3 Shares	5.33%	5.52%	—
Class I Shares	5.80%	6.03%	—

Nuveen Investments	15

Holding Summaries (Unaudited) as of March 31, 2011

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Nuveen Short Duration Bond Fund

Portfolio Credit Quality1

Nuveen Multi-Strategy Core Bond Fund

Portfolio Credit Quality1

Portfolio Allocation2

Portfolio Allocation2

Corporate Debt: Industries[3]
Diversified Financial Services	37.1%
Diversified Telecommunication Services	9.1%
Oil, Gas & Consumable Fuels	6.1%
Insurance	5.2%
Wireless Telecommunication Services	3.8%
Media	3.0%
Electric Utilities	2.4%
Consumer Finance	2.1%
Pharmaceuticals	2.0%
Energy Equipment & Services	1.9%
Real Estate	1.8%
Metals & Mining	1.8%
Hotels, Restaurants & Leisure	1.7%
Multi-Line Retail	1.6%
Industrial Conglomerates	1.6%
Thrifts & Mortgage Finance	1.5%
Chemicals	1.5%
Independent Power Producers & Energy Traders	1.3%
Commercial Services & Supplies	1.3%
Airlines	1.3%
Other	11.9%

Corporate Debt: Industries[3]
Diversified Financial Services	22.5%
Oil, Gas & Consumable Fuels	11.2%
Metals & Mining	6.9%
Media	5.8%
Diversified Telecommunication Services	5.4%
Insurance	5.0%
Energy Equipment & Services	4.1%
Chemicals	3.4%
Electric Utilities	2.6%
Specialty Retail	2.4%
Wireless Telecommunication Services	2.2%
Multi-Line Retail	2.1%
Hotels, Restaurants & Leisure	2.0%
Industrial Conglomerates	2.0%
Real Estate	1.7%
Food & Staples Retailing	1.7%
Paper & Forest Products	1.7%
Consumer Finance	1.5%
Tobacco	1.4%
Food Products	1.3%
Other	13.1%

1	As a percentage of total investments (excluding short-term investments and investments in derivatives) as of March 31, 2011. Holdings are subject to change.

2	As a percentage of total investments (excluding investments in derivatives) as of March 31, 2011. Holdings are subject to change.

3	As a percentage of total corporate debt holdings as of March 31, 2011. Corporate debt holdings include corporate bonds (high-yield investment grade rated), senior loans, convertible bonds, and any other debt instruments issued by a corporation (or that references a corporation) held by the Fund at the end of the reporting period. The percentage of “Other” corporate debt represents the total of all corporate debt industries that recalculated to less than 1.3% of total corporate debt holdings. Holdings are subject to change.

16	Nuveen Investments

Nuveen High Yield Bond Fund

Portfolio Credit Quality1

Nuveen Symphony Credit
 Opportunities Fund

Portfolio Credit Quality2

Portfolio Allocation3

Portfolio Allocation4

Corporate Debt: Industries[5]
Oil, Gas & Consumable Fuels	14.0%
Wireless Telecommunication Services	8.9%
Hotels, Restaurants & Leisure	7.5%
Diversified Telecommunication Services	6.5%
Metals & Mining	4.7%
Paper & Forest Products	4.5%
Media	3.9%
Airlines	3.7%
Food & Staples Retailing	3.2%
Commercial Services & Supplies	3.1%
Food Products	2.8%
Health Care Providers & Services	2.8%
Industrial Congolmerates	2.7%
Auto Components	2.5%
IT Services	2.4%
Containers & Packaging	2.4%
Chemicals	2.3%
Energy Equipment & Services	2.2%
Electric Utilities	1.9%
Real Estate Management & Development	1.7%
Textiles, Apparel & Luxury Goods	1.5%
Household Products	1.4%
Other	13.4%

Corporate Debt: Industries[5]
Specialty Retail	9.8%
Media	9.5%
Diversified Telecommunication Services	8.5%
Health Care Providers & Services	7.2%
IT Services	6.4%
Communications Equipment	4.9%
Diversified Financial Services	4.7%
Oil, Gas & Consumable Fuels	4.7%
Food Products	3.2%
Food & Staples Retailing	3.1%
Paper & Forest Products	2.9%
Hotels, Restaurants & Leisure	2.8%
Commercial Services & Supplies	2.6%
Wireless Telecommunication Services	2.6%
Chemicals	2.5%
Pharmaceuticals	2.3%
Metals & Mining	2.1%
Road & Rail	1.8%
Textiles, Apparel & Luxury Goods	1.7%
Aerospace & Defense	1.6%
Machinery	1.6%
Health Care Equipment & Supplies	1.4%
Other	12.1%

1	As a percentage of total investments (excluding short-term investments and investments in derivatives) as of March 31, 2011. Holdings are subject to change.

2	As a percentage of total investments (excluding short-term investments) as of March 31, 2011. Holdings are subject to change.

3	As a percentage of total investments (excluding investments in derivatives) as of March 31, 2011. Holdings are subject to change.

4	As a percentage of total investments as of March 31, 2011. Holdings are subject to change.

5	As a percentage of total corporate debt holdings as of March 31, 2011. Corporate debt holdings include corporate bonds (high-yield investment grade rated), senior loans, convertible bonds, and any other debt instruments issued by a corporation (or that references a corporation) held by the Fund at the end of the reporting period. The percentage of “Other” corporate debt represents the total of all corporate debt industries that recalculated to less than 1.4% of total corporate debt holdings. Holdings are subject to change.

Nuveen Investments	17

Expense Ratios (Unaudited)

The expense ratios below reflect the Funds’ total operating expenses (before fee waivers or expense reimbursement if any) are those shown in the Funds’ most recent prospectus. The expense ratios included management fees and other fees and expenses.

Nuveen Short Duration Bond Fund			Nuveen Multi-Strategy Core Bond Fund
Share Class	Gross Expense Ratios	Net Expense Ratios	Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	0.90%	0.83%	Class A	1.18%	0.94%
Class C	1.65%	1.58%	Class B	1.96%	1.69%
Class R3	1.15%	1.08%	Class C	1.94%	1.69%
Class I	0.65%	0.58%	Class R3	1.45%	1.19%
			Class I	0.95%	0.69%

The investment adviser has agreed to waive fees and reimburse expenses through January 31, 2012 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.60% of the average daily net assets of any class of fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

The investment adviser has agreed to waive fees and reimburse expenses through January 31, 2012 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.70% of the average daily net assets of any class of fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Nuveen High Yield Bond Fund			Nuveen Symphony Credit Opportunities Fund
Share Class	Gross Expense Ratios		Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.19%		Class A	1.74%	1.09%
Class B	1.94%		Class C	2.93%	1.84%
Class C	1.94%		Class R3	2.45%	1.34%
Class R3	1.44%		Class I	1.16%	0.84%
Class I	0.92%

The investment adviser has agreed to waive fees and reimburse expenses through January 31, 2013 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.85% (1.35% after January 31, 2013) of the average daily net assets of any class of fund shares. The expense limitation expiring January 31, 2013, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

18	Nuveen Investments

Expense Examples (Unaudited)

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Short Duration Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/11)	$1,011.80	$1,007.60	$1,010.60	$1,013.10	$1,020.84	$1,017.15	$1,019.65	$1,022.14
Expenses Incurred During Period	$4.11	$7.81	$5.31	$2.81	$4.13	$7.85	$5.34	$2.82

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .81%, 1.56%, 1.06% and .56% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Multi-Strategy Core Bond Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/11)	$999.50	$995.80	$995.80	$998.40	$1,000.30	$1,020.29	$1,016.55	$1,016.55	$1,019.05	$1,021.54
Expenses Incurred During Period	$4.64	$8.36	$8.36	$5.88	$3.39	$4.68	$8.45	$8.45	$5.94	$3.43

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .93%, 1.68%, 1.68%, 1.18% and .68% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen High Yield Bond Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/11)	$1,085.30	$1,080.80	$1,080.90	$1,084.10	$1,086.60	$1,019.35	$1,015.61	$1,015.61	$1,018.15	$1,020.64
Expenses Incurred During Period	$5.82	$9.70	$9.70	$7.07	$4.47	$5.64	$9.40	$9.40	$6.84	$4.33

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.12%, 1.87%, 1.87%, 1.37% and .87% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Investments	19

Expense Examples (Unaudited) (continued)

Nuveen Symphony Credit Opportunities Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/11)	$1,076.00	$1,072.10	$1,074.80	$1,077.30	$1,019.55	$1,015.91	$1,018.30	$1,020.79
Expenses Incurred During Period	$5.59	$9.35	$6.88	$4.30	$5.44	$9.10	$6.69	$4.18

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.08%, 1.83%, 1.33% and .83% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

20	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Short Duration Bond Fund

March 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS – 35.4%

	Aerospace & Defense – 0.2%

$325	Northrop Grumman Corporation	3.700%	8/01/14	BBB	$340,113
	Airlines – 0.4%

560	Delta Airlines, (WI/DD)	5.300%	4/15/19	A–	564,200

235	Global Aviation Holdings	14.000%	8/15/13	BB–	275,537
795	Total Airlines				839,737
	Auto Components – 0.4%

340	American & Axle Manufacturing Inc.	7.875%	3/01/17	B–	345,100

450	Johnson Controls Inc.	1.750%	3/01/14	BBB+	448,102
790	Total Auto Components				793,202
	Beverages – 0.4%

500	Dr. Pepper Snapple Group Inc.	2.900%	1/15/16	BBB	495,795

240	Miller Brewing Company, 144A	5.500%	8/15/13	BBB+	260,836
740	Total Beverages				756,631
	Building Products – 0.2%

460	Ryland Group Inc.	6.625%	5/01/20	BB–	448,500
	Chemicals – 0.5%

340	CF Industries Inc.	6.875%	5/01/18	BB+	381,650

205	Methanex Corporation	8.750%	8/15/12	BBB–	220,888

375	Potash Corporation of Saskatchewan	3.750%	9/30/15	A–	390,064
920	Total Chemicals				992,602
	Commercial Services & Supplies – 0.4%

210	Avis Budget Car Rental	8.250%	1/15/19	B	219,975

310	GATX Corporation	4.750%	10/01/12	Baa1	324,061

300	Hertz Corporation, 144A	6.750%	4/15/19	B2	297,375
820	Total Commercial Services & Supplies				841,411
	Consumer Finance – 0.8%

530	American Express Credit Corporation	7.300%	8/20/13	A2	592,627

750	Capital One Bank	6.500%	6/13/13	Baa1	815,894
1,280	Total Consumer Finance				1,408,521
	Diversified Financial Services – 13.1%

1,500	Bank of America Corporation	1.724%	1/30/14	A	1,524,522

500	Barclays Bank PLC	2.375%	1/13/14	AA–	502,831

350	BB&T Corporation	5.700%	4/30/14	A	386,455

850	BB&T Corporation	3.200%	3/15/16	A	844,182

250	BBVA Bancomer SA Texas, 144A	4.500%	3/10/16	A1	250,529

225	Capital One Financial Corporation	7.375%	5/23/14	Baa1	258,253

400	CIT Group Inc.	7.000%	5/01/14	B+	407,500

400	Citigroup Inc.	5.850%	7/02/13	A	431,179

325	Citigroup Inc.	6.500%	8/19/13	A	355,340

1,515	Citigroup Inc.	6.375%	8/12/14	A	1,674,739

225	Credit Suisse New York	5.500%	5/01/14	Aa1	246,624

920	Deutsche Bank London	4.875%	5/20/13	Aa3	978,167

260	Fifth Third Bancorp.	6.250%	5/01/13	Baa1	282,026

650	Fifth Third Bancorp.	3.625%	1/25/16	Baa1	649,427

700	General Electric Capital Corporation	5.250%	10/19/12	AA+	742,348

1,500	General Electric Capital Corporation	2.100%	1/07/14	AA+	1,500,891

Nuveen Investments	21

Portfolio of Investments (Unaudited)

Nuveen Short Duration Bond Fund (continued)

March 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Diversified Financial Services (continued)

$585	Goldman Sachs Group, Inc.	5.500%	11/15/14	A1	$636,379

740	Goldman Sachs Group, Inc.	1.310%	2/07/14	A1	745,380

1,500	Goldman Sachs Group, Inc.	3.700%	8/01/15	A1	1,511,069

300	Household Finance Corporation	6.375%	11/27/12	A	322,847

850	JP Morgan Chase & Company	5.750%	1/02/13	A1	908,711

750	JP Morgan Chase & Company	1.103%	1/24/14	Aa3	754,146

670	JP Morgan Chase & Company	5.125%	9/15/14	A1	719,124

335	KeyCorp.	6.500%	5/14/13	BBB+	365,130

750	Lloyds TSB Bank	4.875%	1/21/16	Aa3	773,343

150	Morgan Stanley	5.250%	11/02/12	A	158,784

575	Morgan Stanley	6.000%	5/13/14	A	625,514

835	Morgan Stanley	1.903%	1/24/14	A	851,548

250	National Rural Utilities Cooperative Finance Corporation	7.250%	3/01/12	A	264,869

500	Norea Bank AB, 144A	2.125%	1/14/14	Aa2	498,841

200	PNC Funding Corporation	5.400%	6/10/14	A	218,874

750	Societe Generale, 144A	2.500%	1/15/14	Aa2	744,189

2,000	UBS AG Stamford	1.304%	1/28/14	Aa3	2,018,296

675	Wells Fargo & Company	5.250%	10/23/12	AA–	715,516

275	Wells Fargo & Company	4.950%	10/16/13	A+	293,719

675	Wells Fargo & Company	3.676%	6/15/16	AA–	678,989
23,935	Total Diversified Financial Services				24,840,281
	Diversified Telecommunication Services – 3.2%

525	AT&T, Inc.	6.700%	11/15/13	A2	590,962

325	Cequel Communication Holdings I, 144A	8.625%	11/15/17	B–	338,812

455	Cincinnati Bell Inc.	8.750%	3/15/18	B3	429,406

575	Citizens Communications Company	9.000%	8/15/31	BB	587,938

500	Insight Communications, 144A	9.375%	7/15/18	B–	555,000

480	Paetec Holding Corporation	8.875%	6/30/17	Ba3	517,200

790	Qwest Communications International Inc.	7.125%	4/01/18	Baa3	852,213

310	Telecom Italia Capital	5.250%	10/01/15	BBB	320,869

200	Telefonica Emisiones SAU	4.949%	1/15/15	A–	211,024

400	Verizon Global Funding Company	4.900%	9/15/15	A–	436,074

750	Verizon Wireless Capital LLC	5.550%	2/01/14	A2	823,530

400	Windstream Corporation	8.125%	8/01/13	Ba3	439,000
5,710	Total Diversified Telecommunication Services				6,102,028
	Electric Utilities – 0.8%

325	American Electric Power	5.250%	6/01/15	BBB	352,285

500	Commonwealth Edison Company, First Mortgage	1.625%	1/15/14	A–	496,816

200	Exelon Generation Company LLC	5.350%	1/15/14	A3	214,856

400	Niagara Mohawk Power Company, 144A	3.553%	10/01/14	A–	411,139

110	West Corporation, 144A	8.625%	10/01/18	B	115,775
1,535	Total Electric Utilities				1,590,871
	Electronic Equipment & Instruments – 0.4%

365	Agilent Technologies Inc.	5.500%	9/14/15	BBB–	396,972

315	ViaSystems Inc., 144A	12.000%	1/15/15	B+	355,950
680	Total Electronic Equipment & Instruments				752,922

22	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Energy Equipment & Services – 0.7%

$530	Ensco PLC	3.250%	3/15/16	BBB+	$528,051

275	Kinder Morgan Energy Partners, L.P.	5.850%	9/15/12	BBB	292,509

220	PHI Inc.	8.625%	10/15/18	B+	230,175

225	Rockies Express Pipeline Company, 144A	6.250%	7/15/13	BBB–	240,322
1,250	Total Energy Equipment & Services				1,291,057
	Food & Staples Retailing – 0.3%

325	Kroger Co.	3.900%	10/01/15	BBB	337,337

250	Supervalu Inc.	7.500%	11/15/14	B	251,250
575	Total Food & Staples Retailing				588,587
	Health Care Providers & Services – 0.3%

630	Saint Jude Medical Inc.	2.200%	9/15/13	A	640,323
	Hotels, Restaurants & Leisure – 0.6%

335	Boyd Gaming Corporation, 144A	9.125%	12/01/18	B	345,887

345	Brunswick Corporation	7.375%	9/01/23	Caa1	319,125

310	Marina District Finance Company Limited, 144A	9.875%	8/15/18	BB	324,338

175	Tricon Global Restaurants Incorporated	8.875%	4/15/11	BBB–	175,392
1,165	Total Hotels, Restaurants & Leisure				1,164,742
	Household Durables – 0.2%

305	Meritage Homes Corporation	7.150%	4/15/20	B+	304,619
	Independent Power Producers & Energy Traders – 0.5%

350	NRG Energy Inc.	7.375%	1/15/17	BB–	364,875

500	RRI Energy Inc.	7.625%	6/15/14	B	517,500
850	Total Independent Power Producers & Energy Traders				882,375
	Industrial Conglomerates – 0.6%

225	Anheuser Busch InBev	5.375%	11/15/14	BBB+	247,944

220	Offshore Group Investment Limited	11.500%	8/01/15	B–	244,200

365	Timken Company	6.000%	9/15/14	BBB–	402,611

155	Tyco International Group	6.000%	11/15/13	A–	171,592
965	Total Industrial Conglomerates				1,066,347
	Insurance – 1.9%

400	Allstate Life Global Funding	5.375%	4/30/13	A+	431,547

1,370	Berkshire Hathaway Inc.	5.000%	8/15/13	AA+	1,482,437

400	Genworth Life Institution Funding, 144A	5.875%	5/03/13	A	423,202

275	Met Life Global Funding I, 144A	5.125%	4/10/13	AA–	293,468

475	Prudential Financial Inc.	5.100%	9/20/14	A	510,521

350	Willis Group Holdings PLC	4.125%	3/15/16	BBB–	348,199
3,270	Total Insurance				3,489,374
	IT Services – 0.1%

204	First Data Corporation, 144A	12.625%	1/15/21	B–	221,340
	Machinery – 0.3%

585	Caterpillar Financial Services Corporation	6.200%	9/30/13	A	652,276
	Media – 1.1%

205	Allbritton Communications Company	8.000%	5/15/18	B	216,275

350	Comcast Corporation	5.850%	11/15/15	BBB+	389,758

Nuveen Investments	23

Portfolio of Investments (Unaudited)

Nuveen Short Duration Bond Fund (continued)

March 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Media (continued)

$110	Nielsen Finance LLC Co., 144A	7.750%	10/15/18	B+	$117,975

420	Sinclair Television Group, 144A	9.250%	11/01/17	BB–	468,300

250	Sirius XM Radio Inc., 144A	8.750%	4/01/15	BB–	281,250

150	Time Warner Cable Inc.	5.400%	7/02/12	BBB	157,729

105	Time Warner Cable Inc.	6.200%	7/01/13	BBB	115,443

250	WMG Acquisition Corporation	7.375%	4/15/14	B1	250,625
1,840	Total Media				1,997,355
	Metals & Mining – 0.6%

150	ArcelorMittal	5.375%	6/01/13	BBB–	159,527

200	BHP Billiton Finance Limited	5.500%	4/01/14	A+	221,799

375	Patriot Coal Corporation	8.250%	4/30/18	B+	399,375

140	Steel Dynamics, Inc.	7.625%	3/15/20	BB+	150,150

250	Vedanta Resources PLC, 144A	9.500%	7/18/18	BB	273,750
1,115	Total Metals & Mining				1,204,601
	Multi-Line Retail – 0.6%

585	CVS Caremark Corporation	3.250%	5/18/15	BBB+	594,251

200	Home Depot, Inc.	5.400%	3/01/16	BBB+	221,162

250	Target Corporation	5.875%	3/01/12	A+	262,308
1,035	Total Multi-Line Retail				1,077,721
	Oil, Gas & Consumable Fuels – 2.2%

125	Anadarko Petroleum Corporation	7.625%	3/15/14	BBB–	142,697

100	Apache Corporation	6.250%	4/15/12	A–	105,286

600	Apache Corporation	6.000%	9/15/13	A–	663,727

290	Black Elk Energy Offshore Operations LLC, 144A	13.750%	12/01/15	B–	295,800

550	BP Capital Markets PLC	0.910%	3/11/14	A	552,396

405	Cenovus Energy Inc.	4.500%	9/15/14	BBB+	434,882

100	Energy XXI Gulf Coast Inc., 144A	9.250%	12/15/17	B	107,000

600	Marathon Petroleum Corporation, 144A	3.500%	3/01/16	BBB+	601,574

300	StatOilHydro ASA	2.900%	10/15/14	Aa2	309,556

365	Tesoro Petroleum Corporation	6.250%	11/01/12	BB+	385,075

300	Total Capital Canada Limited	1.625%	1/28/14	Aa1	305,853

150	Valero Energy Corporation	6.875%	4/15/12	BBB	158,566
3,885	Total Oil, Gas & Consumable Fuels				4,062,412
	Paper & Forest Products – 0.4%

455	McClatchy Company	11.500%	2/15/17	B+	511,875

300	Stora Enso Oyj, 144A	6.404%	4/15/16	BB	315,000
755	Total Paper & Forest Products				826,875
	Pharmaceuticals – 0.7%

460	Teva Pharmaceutical Finance III	1.700%	3/21/14	A–	456,823

350	Valeant Pharmaceuticals International, 144A	6.875%	12/01/18	BB–	343,000

510	Wyeth	5.500%	2/01/14	AA	562,412
1,320	Total Pharmaceuticals				1,362,235

24	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Real Estate – 0.7%

$750	HCP Inc.	2.700%	2/01/14	BBB	$752,246

475	Health Care REIT Inc.	3.625%	3/15/16	Baa2	470,520
1,225	Total Real Estate				1,222,766
	Road & Rail – 0.2%

255	DynCorp International Inc., 144A	10.375%	7/01/17	B1	276,037
	Specialty Retail – 0.4%

300	Armored AutoGroup Inc., 144A	9.250%	11/01/18	CCC+	305,250

50	Ferrellgas LP, 144A	6.500%	5/01/21	Ba3	48,500

435	TJX Companies, Inc.	4.200%	8/15/15	A	462,746
785	Total Specialty Retail				816,496
	Textiles, Apparel & Luxury Goods – 0.1%

105	Hanesbrands Inc.	6.375%	12/15/20	BB–	102,375
	Thrifts & Mortgage Finance – 0.5%

1,000	Nordea Eiendomskreditt, 144A, (WI/DD)	1.875%	4/07/14	AAA	997,010
	Tobacco – 0.2%

400	Reynolds American Inc.	7.250%	6/01/13	BBB	447,427
	Wireless Telecommunication Services – 1.4%

250	AT&T/Cingular Wireless Services	8.125%	5/01/12	A2	269,073

275	Digicel Group, Limited, 144A	10.500%	4/15/18	Caa1	314,875

488	IntelSat Bermuda Limited	11.500%	2/04/17	CCC+	535,127

165	MetroPCS Wireless Inc.	6.625%	11/15/20	B	164,794

370	Sprint Capital Corporation	6.900%	5/01/19	BB–	382,025

250	UPC Germany GmbH, 144A	8.125%	12/01/17	BB–	263,125

150	Vodafone Group PLC	5.000%	12/16/13	A–	162,764

165	Windstream Corporation, 144A	7.750%	10/15/20	Ba3	169,537

290	XM Satellite Radio Inc., 144A	7.625%	11/01/18	BB–	305,951
2,403	Total Wireless Telecommunication Services				2,567,271
$63,912	Total Corporate Bonds (cost $65,275,990)				66,968,440

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 13.3%

	U.S. Treasury Bonds/Notes – 13.3%

$500	United States of America Treasury Bonds/Notes	4.880%	7/31/11	AAA	$507,891

700	United States of America Treasury Bonds/Notes	4.500%	11/30/11	AAA	719,879

3,300	United States of America Treasury Bonds/Notes, (3)	1.130%	1/15/12	AAA	3,322,173

1,400	United States of America Treasury Bonds/Notes	4.750%	1/31/12	AAA	1,452,172

400	United States of America Treasury Bonds/Notes	4.880%	2/15/12	AAA	416,016

1,300	United States of America Treasury Bonds/Notes	4.500%	3/31/12	AAA	1,353,726

200	United States of America Treasury Bonds/Notes, (3)	4.880%	6/30/12	AAA	211,062

1,250	United States of America Treasury Bonds/Notes	4.130%	8/31/12	AAA	1,313,525

3,500	United States of America Treasury Bonds/Notes	1.380%	9/15/12	AAA	3,542,795

6,500	United States of America Treasury Bonds/Notes	1.130%	12/15/12	AAA	6,551,292

1,800	United States of America Treasury Bonds/Notes	1.375%	5/15/13	AAA	1,819,692

380	United States of America Treasury Bonds/Notes	1.880%	2/28/14	AAA	387,036

55	United States of America Treasury Securities, STRIPS (I/O)	0.000%	5/15/14	AAA	52,659

3,500	United States of America Treasury Securities, STRIPS (P/O)	0.000%	2/15/12	AAA	3,490,647
$24,785	Total U.S. Government and Agency Obligations (cost $24,938,762)				25,140,565

Nuveen Investments	25

Portfolio of Investments (Unaudited)

Nuveen Short Duration Bond Fund (continued)

March 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 47.4%

	Autos – Asset-Backed Securities – 11.6%

$1,548	Ally Master Owner Trust 2010-3, 144A	2.880%	4/15/15	AAA	$1,583,815

1,050	AmeriCredit Automobile Receivables Trust, Series 2010-4	1.990%	10/08/15	Aa1	1,045,328

449	Bank of America Auto Trust, Series 2009-1A, 144A	2.670%	7/15/13	AAA	452,568

534	Bank of America Auto Trust, Series 2009-2A, 144A	2.130%	9/15/13	AAA	538,430

950	Bank of America Auto Trust, Series 2010-1A, 144A	1.390%	3/15/14	AAA	955,323

1,935	BMW Vehicle Owners Trust, Series 2010-A	2.100%	10/25/16	AAA	1,967,201

78	Capital Auto Receivable Asset Trust, 2008-2, A3A	4.680%	10/15/12	AAA	78,957

1,000	CarMax Auto Owner Trust 2009-2	1.740%	4/15/14	AAA	1,009,177

575	CarMax Auto Owner Trust 2010-3	2.000%	5/16/16	AA	561,177

872	Chrysler Financial Auto Securtization Trust, Series 2010A	1.650%	11/08/13	AA	873,021

9	Daimler Chrysler Auto Trust 2008-A A3	3.700%	6/08/12	AAA	9,468

158	Daimler Chrysler Auto Trust 2008B	5.320%	11/10/14	Aaa	162,552

42	Ford Credit Auto Owner Trust 2008A-3A	3.960%	4/15/12	AAA	42,205

1,000	Ford Credit Auto Owner Trust 2009E	2.420%	11/15/14	AAA	1,022,907

710	Ford Credit Auto Owners Trust 2010	2.930%	11/15/15	AA	719,306

1,480	Ford Credit Floorplan Master Owner Trust Series 2010-3, 144A	4.200%	2/15/17	AAA	1,565,313

863	Hertz Vehicle Financing LLC Series 2009, 144A	4.260%	3/25/14	Aaa	904,177

700	Hyundai Auto Receivables Trust 2009A	2.030%	8/15/13	AAA	706,031

1,115	Mercedes-Benz Auto Receivables Trust, Series 2010-1	2.140%	8/15/16	AAA	1,133,984

47	Nissan Auto Receivables Owner Trust 2008-B A3	4.460%	4/16/12	AAA	46,828

110	Nissan Auto Receivables Owners Trust 2008-C	5.930%	7/16/12	AAA	110,643

1,473	Nissan Auto Receivables Owners Trust, Series 2009-1	5.000%	9/15/14	AAA	1,506,890

1,650	SMART Trust, Asset Backed Securities, Series 2011-1USA, 144A, (4)	1.100%	10/14/14	Aaa	1,646,728

1,028	Toyota Auto Receivables Owner Trust, Class A3, Series 2003B	1.860%	5/16/16	AAA	1,041,767

85	USAA Auto Owner Trust 2007-2	5.070%	6/15/13	AAA	85,616

1,000	USAA Auto Owners Trust 2010-1	2.140%	9/15/15	AAA	1,017,650

445	Volkswagen Auto Loan Enhanced Trust, 2008-2, Class A3A	5.470%	3/20/13	AAA	451,938

620	World Omni Auto Receivables Trust, Series 2010A	1.340%	12/16/13	AAA	623,140
21,526	Total Autos				21,862,140
	Credit Cards – Asset-Backed Securities – 7.3%

805	Bank of America Credit Card Trust, Series 2008-A5	1.460%	12/16/13	AAA	807,444

1,500	Capital One Mult-Asset Execution Trust, Card Series 2005-A7	4.700%	6/15/15	AAA	1,578,825

2,500	Chase Issuance Trust, Series 2008-A4	4.650%	3/15/15	AAA	2,670,045

650	CitiBank Credit Card Issuance Trust, Series 2006-A4	5.450%	5/10/13	AAA	653,454

2,300	CitiBank Credit Card Issuance Trust, Series 2009-A5	2.250%	12/23/14	AAA	2,348,753

234	Discover Card Master Trust I 2008-3	5.100%	10/15/13	AAA	234,420

2,500	Discover Card Master Trust 2009-A2	1.560%	2/17/15	Aaa	2,536,164

1,840	General Electric Capital Credit Card Master Note Trust Series 2010-3	2.210%	6/15/16	Aaa	1,869,360

1,080	General Electric Master Credit Card Trust, Series 2009-3A	2.540%	9/15/14	AAA	1,089,360
13,409	Total Credit Cards				13,787,825

26	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Other – Asset-Backed Securities – 4.0%

$870	CNH Agriculture Equipment Trust, Series 2009C	1.850%	12/16/13	AAA	$874,776

667	CNH Equipment Trust 2010-A	1.540%	7/15/14	AAA	671,531

870	Fieldstone Mortgage Investment Trust, Mortgage Backed Notes, Series 2005-1	1.340%	3/25/35	A+	830,929

1,675	GMAC Mortgage Services Advance Funding, Series 2011-1A, 144A, (4)	3.720%	2/15/23	Aaa	1,683,760

2,698	U.S. Small Business Administration Guaranteed Participating Securities, Participation Certificates, Series 2005-10B	4.941%	9/10/15	AAA	2,894,926

596	U.S. Small Business Administration Guaranteed Participating Securities, Participation Certificates, Series 2007-10A	5.459%	2/10/17	AAA	641,843
7,376	Total Other				7,597,765
	Commercial – Mortgage-Backed Securities – 9.4%

850	Bank of America Commercial Mortgage Pass-Through Certificates, Series 2005	4.930%	7/10/45	AA–	899,223

520	Banc of America Commercial Mortgage Pass-Through Certificates Series 2007-2, (4)	1.000%	4/10/49	BBB+	510,678

2,250	Citigroup Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-CD4	5.205%	12/11/49	AAA	2,299,933

930	CS First Boston Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2004-C1	4.750%	1/15/37	AAA	977,562

700	Developers Diversified Realty Corporation, Commercial Mortgage Pass Through Certificates Series 2009-DDR1, 144A	5.730%	10/14/14	AA	748,981

1,987	Extended Stay America Trust 2010-EHSA, 144A	2.950%	11/05/27	AAA	1,954,556

557	General Electric Capital Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2002-2	5.349%	8/11/36	AAA	578,509

1,325	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass Through Certificates, Series 2001-ALF, 144A	2.720%	2/10/21	N/R	1,329,214

1,500	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2007-GG10	5.808%	8/10/45	A1	1,592,603

1,455	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-IQ12	5.332%	12/15/43	AAA	1,535,222

1,964	Morgan Stanley Capital Trust I, Commercial Mortgage Pass-Through Certificates, Series 2011-C1	2.602%	9/15/47	AAA	1,989,149

833	Salomon Brothers Commercial Mortgage Trust Pass-Through Certificates, Series 2002-KEY2	4.870%	3/18/36	AAA	859,805

546	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-WHl8, 144A	1.000%	6/15/20	Aaa	505,327

2,000	WF-RBS Commercial Mortage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C2	2.500%	2/15/44	Aaa	2,020,367
17,417	Total Commercial				17,801,129
	Residential – Mortgage-Backed Securities – 15.1%

527	Citicorp Residential Mortgage Trust, REMIC Pass-Through Certificates, Series 2007-2	5.980%	6/25/37	AAA	529,163

1,304	Citigroup Mortgage Loan Trust Inc., Mortgage Pass Through Certificates, Series 2010-10, 144A	4.780%	12/25/32	BBB	1,309,164

1,026	Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-23	5.750%	9/25/33	AAA	1,057,396

1,750	FDIC Structured Sales Guaranteed Notes, Series 2010-L1A, 144A	0.000%	10/25/13	N/A	1,656,935

2,069	FDIC Structured Sale Guaranteed Notes, Series 2010-S1, 144A	3.250%	4/25/38	AAA	2,091,204

4,852	Federal Home Loan Mortgage Corporation Multi-Class Certificates	0.660%	12/15/20	AAA	4,757,490

Nuveen Investments	27

Portfolio of Investments (Unaudited)

Nuveen Short Duration Bond Fund (continued)

March 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Residential – Mortgage-Backed Securities (continued)

$2,000	Federal Home Loan Mortgage Corporation Mulitfamily Structured Pass Through Certificates, Series K701	2.780%	6/25/17	AAA	$2,025,275

3,704	Federal National Mortgage Interest Strip Series 366-25	5.000%	10/01/35	AAA	428,711

150	Federal National Mortgage Pool 838948	2.010%	8/01/35	AAA	156,647

3,351	Federal National Mortgage REMIC Pass-Through Certificates	2.750%	6/25/20	AAA	3,405,366

3,836	Federal National Mortgage REMIC Pass-Through Certificates	0.660%	4/25/32	AAA	3,833,237

798	GMAC Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2010-1, 144A	4.250%	7/25/40	A2	806,628

1,459	Government National Mortgage Association, Guaranteed REMIC Pass Through Securities and MX Securities Trust 2006-062	4.500%	5/16/38	AAA	1,546,220

1,645	National Credit Union Administration, Guaranteed Notes Series 2011-R1	0.709%	1/08/20	N/R	1,647,354

1,042	National Credit Union Administration Guaranteed Structured Collateral Notes	2.900%	10/29/20	AAA	1,014,450

600	Nationstar Mortgage Advance Receivables Trust, Series 2009-ADV1, 144A	1.000%	12/25/22	BBB	610,875

1,000	Park Place Securities Inc., Asset Backed Pass Through Certificates Series 2005- WCH1	0.780%	1/25/36	AA	945,419

638	RBSSP Resecuritization Trust 2009-10, 144A	0.360%	3/26/37	N/R	595,199

43	Wells Fargo Mortgage Backed Securities, 2005-AR16 Class 3A2, (4)	2.830%	10/25/35	AAA	41,230
31,794	Total Residential				28,457,963
$91,522	Total Asset-Backed and Mortgage-Backed Securities (cost $89,245,019)				89,506,822

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CAPITAL PREFERRED SECURITIES – 0.2%

	Commercial Banks – 0.2%

$375	National City Preferred Capital Trust I	12.000%	12/29/49	BBB	$425,332
$375	Total Capital Preferred Securities (cost $424,219)				425,332

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	SOVEREIGN DEBT – 0.7%

	Canada – 0.7%

$1,350	Province of Ontario, Canada Bond	1.375%	1/27/14	Aa1	$1,346,436
$1,350	Total Sovereign Debt (cost $1,346,385)				1,346,436

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	SHORT-TERM INVESTMENTS – 3.4%

	U.S. Government and Agency Obligations – 2.4%

$4,500	Federal Home Loan Bank Bonds	3.625%	7/01/11	AAA	$4,540,554
	Repurchase Agreements – 1.0%

1,838	Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/11, repurchase price $1,837,794, collateralized by $1,905,000 U.S. Treasury Notes, 0.500%, due 11/15/13, value $1,878,806	0.010%	4/01/11	N/A	1,837,793
$6,338	Total Short-Term Investments (cost $6,415,206)				6,378,347
	Total Investments (cost $187,645,581) – 100.4%				189,765,942
	Other Assets Less Liabilities – (0.4)% (5)				(784,829)
	Net Assets – 100%				$188,981,113

28	Nuveen Investments

Investments in Derivatives

Forward Foreign Currency Exchange Contracts outstanding at March 31, 2011:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation Depreciation) (U.S. Dollars)
Morgan Stanley	Brazilian Real	4,100,000	U.S. Dollar	2,466,907	4/04/11	$(44,347)
HSBC	Euro	1,700,000	U.S. Dollar	2,299,335	4/18/11	(109,277)
Bank of America	Japanese Yen	224,000,000	U.S. Dollar	2,761,307	5/31/11	67,457
HSBC	Mexican Peso	29,762,640	U.S. Dollar	2,482,289	4/04/11	(19,941)
JPMorgan Chase	Peruvian Nuevo Sol	4,920,000	U.S. Dollar	1,748,712	4/29/11	(1,867)
Morgan Stanley	Polish Zloty	7,800,000	U.S. Dollar	2,728,418	5/18/11	(8,195)
Bank of America	Swiss Franc	2,600,000	U.S. Dollar	2,809,474	5/10/11	(21,870)
Morgan Stanley	U.S. Dollar	1,843,020	Australian Dollar	1,800,000	5/31/11	5,744
Morgan Stanley	U.S. Dollar	2,443,797	Brazilian Real	4,111,200	4/04/11	74,318
Morgan Stanley	U.S. Dollar	2,453,327	Brazilian Real	4,100,000	5/03/11	44,102
Morgan Stanley	U.S. Dollar	2,776,207	Canadian Dollar	2,700,000	5/31/11	5,095
HSBC	U.S. Dollar	2,467,328	Mexican Peso	29,762,640	4/04/11	34,901
HSBC	U.S. Dollar	2,468,904	Mexican Peso	29,762,640	6/03/11	19,631
JPMorgan Chase	U.S. Dollar	1,772,015	Peruvian Nuevo Sol	4,920,000	4/29/11	(21,437)
Morgan Stanley	U.S. Dollar	2,655,771	Polish Zloty	7,800,000	5/18/11	80,841
Morgan Stanley	U.S. Dollar	2,490,815	Turkish Lira	4,000,000	4/07/11	97,189
						$202,344

Credit Default Swaps outstanding at March 31, 2011:

Counterparty	Referenced Entity	Buy/Sell Protection (6)	Current Credit Spread (7)	Notional Amount (U.S. Dollars)	Fixed Rate*	Termination Date	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
JPMorgan	DJ Investment Grade CDX	Sell	.96%	$12,250,000	1.000%	6/20/16	$27,429	$(3,744)
JPMorgan	DJ High Yield CDX	Sell	4.52	7,400,000	5.000	6/20/16	161,343	8,718
UBS AG	Freescale Semiconductor, Inc.	Sell	6.71	330,000	5.000	6/20/15	(4,968)	57,732
								$62,706
*	Annualized.

Nuveen Investments	29

Portfolio of Investments (Unaudited)

Nuveen Short Duration Bond Fund (continued)

March 31, 2011

Futures Contracts outstanding at March 31, 2011:

Type	Contract Position	Number of Contracts	Contract Expiration	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
U.S. 2-Year Treasury Note	Short	(36)	6/11	$(7,852,500)	$(4,599)
U.S. 5-Year Treasury Note	Short	(108)	6/11	(12,613,219)	(16,566)
U.S. 10-Year Treasury Note	Short	(92)	6/11	(10,950,875)	(21,490)
U.S. 30-Year Treasury Bond	Short	(12)	6/11	(1,442,250)	(11,002)
					$(53,657)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)	For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(5)	Other Assets Less Liabilities includes Value and/or Net Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives.

(6)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(7)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of a higher likelihood of performance by the seller of protection.

N/A	Not applicable.

N/R	Not rated.

I/O	Interest only investment.

P/O	Principal only investment.

WI/DD	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

30	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Multi-Strategy Core Bond Fund

March 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 49.1%

	Aerospace & Defense – 0.6%

$50	BE Aerospace Inc.	8.500%	7/01/18	BB	$55,374

12	Boeing Capital Corporation	5.800%	1/15/13	A	12,995

35	General Dynamics Corporation	4.250%	5/15/13	A	37,249

240	Huntington Ingalls Industries Inc., 144A	7.125%	3/15/21	Ba3	250,200

20	Lockheed Martin Corporation	7.650%	5/01/16	A–	24,257

85	Raytheon Company	4.400%	2/15/20	A–	86,167

8	United Technologies Corporation	7.500%	9/15/29	A	10,358
450	Total Aerospace & Defense				476,600
	Airlines – 0.4%

125	Air Canada, 144A	12.000%	2/01/16	B–	130,312

140	Global Aviation Holdings	14.000%	8/15/13	BB–	164,150
265	Total Airlines				294,462
	Auto Components – 0.4%

155	American & Axle Manufacturing Inc.	7.875%	3/01/17	B–	157,324

200	Dana Holding Corporation	6.500%	2/15/19	BB–	199,000
355	Total Auto Components				356,324
	Beverages – 0.5%

240	Anheuser Busch InBev	8.200%	1/15/39	BBB+	326,513

5	Diageo Capital, PLC	5.750%	10/23/17	A–	5,605

55	Miller Brewing Company, 144A	5.500%	8/15/13	BBB+	59,775

10	Pepsi Bottling Group PLC	5.500%	4/01/16	Aa3	11,268
310	Total Beverages				403,161
	Biotechnology – 0.2%

180	STHI Holding Corporation, 144A	8.000%	3/15/18	B	186,300
	Building Products – 0.2%

40	Dayton Superior Corporation, (3), (4), (7)	13.000%	6/15/11	Caa3	6,000

4	Masco Corporation	5.875%	7/15/12	BBB	4,188

185	Ryland Group Inc.	6.625%	5/01/20	BB–	180,374
229	Total Building Products				190,562
	Chemicals – 1.7%

190	Airgas, Inc.	4.500%	9/15/14	BBB	198,485

145	CF Industries Inc.	6.875%	5/01/18	BB+	162,763

335	Dow Chemical Company	4.250%	11/15/20	BBB–	319,936

75	E.I. Du Pont de Nemours and Company	3.250%	1/15/15	A	77,776

80	Methanex Corporation	8.750%	8/15/12	BBB–	86,200

195	Potash Corporation of Saskatchewan	3.750%	9/30/15	A–	202,833

75	Praxair, Inc.	4.500%	8/15/19	A	78,120

225	Rhodia SA, 144A	6.875%	9/15/20	BB	229,218
1,320	Total Chemicals				1,355,331

	Commercial Services & Supplies – 0.6%

100	Avis Budget Car Rental	8.250%	1/15/19	B	104,750

110	GATX Corporation	4.750%	10/01/12	Baa1	114,989

250	Hertz Corporation, 144A	6.750%	4/15/19	B2	247,813
460	Total Commercial Services & Supplies				467,552

Nuveen Investments	31

Portfolio of Investments (Unaudited)

Nuveen Multi-Strategy Core Bond Fund (continued)

March 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Communications Equipment – 0.0%

$10	Cisco Systems, Inc.	5.500%	2/22/16	A+	$11,228

3	Motorola, Inc.	7.500%	5/15/25	BBB	3,398
13	Total Communications Equipment				14,626
	Computers & Peripherals – 0.0%

35	International Business Machines Corporation (IBM)	4.750%	11/29/12	Aa3	37,195
	Consumer Finance – 0.8%

185	American Express Credit Corporation	7.300%	8/20/13	A2	206,860

320	Capital One Bank	8.800%	7/15/19	Baa1	402,356
505	Total Consumer Finance				609,216
	Containers & Packaging – 0.1%

95	Intertape Polymer US Inc.	8.500%	8/01/14	Caa1	85,025
	Diversified Financial Services – 11.0%

1,240	Bank of America Corporation	5.875%	1/05/21	A	1,294,781

105	Bank of New York Mellon	4.300%	5/15/14	Aa2	112,594

150	Barlcays Bank PLC	5.000%	9/22/16	AA–	159,027

115	BB&T Corporation	5.700%	4/30/14	A	126,978

150	BBVA Bancomer SA Texas, 144A	4.500%	3/10/16	A1	150,318

185	Capital One Financial Corporation	7.375%	5/23/14	Baa1	212,342

6	Charter One Bank FSB	6.375%	5/15/12	A3	6,224

225	Citigroup Inc.	6.125%	11/21/17	A	245,173

500	Citigroup Inc.	5.375%	8/09/20	A	514,727

65	Citigroup Inc.	6.000%	10/31/33	A–	62,068

300	Citigroup Inc.	6.875%	3/05/38	A	329,683

140	Credit Suisse New York	5.500%	5/01/14	Aa1	153,455

110	Fifth Third Bancorp.	6.250%	5/01/13	Baa1	119,319

65	General Electric Capital Corporation	5.625%	9/15/17	AA+	70,533

200	General Electric Capital Corporation	5.300%	2/11/21	AA	203,134

225	General Electric Capital Corporation	6.875%	1/10/39	AA+	251,098

505	Goldman Sachs Group, Inc.	5.500%	11/15/14	A1	549,352

610	Goldman Sachs Group, Inc.	6.000%	6/15/20	A1	644,846

310	HSBC Holdings PLC	6.800%	6/01/38	A1	324,604

170	Jefferies Group Inc.	8.500%	7/15/19	BBB	200,549

80	JP Morgan Chase & Company	5.375%	10/01/12	Aa3	84,959

210	JP Morgan Chase & Company	6.000%	1/15/18	Aa3	230,262

500	JP Morgan Chase & Company	4.250%	10/15/20	Aa3	477,856

140	KeyCorp.	6.500%	5/14/13	BBB+	152,592

220	KeyCorp.	5.100%	3/24/21	BBB+	218,642

375	Merrill Lynch & Company	6.050%	5/16/16	A–	396,333

185	Morgan Stanley	6.000%	5/13/14	A	201,252

150	Morgan Stanley	5.625%	9/23/19	A	153,200

120	Morgan Stanley	5.950%	12/28/17	A	128,897

515	Morgan Stanley	5.750%	1/25/21	A	519,787

25	National City Bank	6.200%	12/15/11	A	25,942

90	National Rural Utilities Cooperative Finance Corporation	7.250%	3/01/12	A	95,353

32	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Diversified Financial Services (continued)

$60	PNC Funding Corporation	6.700%	6/10/19	A	$69,793

235	State Street Corporation	4.956%	3/15/18	A3	242,158

6	SunTrust Banks Inc.	6.375%	4/01/11	Baa1	6,000

74	Wachovia Corporation	5.250%	8/01/14	A+	79,141

170	Wells Fargo & Company	5.250%	10/23/12	AA–	180,204

8,531	Total Diversified Financial Services				8,993,176
	Diversified Telecommunication Services – 2.7%

240	AT&T, Inc.	6.800%	5/15/36	A2	256,659

140	Cequel Communication Holdings I, 144A	8.625%	11/15/17	B–	145,950

190	Cincinnati Bell Inc.	8.750%	3/15/18	B3	179,313

240	Citizens Communications Company	9.000%	8/15/31	BB	245,400

145	Cox Communications, Inc	5.500%	10/01/15	Baa2	159,032

90	France Telecom	5.375%	7/08/19	A–	98,930

100	Insight Communications, 144A	9.375%	7/15/18	B–	111,000

180	Paetec Holding Corporation	8.875%	6/30/17	Ba3	193,950

130	Qwest Communications International Inc.	7.125%	4/01/18	Baa3	140,238

215	Telecom Italia Capital	5.250%	10/01/15	BBB	222,538

130	Telefonica Emisiones SAU	4.949%	1/15/15	A–	137,166

260	Verizon Communications	6.250%	4/01/37	A–	266,146
2,060	Total Diversified Telecommunication Services				2,156,322
	Electric Utilities – 1.3%

35	American Electric Power	5.250%	6/01/15	BBB	37,938

175	Calpine Corporation, 144A	7.875%	7/31/20	B+	185,938

20	Carolina Power and Light Company	5.125%	9/15/13	A1	21,706

14	Duke Capital LLC	5.668%	8/15/14	BBB	15,340

105	Duke Energy Corporation	6.250%	1/15/12	A–	109,673

75	Exelon Corporation	4.900%	6/15/15	Baa1	78,817

2	FirstEnergy Corporation	6.450%	11/15/11	Baa3	2,060

5	FirstEnergy Corporation	7.375%	11/15/31	Baa3	5,416

230	FirstEnergy Solutions Corporation	6.050%	8/15/21	Baa2	238,327

250	Niagara Mohawk Power Company, 144A	3.553%	10/01/14	A–	256,962

10	Progress Energy, Inc.	7.000%	10/30/31	BBB	11,538

5	PSE&G Power LLC	8.625%	4/15/31	Baa1	6,267

50	West Corporation, 144A	8.625%	10/01/18	B	52,625
976	Total Electric Utilities				1,022,607
	Electrical Equipment – 0.0%

25	Emerson Electric Company	5.250%	10/15/18	A	27,530
	Electronic Equipment & Instruments – 0.4%

190	Agilent Technologies Inc.	5.500%	9/14/15	BBB–	206,643

120	ViaSystems Inc., 144A	12.000%	1/15/15	B+	135,600
310	Total Electronic Equipment & Instruments				342,243

Nuveen Investments	33

Portfolio of Investments (Unaudited)

Nuveen Multi-Strategy Core Bond Fund (continued)

March 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Energy Equipment & Services – 2.0%

$325	Ensco PLC	4.700%	3/15/21	BBB+	$322,597

250	Kinder Morgan Energy Partners, L.P.	6.500%	9/01/39	BBB	256,220

85	Nabors Industries Inc.	9.250%	1/15/19	BBB	107,147

100	PHI Inc.	8.625%	10/15/18	B+	104,625

200	Plains All American Pipeline L.P.	5.750%	1/15/20	BBB–	214,055

205	Rockies Express Pipeline Company, 144A	5.625%	4/15/20	BBB–	203,780

190	Transocean Sedco Inc.	6.000%	3/15/18	BBB	205,138

220	Weatherford International Limited	7.000%	3/15/38	BBB	233,019
1,575	Total Energy Equipment & Services				1,646,581
	Food & Staples Retailing – 0.8%

165	Kroger Co.	3.900%	10/01/15	BBB	171,263

2	Kroger Co.	7.500%	4/01/31	BBB	2,389

135	Safeway Inc.	6.250%	3/15/14	BBB	149,266

150	Supervalu Inc.	7.500%	11/15/14	B	150,750

135	Wal-Mart Stores, Inc.	3.200%	5/15/14	AA	141,416

50	Wal-Mart Stores, Inc.	5.800%	2/15/18	AA	56,941
637	Total Food & Staples Retailing				672,025
	Food Products – 0.7%

400	Bunge Limited Finance Corporation	4.100%	3/15/16	Baa2	400,996

27	Kellogg Company	7.450%	4/01/31	A3	33,640

85	Kraft Foods Inc.	6.125%	2/01/18	Baa2	95,018
512	Total Food Products				529,654
	Gas Utilities – 0.0%

2	Consolidated Natural Gas Company	5.000%	12/01/14	A–	2,187
	Health Care Providers & Services – 0.3%

180	UnitedHealth Group Incorporated	6.875%	2/15/38	A–	201,910
	Hotels, Restaurants & Leisure – 1.0%

160	Boyd Gaming Corporation, 144A	9.125%	12/01/18	B	165,200

145	Brunswick Corporation	7.375%	9/01/23	Caa1	134,125

150	Isle of Capri Casinos, Inc., 144A	7.750%	3/15/19	B–	149,250

155	Marina District Finance Company Limited, 144A	9.875%	8/15/18	BB	162,169

85	McDonald’s Corporation	5.800%	10/15/17	A	97,312

100	Tricon Global Restaurants Incorporated	8.875%	4/15/11	BBB–	100,224
795	Total Hotels, Restaurants & Leisure				808,280
	Household Durables – 0.3%

155	MDC Holdings Inc.	5.625%	2/01/20	BBB–	153,133

120	Meritage Homes Corporation	7.150%	4/15/20	B+	119,850
275	Total Household Durables				272,983
	Household Products – 0.2%

150	Clorox Company	3.550%	11/01/15	BBB+	153,563

20	Procter and Gamble Company	4.850%	12/15/15	AA–	22,215
170	Total Household Products				175,778
	Independent Power Producers & Energy Traders – 0.2%

175	NRG Energy Inc.	7.375%	1/15/17	BB–	182,438

34	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Industrial Conglomerates – 1.0%

$100	Offshore Group Investment Limited	11.500%	8/01/15	B–	$111,000

300	Textron Inc.	7.250%	10/01/19	BBB–	345,892

190	Timken Company	6.000%	9/15/14	BBB–	209,579

125	Tyco International Group	6.000%	11/15/13	A–	138,381
715	Total Industrial Conglomerates				804,852
	Insurance – 2.4%

290	AFLAC Insurance	6.450%	8/15/40	A2	291,063

100	Berkshire Hathaway Inc.	5.400%	5/15/18	AA+	110,101

315	Genworth Financial Inc.	6.515%	5/22/18	BBB	311,629

585	Hartford Financial Services Group Inc.	6.000%	1/15/19	BBB	614,916

200	ING Bank NV, 144A	4.000%	3/15/16	Aa3	199,721

75	MetLife Inc.	7.717%	2/15/19	A–	91,168

170	Prudential Financial Inc.	7.375%	6/15/19	A	199,600

160	Prudential Financial Inc.	5.900%	3/17/36	A	160,827
1,895	Total Insurance				1,979,025
	IT Services – 0.3%

94	First Data Corporation, 144A	12.625%	1/15/21	B–	101,990

150	First Data Corporation, 144A	8.750%	1/15/22	B–	149,250
244	Total IT Services				251,240
	Machinery – 0.0%

5	Caterpillar Inc.	6.050%	8/15/36	A	5,617

15	Deere & Company	6.950%	4/25/14	A	17,311
20	Total Machinery				22,928
	Media – 2.8%

80	Allbritton Communications Company	8.000%	5/15/18	B	84,400

55	Comcast Corporation	6.450%	3/15/37	BBB+	56,344

160	Comcast Corporation	6.400%	5/15/38	BBB+	162,934

205	DIRECTV Holdings LLC	5.200%	3/15/20	BBB	211,141

325	News America Holdings Inc., 144A	6.150%	2/15/41	BBB+	322,284

40	News America Holdings Inc.	6.150%	3/01/37	BBB+	39,635

50	Nielsen Finance LLC Co., 144A	7.750%	10/15/18	B+	53,625

195	Sinclair Television Group, 144A	9.250%	11/01/17	BB–	217,425

170	Thomson Reuters Corporation	4.700%	10/15/19	A–	177,849

405	Time Warner Cable Inc.	6.550%	5/01/37	BBB	412,215

210	Time Warner Inc.	4.875%	3/15/20	BBB	214,128

300	Viacom Inc.	6.875%	4/30/36	BBB+	328,498

25	Walt Disney Company	6.000%	7/17/17	A	28,427

2	Walt Disney Company	7.000%	3/01/32	A	2,435
2,222	Total Media				2,311,340
	Metals & Mining – 3.4%

175	AK Steel Corporation	7.625%	5/15/20	BB	178,500

45	Algoma Acquisition Corporation, 144A	9.875%	6/15/15	CCC+	41,400

275	Anglogold Holdings PLC	6.500%	4/15/40	BBB–	275,421

385	ArcelorMittal	7.000%	10/15/39	BBB–	386,030

Nuveen Investments	35

Portfolio of Investments (Unaudited)

Nuveen Multi-Strategy Core Bond Fund (continued)

March 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Metals & Mining (continued)

$80	BHP Billiton Finance Limited	5.500%	4/01/14	A+	$88,719

390	Newmont Mining Corporation	6.250%	10/01/39	BBB+	413,466

250	Patriot Coal Corporation	8.250%	4/30/18	B+	266,250

250	Southern Copper Corporation	7.500%	7/27/35	Baa2	270,070

25	Steel Dynamics, Inc.	7.750%	4/15/16	BB+	26,625

50	Steel Dynamics, Inc.	7.625%	3/15/20	BB+	53,625

200	Teck Resources Limited	6.125%	10/01/35	BBB	205,317

60	United States Steel Corporation	6.050%	6/01/17	BB	61,875

300	Vale Overseas Limited	6.875%	11/10/39	BBB+	320,669

150	Vedanta Resources PLC, 144A	9.500%	7/18/18	BB	164,250
2,635	Total Metals & Mining				2,752,217
	Multi-Line Retail – 1.0%

200	Albertson’s, Inc.	8.700%	5/01/30	B	171,500

120	Costco Wholesale Corporation	5.300%	3/15/12	A+	125,356

260	CVS Caremark Corporation	3.250%	5/18/15	BBB+	264,111

8	Federated Department Stores, Inc.	6.900%	4/01/29	BB+	8,100

75	Home Depot, Inc.	5.400%	3/01/16	BBB+	82,936

170	Target Corporation	5.375%	5/01/17	A+	189,312
833	Total Multi-Line Retail				841,315
	Multi-Utilities – 0.1%

45	Dominion Resources Inc.	6.250%	6/30/12	A–	47,747

16	Pacific Gas and Electric Company	6.050%	3/01/34	A3	16,673

9	Virginia Electric and Power Company	4.750%	3/01/13	A–	9,582
70	Total Multi-Utilities				74,002
	Oil, Gas & Consumable Fuels – 5.5%

240	Amerada Hess Corporation	7.125%	3/15/33	BBB	275,908

95	Anadarko Petroleum Corporation	6.375%	9/15/17	BBB–	104,566

425	Anadarko Petroleum Corporation	6.200%	3/15/40	BBB–	410,590

40	Apache Corporation	6.000%	1/15/37	A–	42,278

140	Black Elk Energy Offshore Operations LLC, 144A	13.750%	12/01/15	B–	142,800

100	BP Capital Markets PLC	3.625%	5/08/14	A	103,861

210	Cenovus Energy Inc.	4.500%	9/15/14	BBB+	225,494

125	Chevron Corporation	3.950%	3/03/14	Aa1	133,674

10	Devon Energy Corporation	7.950%	4/15/32	BBB+	12,971

210	Diamond Offshore Drilling Inc.	5.700%	10/15/39	A–	207,372

195	Enbridge Energy Partners LP	5.200%	3/15/20	BBB	202,712

50	Energy XXI Gulf Coast Inc., 144A	9.250%	12/15/17	B	53,500

170	Enterprise Products Operating Group LLP	4.600%	8/01/12	BBB–	176,908

85	EOG Resources Inc.	5.625%	6/01/19	A–	93,262

260	Nexen Inc.	6.400%	5/15/37	BBB–	259,715

140	Occidental Petroleum Corporation	4.125%	6/01/16	A	148,103

510	Shell International Finance BV	4.300%	9/22/19	Aa1	525,173

175	SM Energy Company, 144A	6.625%	2/15/19	BB	179,594

115	StatOilHydro ASA	2.900%	10/15/14	Aa2	118,663

36	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels (continued)

$200	Stone Energy Corporation	8.625%	2/01/17	B	$208,500

245	SunCor Energy Inc.	6.100%	6/01/18	BBB+	276,661

135	Tesoro Petroleum Corporation	6.250%	11/01/12	BB+	142,425

10	Tosco Corporation	8.125%	2/15/30	A1	12,779

125	United Refining Inc., 144A	10.500%	2/28/18	B	124,219

275	Valero Energy Corporation	6.125%	2/01/20	BBB	297,432

10	Valero Energy Corporation	7.500%	4/15/32	BBB	11,015
4,295	Total Oil, Gas & Consumable Fuels				4,490,175
	Paper & Forest Products – 0.8%

180	International Paper Company	8.700%	6/15/38	BBB	230,751

190	McClatchy Company	11.500%	2/15/17	B+	213,750

200	Stora Enso Oyj, 144A	6.404%	4/15/16	BB	210,000

8	Westvaco Corporation	8.200%	1/15/30	BBB	8,538
578	Total Paper & Forest Products				663,039
	Pharmaceuticals – 0.2%

3	Schering-Plough Corporation	6.500%	12/01/33	AA	3,530

160	Valeant Pharmaceuticals International, 144A	6.875%	12/01/18	BB–	156,800
163	Total Pharmaceuticals				160,330
	Real Estate – 0.9%

300	Health Care REIT Inc.	5.250%	1/15/22	Baa2	292,699

370	Prologis Trust	6.875%	3/15/20	Baa2	404,865
670	Total Real Estate				697,564
	Real Estate Management & Development – 0.3%

200	Country Garden Holding Company, 144A	11.125%	2/23/18	BB–	203,000
	Road & Rail – 0.2%

18	Burlington Northern Santa Fe Corporation	6.750%	7/15/11	A3	18,329

10	CSX Corporation	5.600%	5/01/17	BBB–	11,033

110	DynCorp International Inc., 144A	10.375%	7/01/17	B1	119,075

17	Norfolk Southern Corporation	7.700%	5/15/17	BBB+	20,847
155	Total Road & Rail				169,284
	Specialty Retail – 1.2%

200	Armored AutoGroup Inc., 144A	9.250%	11/01/18	CCC+	203,500

300	CenturyLink Inc.	6.150%	9/15/19	BBB–	315,002

25	Ferrellgas LP, 144A	6.500%	5/01/21	Ba3	24,250

280	O’Reilly Automotive Inc.	4.875%	1/14/21	BBB–	276,950

145	TJX Companies, Inc.	4.200%	8/15/15	A	154,249
950	Total Specialty Retail				973,951
	Textiles, Apparel & Luxury Goods – 0.4%

50	Hanesbrands Inc.	6.375%	12/15/20	BB–	48,750

250	Polymer Group Inc., 144A	7.750%	2/01/19	B1	257,813
300	Total Textiles, Apparel & Luxury Goods				306,563
	Tobacco – 0.7%

405	Altria Group Inc.	9.950%	11/10/38	Baa1	564,892
	Transportation Infrastructure – 0.4%

300	Asciano Finance Limited, 144A, (WI/DD)	5.000%	4/07/18	Baa2	298,374

Nuveen Investments	37

Portfolio of Investments (Unaudited)

Nuveen Multi-Strategy Core Bond Fund (continued)

March 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Wireless Telecommunication Services – 1.1%

$208	IntelSat Bermuda Limited	11.500%	2/04/17	CCC+	$228,481

80	MetroPCS Wireless Inc.	6.625%	11/15/20	B	79,900

50	Nokia Corporation	5.375%	5/15/19	A2	51,068

60	Rogers Wireless Communications Inc.	6.375%	3/01/14	BBB	67,298

150	Sprint Capital Corporation	6.900%	5/01/19	BB–	154,875

80	Vodafone Group PLC	5.350%	2/27/12	A–	83,384

75	Windstream Corporation, 144A	7.750%	10/15/20	Ba3	77,064

140	XM Satellite Radio Inc., 144A	7.625%	11/01/18	BB–	147,701
843	Total Wireless Telecommunication Services				889,771
$37,933	Total Corporate Bonds (cost $38,785,694)				39,963,930

Shares	Description (1)		Coupon	Ratings (2)	Value
	$25 PAR (OR SIMILAR) PREFERRED SECURITIES – 0.2%

	Diversified Financial Services – 0.2%

7,000	Citigroup Capital Trust XII		8.500%	BB+	$184,310
	Total $25 Par (or similar) Preferred Securities (cost $186,980)				184,310

Principal Amount (000)	Description (1)	Optional Call Provisions (5)	Ratings (2)	Value

	MUNICIPAL BONDS - 2.0%

	Illinois - 0.5%

$425	Illinois State, General Obligation Bonds, Taxable Series 2011, 5.877%, 3/01/19	No Opt. Call	A+	$425,693
	Massachusetts - 0.3%

250	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2007A, 5.000%, 8/15/37 - AMBAC Insured	No Opt. Call	AA+	246,560
	Michigan - 0.3%

250	Michigan State University, General Revenue Bonds, Refunding Series 2010C, 5.000%, 2/15/40	2/20 at 100.00	Aa1	241,648
	New York - 0.6%

250	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Lien Series 2011C, 5.000%, 11/01/39	11/20 at 100.00	AAA	243,863

250	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series 2008C, 5.000%, 11/15/38	No Opt. Call	Aa2	242,877
500	Total New York			486,740
	Washington - 0.3%

250	King County, Washington, Sewer Revenue Bonds, Refunding Series 2010, 5.000%, 1/01/40	No Opt. Call	AA+	243,837
$1,675	Total Municipal Bonds (cost $1,624,018)			1,644,478

38	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 5.2%

	U.S. Treasury Bonds/Notes – 5.2%

$190	Tennessee Valley Authority	5.250%	9/15/39	AAA	$199,270

525	United States of America Treasury Bonds/Notes	4.630%	7/31/12	AAA	553,977

250	United States of America Treasury Bonds/Notes	1.380%	9/15/12	AAA	253,057

475	United States of America Treasury Bonds/Notes	5.250%	11/15/28	AAA	534,746

450	United States of America Treasury Bonds/Notes	4.750%	2/15/37	AAA	471,024

455	United States of America Treasury Bonds/Notes	3.500%	2/15/39	AAA	381,489

125	United States of America Treasury Bonds/Notes	3.880%	8/15/40	AAA	111,856

1,641	United States of America Treasury Inflation Indexed Obligations, (6)	1.250%	7/15/20	AAA	1,694,387
$4,111	Total U.S. Government and Agency Obligations (cost $4,164,943)				4,199,806

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 35.4%

	Autos – Asset-Backed Securities – 6.1%

$550	AmeriCredit Automobile Receivables Trust, Series 2010-4	1.990%	10/08/15	Aa1	$547,553

229	Bank of America Auto Trust, Series 2009-2A, 144A	2.130%	9/15/13	AAA	230,756

350	Bank of America Auto Trust, Series 2010-1A, 144A	1.390%	3/15/14	AAA	351,961

800	BMW Vehicle Owners Trust, Series 2010-A	2.100%	10/25/16	AAA	813,313

275	CarMax Auto Owner Trust 2010-3	2.000%	5/16/16	AA	268,389

425	Chrysler Financial Auto Securtization Trust, Series 2010A	1.650%	11/08/13	AA	425,497

141	Daimler Chrysler Auto Trust 2008B	5.320%	11/10/14	Aaa	145,062

42	Ford Credit Auto Owner Trust 2008A-3A	3.960%	4/15/12	AAA	42,205

290	Ford Credit Auto Owners Trust 2010	2.930%	11/15/15	AA	293,801

360	Hertz Vehicle Financing LLC Series 2009, 144A	4.260%	3/25/14	Aaa	377,177

300	Hyundai Auto Receivables Trust 2009A	2.030%	8/15/13	AAA	302,585

159	Nissan Auto Receivables Owners Trust 2008-C	5.930%	7/16/12	AAA	160,432

420	Toyota Auto Receivables Owner Trust, Class A3, Series 2003B	1.860%	5/16/16	AAA	425,625

618	Volkswagen Auto Loan Enhanced Trust, 2008-2, Class A3A	5.470%	3/20/13	AAA	627,691
4,959	Total Autos				5,012,047
	Credit Cards – Asset-Backed Securities – 2.7%

550	CitiBank Credit Card Issuance Trust, Series 2009-A5	2.250%	12/23/14	AAA	561,658

205	Discover Card Master Trust 2008, Class A3	5.100%	10/15/13	AAA	205,368

850	General Electric Capital Credit Card Master Note Trust Series 2010-3	2.210%	6/15/16	Aaa	863,563

530	General Electric Master Credit Card Trust, Series 2009-3A	2.540%	9/15/14	AAA	534,594
2,135	Total Credit Cards				2,165,183
	Home Equity – Asset-Backed Securities – 0.3%

275	CNH Equipment Trust 2010-A	1.540%	7/15/14	AAA	276,513
	Commercial – Mortgage-Backed Securities – 6.5%

220	Banc of America Commercial Mortgage Pass-Through Certificates, Series 2007-2, (7)	5.200%	4/10/49	BBB+	216,056

70	Bank of America Alternative Loan Trust, Series 2005-5 2 CB1	6.000%	6/25/35	Caa1	54,083

350	Bank of America Commercial Mortgage Pass-Through Certificates, Series 2005-4	4.930%	7/10/45	AA–	370,268

Nuveen Investments	39

Portfolio of Investments (Unaudited)

Nuveen Multi-Strategy Core Bond Fund (continued)

March 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Commercial – Mortgage-Backed Securities (continued)

$386	Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-23	5.750%	9/25/33	AAA	$397,581

500	CS First Boston Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2004-C1	4.750%	1/15/37	AAA	525,571

230	General Electric Capital Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2002-2	5.350%	8/11/36	AAA	238,882

650	Greenwich Capital Commercial Funding Corporation, Commercial Mortgage Pass Through Certificates, Series 2007-GG11	5.736%	12/10/49	N/R	687,507

230	Merrill Lynch Mortgage Investors Inc, Commercial Mortgage Pass-Through Certificates, Series 2006, (7)	5.200%	12/12/49	Aa2	226,085

750	Merrill Lynch Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2008-C1	5.690%	2/12/51	Aaa	794,617

545	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-IQ12	5.330%	12/15/43	AAA	575,049

350	Salomon Brothers Commercial Mortgage Trust Pass-Through Certificates, Series 2002-KEY2	4.870%	3/18/36	AAA	361,263

800	WF-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C2	4.870%	2/15/44	AAA	818,407
5,081	Total Commercial				5,265,369
	Residential – Mortgage-Backed Securities – 19.8%

650	FDIC Structured Sales Guaranteed Notes, Series 2010-L1A, 144A	0.000%	10/25/13	N/A	615,433

103	Federal Home Loan Mortgage Corporation Non Gold Participation Certificates	6.140%	12/01/36	AAA	110,759

10	Federal Home Loan Mortgage Corporation REMIC	5.500%	5/15/28	AAA	10,169

43	Federal Home Loan Mortgage Corporation, Mortgage Pool 1B3220	5.860%	1/01/37	AAA	45,281

82	Federal Home Loan Mortgage Corporation, Series 2376	5.500%	11/15/16	AAA	87,475

1,250	Federal National Mortgage Association (MDR) (WI/DD)	4.500%	TBA	AAA	1,272,070

1,715	Federal National Mortgage Association (MDR) (WI/DD)	5.500%	TBA	AAA	1,854,879

3,760	Federal National Mortgage Association (MDR) (WI/DD)	5.000%	TBA	AAA	3,933,313

2,175	Federal National Mortgage Interest Strip Series 366-25	5.000%	10/01/35	AAA	251,755

331	Federal National Mortgage Pool 735060	6.000%	11/01/34	AAA	363,653

132	Federal National Mortgage Pool 735606	2.800%	5/01/35	AAA	136,870

150	Federal National Mortgage Pool 838948	2.010%	8/01/35	AAA	156,647

206	Federal National Mortgage Pool 838948	5.500%	4/01/35	AAA	221,545

122	Federal National Mortgage Pool 905597	5.995%	12/01/36	AAA	131,779

374	Federal National Mortgage Pool 946228	6.160%	9/01/37	AAA	402,076

1,071	Federal National Mortgage Pool AC1877	4.500%	9/01/39	AAA	1,091,628

1,645	Federal National Mortgage Pool AD8529	4.500%	8/01/40	AAA	1,675,948

609	Government National Mortgage Association, Guaranteed REMIC Pass Through Securities and MX Securities Trust	4.500%	5/16/38	AAA	645,774

2,145	Government National Mortgage Association (MDR) (WI/DD)	5.000%	TBA	AAA	2,274,706

508	National Credit Union Administration Guaranteed Structured Collateral Notes	2.900%	10/29/20	AAA	494,569

319	Sequoia Mortgage Trust, Mortgage Pass Through Certificates, Series 2011-1	4.130%	2/25/41	N/R	319,353

44	Wells Fargo Mortgage Backed Securities, 2005-AR16 Class 3A2, (7)	2.825%	10/25/35	AAA	41,566
17,444	Total Residential				16,137,248
$29,894	Total Asset-Backed and Mortgage-Backed Securities (cost $28,638,155)				28,856,360

40	Nuveen Investments

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		CAPITAL PREFERRED SECURITIES – 3.7%

		Capital Markets – 0.3%

$315		Goldman Sachs Capital II	5.793%	6/01/12	Baa2	$271,688
		Commercial Banks – 1.0%

225		Bank of America Corporation	8.000%	1/30/18	BB+	241,958

8		First Union Institutional Capital Securities I	8.040%	12/01/26	A–	8,200

410		Wachovia Capital Trust III	1.239%	3/15/42	A–	376,175

205		Wells Fargo Capital Trust X	5.950%	12/15/86	A–	201,853
848		Total Commercial Banks				828,186
		Consumer Finance – 0.3%

235		Capital One Capital III Corporation	7.686%	8/15/36	Baa3	241,756
		Diversified Financial Services – 1.2%

340		CitiGroup Capital XXI	8.300%	12/21/37	BB+	353,600

610		JP Morgan Chase Capital Trust XX Ser T	6.550%	9/29/36	A2	620,000
950		Total Diversified Financial Services				973,600
		Industrial Conglomerates – 0.5%

430		GE Capital Trust I	6.375%	11/15/17	Aa3	440,213
		Insurance – 0.4%

300		Catlin Insurance Company Limited, 144A	7.249%	1/19/17	BBB+	282,750
$3,078		Total Capital Preferred Securities (cost $3,031,688)				3,038,193

Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		SOVEREIGN DEBT – 3.2%

		Argentina – 0.1%

$100		Provincia de Cordoba, 144A	12.375%	8/17/17	B	$103,250
		Colombia – 1.7%

10		Republic of Colombia	8.250%	12/22/14	BBB–	11,900

2,410,000	COP	Republic of Colombia	7.750%	4/14/21	BBB–	1,388,953
		Total Colombia				1,400,853
		Peru – 0.9%

2,050	PEN	Republic of Peru	6.950%	8/12/31	Baa3	710,606
		South Africa – 0.5%

365		Republic of South Africa	6.250%	3/08/41	A3	376,176
		Total Sovereign Debt (cost $2,518,445)				2,590,885

Nuveen Investments	41

Portfolio of Investments (Unaudited)

Nuveen Multi-Strategy Core Bond Fund (continued)

March 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 18.7%

$15,248	Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/11, repurchase price $15,248,006, collateralized by $15,390,000 U.S. Treasury Bonds, 4.500%, due 8/15/39, value $15,553,142	0.010%	4/01/11	$15,248,002
	Total Short-Term Investments (cost $15,248,002)			15,248,002
	Total Investments (cost $94,197,925) – 117.5%			95,725,964
	Other Assets Less Liabilities – (17.5)% (9)			(14,291,073)
	Net Assets – 100%			$81,434,891

Investments in Derivatives

Call Options Written outstanding at March 31, 2011:

Number of Contracts	Description (1)	Notional Amount (10)	Strike Price	Expiration Date	Value

(16)	U.S. 10-Year Treasury Note Futures	$(195,200)	$122.0	5/20/11	$(4,250)
	Total Call Options Written (premiums received $7,831)				$(4,250)

Forward Foreign Currency Exchange Contracts outstanding at March 31, 2011:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation Depreciation) (U.S. Dollars)
Morgan Stanley	Brazilian Real	1,880,000	U.S. Dollar	1,131,167	4/04/11	$(20,335)
Royal Bank of Canada	Colombian Peso	4,820,000,000	U.S. Dollar	2,579,264	6/02/11	(8,102)
HSBC	Euro	850,000	U.S. Dollar	1,149,668	4/18/11	(54,639)
Bank of America	Japanese Yen	84,000,000	U.S. Dollar	1,035,490	5/31/11	25,297
HSBC	Mexican Peso	13,641,210	U.S. Dollar	1,137,716	4/04/11	(9,139)
JPMorgan Chase	Peruvian Nuevo Sol	2,101,250	U.S. Dollar	746,846	4/29/11	(797)
Morgan Stanley	Polish Zloty	3,000,000	U.S. Dollar	1,049,391	5/18/11	(3,152)
JPMorgan Chase	South African Rand	3,000,000	U.S. Dollar	431,344	4/26/11	(10,730)
Bank of America	Swiss Franc	1,000,000	U.S. Dollar	1,080,567	5/10/11	(8,411)
Bank of America	U.S. Dollar	813,072	Australian Dollar	800,000	5/31/11	8,601
Morgan Stanley	U.S. Dollar	1,120,074	Brazilian Real	1,884,300	4/04/11	34,062
Morgan Stanley	U.S. Dollar	1,124,940	Brazilian Real	1,880,000	5/03/11	20,222
Morgan Stanley	U.S. Dollar	1,233,870	Canadian Dollar	1,200,000	5/31/11	2,265
HSBC	U.S. Dollar	1,512,876	Colombian Peso	2,820,000,000	6/02/11	894
Citibank	U.S. Dollar	19,782	Czech Koruna	349,169	4/29/11	382
HSBC	U.S. Dollar	1,130,859	Mexican Peso	13,641,210	4/04/11	15,996
HSBC	U.S. Dollar	1,131,581	Mexican Peso	13,641,210	6/03/11	8,997
Morgan Stanley	U.S. Dollar	769,790	New Zealand Dollar	1,000,000	4/11/11	(7,134)
Morgan Stanley	U.S. Dollar	1,021,450	Polish Zloty	3,000,000	5/18/11	31,093
JPMorgan Chase	U.S. Dollar	416,927	South African Rand	3,000,000	4/26/11	25,147
JPMorgan Chase	U.S. Dollar	400,498	South Korean Won	450,000,000	5/16/11	8,862
JPMorgan Chase	U.S. Dollar	6,647	Swedish Krona	42,971	4/29/11	153
Morgan Stanley	U.S. Dollar	934,056	Turkish Lira	1,500,000	4/07/11	36,446
						$95,978

42	Nuveen Investments

Interest Rate Swaps outstanding at March 31, 2011:

Counterparty	Notional Amount		Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate*	Fixed Rate Payment Frequency	Termi- nation Date	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Citibank	3,600,000	PLN	Pay	6-Month WIBOR	5.340%	Annually	7/06/20	$2,492	$2,492
Citibank	9,800,000	ZAR	Pay	3-Month JIBAR	7.655	Quarterly	1/07/21	(69,552)	(69,552)
Deutsche Bank AG	5,800,000	ILS	Pay	3-Month TELBOR	4.850	Annually	5/20/20	9,664	9,664
JPMorgan	726,000,000	CLP	Pay	6-Month CLICP	4.580	Semi-Annually	8/10/14	(64,716)	46,636
JPMorgan	4,046,000,000	KRW	Receive	3-Month KRW-CD-KSDA	4.250	Quarterly	3/11/15	(19,466)	(19,466)
Morgan Stanley	29,500,000	SEK	Receive	3-Month STIBOR	2.535	Annually	5/06/15	93,699	93,699
Morgan Stanley	13,250,000	SEK	Receive	3-Month STIBOR	2.560	Annually	11/12/15	76,908	76,908
Morgan Stanley	2,150,000	CHF	Receive	6-Month LIBOR-BBA	2.358	Annually	4/12/20	(69,188)	(69,188)
UBS AG	46,100,000	CZK	Receive	6-Month PRIBOR	3.000	Annually	6/21/20	21,319	21,319
									$92,512
*	Annualized.

Credit Default Swaps outstanding at March 31, 2011:

Counterparty	Referenced Entity	Buy/Sell Protection (11)	Current Credit Spread (12)	Notional Amount (U.S. Dollars)	Fixed Rate*	Termination Date	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
JPMorgan	DJ Investment Grade CDX	Sell	.96%	$2,900,000	1.000%	6/20/16	$6,493	$(886)
JPMorgan	DJ High Yield CDX	Sell	4.52	2,000,000	5.000	6/20/16	43,606	2,356
UBS AG	Freescale Semiconductor, Inc.	Sell	6.71	140,000	5.000	6/20/15	(2,108)	24,492
UBS AG	DJ High Yield CDX	Sell	4.52	1,200,000	5.000	6/20/16	26,164	(86)
								$25,876
*	Annualized.

Futures Contracts outstanding at March 31, 2011:

Type	Contract Position	Number of Contracts	Contract Expiration	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
U.S. 10-Year Treasury Note	Short	(67)	6/11	$(7,975,094)	$18,227
U.S. 30-Year Treasury Bond	Short	(2)	6/11	(240,375)	(3,881)
					$14,346

Nuveen Investments	43

Portfolio of Investments (Unaudited)

Nuveen Multi-Strategy Core Bond Fund (continued)

March 31, 2011

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.

(4)	The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(5)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying price at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(7)	For fair value measurement purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(8)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(9)	Other Assets Less Liabilities includes Value and/or Net Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives.

(10)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of contracts by strike price by 100.

(11)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(12)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of a higher likelihood of performance by the seller of protection.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

MDR	Denotes investment is subject to dollar roll transactions.

N/A	Not applicable.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

CHF	Swiss Franc

CLP	Chilean Peso

COP	Colombian Peso

CZK	Czech Koruna

ILS	Israeli Shekel

KRW	South Korean Won

PEN	Peruvian Nuevo Sol

PLN	Polish Zloty

SEK	Swedish Krona

ZAR	South African Rand

CLICP	Sinacofi Chile Inter-Bank Rate Average

JIBAR	Johannesburg Inter-Bank Agreed Rate

KRW-CD-KSDA	Korean Won-Certificates of Deposit-Korean Securities

LIBOR-BBA	London Inter-Bank Offered Rate-British Bankers’ Association

PRIBOR	Prague Inter-Bank Offered Rate

STIBOR	Stockholm Inter-Bank Offered Rate

TELBOR	Tel-Aviv Inter-Bank Offered Rate

WIBOR	Warsaw Inter-Bank Offered Rate

See accompanying notes to financial statements.

44	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen High Yield Bond Fund

March 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS – 91.1%

	Aerospace & Defense – 1.1%

$700	Huntington Ingalls Industries Inc., 144A	6.875%	3/15/18	Ba3	$730,625

1,000	Lanza Acquistion Company, 144A	10.000%	6/01/17	B+	1,102,500
1,700	Total Aerospace & Defense				1,833,125
	Air Freight & Logistics – 0.6%

1,000	Park-Ohio Industries Inc., 144A, (WI/DD)	8.125%	4/01/21	B3	1,000,000
	Airlines – 3.4%

850	Air Canada, 144A	12.000%	2/01/16	B–	886,125

2,600	Global Aviation Holdings	14.000%	8/15/13	BB–	3,048,500

1,600	Gol Linhas Aereas Inteligentes SA, 144A	9.250%	7/20/20	Ba3	1,710,000
5,050	Total Airlines				5,644,625
	Auto Components – 2.3%

1,480	American & Axle Manufacturing Inc.	7.875%	3/01/17	B–	1,502,200

775	Dana Holding Corporation	6.500%	2/15/19	BB–	771,125

1,500	Uncle Acquisition 2010, 144A	8.625%	2/15/19	B3	1,575,000
3,755	Total Auto Components				3,848,325
	Biotechnology – 0.3%

500	STHI Holding Corporation, 144A	8.000%	3/15/18	B	517,500
	Building Products – 0.8%

425	Dayton Superior Corporation, (3), (4)	13.000%	6/15/11	Caa3	63,750

1,330	Ryland Group Inc.	6.625%	5/01/20	BB–	1,296,750
1,755	Total Building Products				1,360,500
	Chemicals – 2.1%

1,495	CF Industries Inc.	6.875%	5/01/18	BB+	1,678,137

640	Huntsman International LLC, 144A	8.625%	3/15/21	B–	697,600

100	Omonva Solutions Inc., 144A	7.875%	11/01/18	B2	101,250

1,000	Rhodia SA, 144A	6.875%	9/15/20	BB	1,018,750
3,235	Total Chemicals				3,495,737
	Commercial Services & Supplies – 2.9%

1,670	Avis Budget Car Rental	8.250%	1/15/19	B	1,749,325

1,925	Hertz Corporation, 144A	6.750%	4/15/19	B2	1,908,156

1,000	International Lease Finance Corporation, 144A	8.750%	3/15/17	BB+	1,125,000
4,595	Total Commercial Services & Supplies				4,782,481
	Construction Materials – 0.6%

1,000	Cemex SAB de CV, 144A	9.000%	1/11/18	B	1,048,750
	Consumer Finance – 0.8%

1,500	Springleaf Finance Corporation	6.900%	12/15/17	B	1,370,625
	Containers & Packaging – 2.2%

1,750	Berry Plastics Corporation, 144A	9.750%	1/15/21	Caa1	1,732,500

1,000	Crown Americas LLC Capital Corporation III, 144A	6.250%	2/01/21	BB–	1,017,500

Nuveen Investments	45

Portfolio of Investments (Unaudited)

Nuveen High Yield Bond Fund (continued)

March 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Containers & Packaging (continued)

$955	Intertape Polymer US Inc.	8.500%	8/01/14	Caa1	$854,725
3,705	Total Containers & Packaging				3,604,725
	Diversified Financial Services – 0.8%

500	Ace Cash Express Inc., 144A	11.000%	2/01/19	B	508,750

750	Constellation Enterprises LLC, 144A	10.625%	2/01/16	B	772,500
1,250	Total Diversified Financial Services				1,281,250
	Diversified Telecommunication Services – 5.9%

1,510	Cequel Communication Holdings I, 144A	8.625%	11/15/17	B–	1,574,175

2,330	Cincinnati Bell Inc.	8.750%	3/15/18	B3	2,198,938

1,460	Citizens Communications Company	9.000%	8/15/31	BB	1,492,850

1,695	Insight Communications, 144A	9.375%	7/15/18	B–	1,881,450

2,515	Paetec Holding Corporation	8.875%	6/30/17	Ba3	2,709,912

50	Qwest Communications International Inc.	7.125%	4/01/18	Baa3	53,938
9,560	Total Diversified Telecommunication Services				9,911,263
	Electric Utilities – 1.7%

1,250	Calpine Corporation, 144A	7.875%	7/31/20	B+	1,328,125

1,500	Edison Mission Energy	7.500%	6/15/13	B–	1,492,500
2,750	Total Electric Utilities				2,820,625
	Electronic Equipment & Instruments – 0.5%

700	ViaSystems Inc., 144A	12.000%	1/15/15	B+	791,000
	Energy Equipment & Services – 2.0%

1,000	Energy Transfer Equity LP	7.500%	10/15/20	Ba2	1,087,500

500	Forbes Energy Services LLC Capital	11.000%	2/15/15	CCC+	520,625

1,670	PHI Inc.	8.625%	10/15/18	B+	1,747,237
3,170	Total Energy Equipment & Services				3,355,362
	Food & Staples Retailing – 2.9%

2,000	Ingles Markets Inc.	8.875%	5/15/17	BB–	2,147,500

750	Rite Aid Corporation	6.875%	8/15/13	CCC	718,125

750	Rite Aid Corporation	9.375%	12/15/15	CCC	683,437

1,325	Supervalu Inc.	7.500%	11/15/14	B	1,331,625
4,825	Total Food & Staples Retailing				4,880,687
	Food Products – 2.6%

850	Blue Merger Sub Inc., 144A	7.625%	2/15/19	B–	861,687

1,000	Darling International Inc., 144A	8.500%	12/15/18	BB–	1,087,500

1,500	Land O Lakes Capital Trust I, 144A	7.450%	3/15/28	Ba2	1,357,500

1,000	Pilgrim’s Pride Corporation, 144A	7.875%	12/15/18	BB–	970,000
4,350	Total Food Products				4,276,687
	Health Care Equipment & Supplies – 0.3%

500	Accellent Inc., 144A	10.000%	11/01/17	CCC+	500,000
	Health Care Providers & Services – 2.5%

1,000	HealthSouth Corporation	7.750%	9/15/22	B+	1,040,000

500	MedImpact Holdings Inc., 144A	10.500%	2/01/18	Caa2	528,750

500	National Mentor Holdings, 144A	12.500%	2/15/18	CCC+	470,000

500	RadNet Management Inc.	10.375%	4/01/18	CCC+	505,625

750	Res-Care Inc., 144A	10.750%	1/15/19	B–	815,625

1,000	Tenet Healthcare Corporation	6.875%	11/15/31	CCC+	828,750
4,250	Total Health Care Providers & Services				4,188,750

46	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Hotels, Restaurants & Leisure – 6.8%

$750	Ameristar Casinos, Inc., 144A, (WI/DD)	7.500%	4/15/21	B3	$745,625

1,985	Boyd Gaming Corporation, 144A	9.125%	12/01/18	B	2,049,512

1,790	Brunswick Corporation	7.375%	9/01/23	Caa1	1,655,750

500	Chukchansi Economic Development Authority, 144A	8.000%	11/15/13	B	370,000

750	Harrahs Operating Company Escrow, 144A	12.750%	4/15/18	CCC	757,500

1,500	Hilton Hotels Corporation, 144A	4.813%	11/15/13	N/R	1,451,250

550	Isle of Capri Casinos, Inc., 144A	7.750%	3/15/19	B–	547,250

1,510	Marina District Finance Company Limited, 144A	9.875%	8/15/18	BB	1,579,838

500	Mohegan Tribal Gaming Authority	6.125%	2/15/13	Caa1	453,750

750	Rare Restaurant Group LLC, 144A	9.250%	5/15/14	CCC	660,000

1,000	Wynn Las Vegas LLC Corporation	7.750%	8/15/20	BB+	1,060,000
11,585	Total Hotels, Restaurants & Leisure				11,330,475
	Household Durables – 0.6%

750	K. Hovnanian Enterprises Inc.	8.625%	1/15/17	Caa2	564,375

500	Willima Lyon Homes Inc., Unsecured Senior Note	10.750%	4/01/13	Caa3	416,250
1,250	Total Household Durables				980,625
	Household Products – 1.2%

2,000	Reynolds Group, 144A	7.125%	4/15/19	BB	2,050,000
	Independent Power Producers & Energy Traders – 0.6%

950	NRG Energy Inc.	7.375%	1/15/17	BB–	990,375
	Industrial Conglomerates – 2.5%

1,500	Abengoa Finance SAU, 144A	8.875%	11/01/17	Ba3	1,496,250

750	Offshore Group Investment Limited	11.500%	8/01/15	B–	832,500

1,700	Panoro Energy ASA, 144A	12.000%	11/15/18	N/R	1,836,000
3,950	Total Industrial Conglomerates				4,164,750
	Insurance – 0.6%

1,000	CNO Financial Group Inc., 144A	9.000%	1/15/18	B1	1,060,000
	IT Services – 2.2%

1,538	First Data Corporation, 144A	12.625%	1/15/21	B–	1,668,730

2,000	First Data Corporation, 144A	8.750%	1/15/22	B–	1,990,000
3,538	Total IT Services				3,658,730
	Machinery – 1.0%

1,500	Navistar International Corporation	8.250%	11/01/21	BB–	1,663,125
	Marine – 0.3%

500	Navios Maritime Holdings Inc., 144A	8.125%	2/15/19	B+	503,750
	Media – 3.6%

1,000	Clear Channel Communications, Inc.	10.750%	8/01/16	CCC–	952,500

1,000	Media General Inc.	11.750%	2/15/17	B2	1,097,500

1,300	Regal Entertainment Group	9.125%	8/15/18	B–	1,391,000

1,360	Sinclair Television Group, 144A	9.250%	11/01/17	BB–	1,516,400

1,000	WMG Acquisition Corporation	7.375%	4/15/14	B1	1,002,500
5,660	Total Media				5,959,900

Nuveen Investments	47

Portfolio of Investments (Unaudited)

Nuveen High Yield Bond Fund (continued)

March 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Metals & Mining – 4.3%

$800	AK Steel Corporation	7.625%	5/15/20	BB	$816,000

1,945	Algoma Acquisition Corporation, 144A	9.875%	6/15/15	CCC+	1,789,400

250	JMC Steel Group, 144A	8.250%	3/15/18	B	255,625

1,350	Patriot Coal Corporation	8.250%	4/30/18	B+	1,437,750

580	Steel Dynamics, Inc.	7.750%	4/15/16	BB+	617,700

800	Steel Dynamics, Inc.	7.625%	3/15/20	BB+	858,000

1,200	Vedanta Resources PLC, 144A	9.500%	7/18/18	BB	1,314,000
6,925	Total Metals & Mining				7,088,475
	Multi-Line Retail – 0.6%

500	Albertson’s, Inc.	8.000%	5/01/31	B	410,000

500	Macys Retail Holdings Inc.	7.875%	8/15/36	BB+	508,750
1,000	Total Multi-Line Retail				918,750
	Oil, Gas & Consumable Fuels – 12.7%

2,000	Berry Petroleum Company	8.250%	11/01/16	B	2,115,000

2,545	Black Elk Energy Offshore Operations LLC, 144A	13.750%	12/01/15	B–	2,595,900

1,000	Bumi Investment PTE Limited, 144A	10.750%	10/06/17	BB	1,128,800

1,350	Energy XXI Gulf Coast Inc., 144A	9.250%	12/15/17	B	1,444,500

1,000	Goden Close Marit Corporation	11.000%	12/09/15	N/R	1,080,000

1,000	McMoran Exploration Corporation	11.875%	11/15/14	B	1,100,000

1,000	MEG Energy Corportation, 144A	6.500%	3/15/21	BB	1,016,250

1,797	OPTI Canada Inc.	8.250%	12/15/14	CCC	959,149

1,000	Petrohawk Energy Corporation, 144A	7.250%	8/15/18	B+	1,030,000

1,675	PetroPlus Finance, 144A	9.375%	9/15/19	B	1,695,937

1,500	RAAM Global Energy Company, 144A	12.500%	10/01/15	B	1,575,000

1,817	Sabine Pass LNG LP	7.500%	11/30/16	B+	1,866,968

750	Sandridge Energy Inc., 144A	7.500%	3/15/21	B	778,125

1,000	SM Energy Company, 144A	6.625%	2/15/19	BB	1,026,250

775	Stone Energy Corporation	8.625%	2/01/17	B	807,938

1,000	United Refining Inc., 144A	10.500%	2/28/18	B	993,750
21,209	Total Oil, Gas & Consumable Fuels				21,213,567
	Paper & Forest Products – 4.1%

750	AbitibiBowater Inc., 144A	10.250%	10/15/18	B+	828,750

1,835	McClatchy Company	11.500%	2/15/17	B+	2,064,375

500	Millar Western Forest Products Ltd, 144A, (WI/DD)	8.500%	4/01/21	B–	500,000

500	Norske Skog Canada Limited	7.375%	3/01/14	Caa2	383,750

1,475	Stora Enso Oyj, 144A	6.404%	4/15/16	BB	1,548,750

750	Tembec Industries, Inc.	11.250%	12/15/18	B–	832,500

675	Verso Paper Holdings LLC	11.500%	7/01/14	Ba2	737,437
6,485	Total Paper & Forest Products				6,895,562
	Pharmaceuticals – 0.9%

1,465	Valeant Pharmaceuticals International, 144A	6.875%	12/01/18	BB–	1,435,700
	Real Estate Management & Development – 1.5%

500	Central China Real Estate Limited, 144A	12.250%	10/20/15	B+	508,750

1,000	Country Garden Holding Company, 144A	11.125%	2/23/18	BB–	1,015,000

1,000	Realogy Corporation, 144A	11.500%	4/15/17	Caa3	1,032,500
2,500	Total Real Estate Management & Development				2,556,250

48	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Road & Rail – 1.2%

$1,860	DynCorp International Inc., 144A	10.375%	7/01/17	B1	$2,013,450
	Specialty Retail – 0.6%

975	Armored AutoGroup Inc., 144A	9.250%	11/01/18	CCC+	992,062
	Textiles, Apparel & Luxury Goods – 1.4%

500	Burlington Coat Factory, 144A	10.000%	2/15/19	Caa1	485,000

1,750	Polymer Group Inc., 144A	7.750%	2/01/19	B1	1,804,687
2,250	Total Textiles, Apparel & Luxury Goods				2,289,687
	Wireless Telecommunication Services – 8.1%

680	Buccaneer Merger Sub Inc. Syniverse, 144A	9.125%	1/15/19	B–	720,800

750	Clearwire Corporation, 144A	12.000%	12/01/17	Caa2	801,563

1,225	Digicel Group, Limited, 144A	10.500%	4/15/18	Caa1	1,402,625

2,564	IntelSat Bermuda Limited	11.500%	2/04/17	CCC+	2,813,930

1,490	MetroPCS Wireless Inc.	6.625%	11/15/20	B	1,488,138

2,555	Sprint Capital Corporation	6.900%	5/01/19	BB–	2,638,038

1,250	UPC Germany GmbH, 144A	8.125%	12/01/17	BB–	1,315,625

1,250	Windstream Corporation, 144A	7.750%	10/15/20	Ba3	1,284,375

1,045	XM Satellite Radio Inc., 144A	7.625%	11/01/18	BB–	1,102,475
12,809	Total Wireless Telecommunication Services				13,567,569
$148,561	Total Corporate Bonds (cost $148,349,447)				151,844,819

Shares	Description (1)		Coupon	Ratings (2)	Value
	$25 PAR (OR SIMILAR) PREFERRED SECURITIES – 2.7%

	Capital Markets – 0.2%

20,000	Morgan Stanley, Series 2006A		0.000%	BB+	$413,800
	Commercial Banks – 0.6%

1,000	Ally Financial Inc., 144A		7.000%	B3	930,500
	Diversified Financial Services – 0.9%

18,000	Bank of America Corporation		4.000%	BB+	344,700

47,000	Citigroup Capital Trust XII		8.500%	BB+	1,237,510
	Total Diversified Financial Services				1,582,210
	Insurance – 0.7%

5,000	American International Group		7.700%	BBB	124,650

1,000,000	Dai-Ichi Mutual Life, 144A		7.250%	A3	988,554
	Total Insurance				1,113,204
	Real Estate Investment Trust – 0.3%

5,000	Equity Lifestyle Properties Inc.		8.034%	N/R	123,950

15,000	Pebblebrook Hotel Trust		7.875%	N/R	374,850
	Total Real Estate Investment Trust				498,800
	Total $25 Par (or similar) Preferred Securities (cost $3,895,062)				4,538,514

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 0.7%

	U.S. Treasury Bonds/Notes – 0.7%

$155	United States of America Treasury Notes/Bonds, (5)	3.380%	6/30/13	AAA	$163,561

1,000	United States of America Treasury Notes/Bonds	1.500%	12/31/13	AAA	1,009,453
$1,155	Total U.S. Government and Agency Obligations (cost $1,158,942)				1,173,014

Nuveen Investments	49

Portfolio of Investments (Unaudited)

Nuveen High Yield Bond Fund (continued)

March 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CAPITAL PREFERRED SECURITIES – 2.4%

	Consumer Finance – 0.2%

$500	AFGC Capital Trust I, 144A	6.000%	1/15/17	Caa2	$302,500
	Insurance – 2.2%

2,000	American International Group, Inc.	6.250%	3/15/37	BBB	1,830,000

1,000	Glen Meadows Pass Through Trust, 144A	6.505%	2/15/17	BB+	882,500

1,000	XL Capital Ltd	6.500%	10/15/57	BBB–	917,500
4,000	Total Insurance				3,630,000
$4,500	Total Capital Preferred Securities (cost $4,554,720)				3,932,500

Principal Amount (000)	Description (1)		Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 3.9%

$6,439	Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/11, repurchase price $6,438,823, collateralized by $6,070,000 U.S. Treasury Notes, 4.250%, due 8/15/13, value $6,570,775		0.010%	4/01/11	$6,438,821
	Total Short-Term Investments (cost $6,438,821)				6,438,821
	Total Investments (cost $164,396,992) – 100.8%				167,927,668
	Other Assets Less Liabilities – (0.8)% (6)				(1,332,198)
	Net Assets – 100%				$166,595,470

Investments in Derivatives

Credit Default Swaps outstanding at March 31, 2011:

Counterparty	Referenced Entity	Buy/Sell Protection (7)	Current Credit Spread (8)	Notional Amount (U.S. Dollars)	Fixed Rate*	Termination Date	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
UBS AG	Freescale Semiconductor, Inc.	Sell	6.71%	$2,530,000	5.000%	6/20/15	$(38,086)	$442,614
*	Annualized.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(4)	The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(6)	Other Assets Less Liabilities includes Value and/or Net Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives.

(7)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(8)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of a higher likelihood of performance by the seller of protection.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

50	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Symphony Credit Opportunities Fund

March 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CONVERTIBLE BONDS – 0.3%

	Multi-Line Retail – 0.3%

$200	Saks, Inc., Convertible Bonds	2.000%	3/15/24	BB–	$211,500
$200	Total Convertible Bonds (cost $202,119)				211,500

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS – 66.7%

	Aerospace & Defense – 1.3%

$1,000	TransDigm Inc., 144A	7.750%	12/15/18	B–	$1,073,751
	Auto Components – 0.6%

500	Tenneco Inc.	7.750%	8/15/18	B+	533,751
	Chemicals – 1.8%

500	Ferro Corporation	7.875%	8/15/18	B	530,000

200	Hexion US Finance Corporation	8.875%	2/01/18	B3	211,500

200	Phibro Animal Health Corporation, 144A	9.250%	7/01/18	B–	213,500

500	PolyOne Corporation	7.375%	9/15/20	Ba3	526,250
1,400	Total Chemicals				1,481,250
	Commercial Services & Supplies – 2.4%

2,000	McJunkin Red Man Corporation, 144A	9.500%	12/15/16	B–	2,025,000
	Communications Equipment – 1.4%

1,000	Avaya Inc., 144A	7.000%	4/01/19	B1	975,000

200	Avaya Inc.	10.125%	11/01/15	CCC+	204,500
1,200	Total Communications Equipment				1,179,500
	Computers & Peripherals – 1.0%

800	Seagate HDD Cayman, 144A	7.750%	12/15/18	BB+	828,000
	Diversified Financial Services – 4.1%

500	Ally Financial Inc., 144A	7.500%	9/15/20	B1	533,125

1,000	AMO Escrow Corporation, 144A	11.500%	12/15/17	B	1,067,500

500	CIT Group Inc.	7.000%	5/10/15	B+	504,375

400	CIT Group Inc.	7.000%	5/01/17	B+	400,500

800	Energy Future Intermediate Holding Company LLC	10.000%	12/01/20	B	847,741
3,200	Total Diversified Financial Services				3,353,241
	Diversified Telecommunication Services – 8.1%

1,500	Cincinnati Bell Inc.	8.375%	10/15/20	B	1,473,750

200	Insight Communications, 144A	9.375%	7/15/18	B–	222,000

1,000	IntelSat Jackson Holdings, 144A, (WI/DD)	7.250%	4/01/19	B	1,001,250

1,000	IntelSat Jackson Holdings, 144A, (WI/DD)	7.500%	4/01/21	B	1,002,500

2,000	Nortel Networks Limited	0.000%	7/15/11	N/R	1,735,000

1,000	Windstream Corporation, 144A	7.500%	4/01/23	Ba3	985,000

250	Windstream Corporation	8.125%	9/01/18	Ba3	266,875
6,950	Total Diversified Telecommunication Services				6,686,375
	Electric Utilities – 0.8%

400	Calpine Corporation, 144A	7.875%	7/31/20	B+	425,000

200	Energy Future Holdings	10.250%	1/15/20	B	211,935
600	Total Electric Utilities				636,935

Nuveen Investments	51

Portfolio of Investments (Unaudited)

Nuveen Symphony Credit Opportunities Fund (continued)

March 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Energy Equipment & Services – 1.3%

$1,000	Trinidad Drilling Limited, 144A	7.875%	1/15/19	BB–	$1,055,000
	Food & Staples Retailing – 0.6%

500	Rite Aid Corporation	8.000%	8/15/20	B+	529,375
	Food Products – 2.5%

2,000	Blue Merger Sub Inc., 144A	7.625%	2/15/19	B–	2,027,500
	Health Care Equipment & Supplies – 1.3%

1,000	Biomet Inc.	11.625%	10/15/17	B–	1,115,000
	Health Care Providers & Services – 3.7%

1,000	Aviv Healthcare Properties LP, 144A	7.750%	2/15/19	B+	1,042,500

200	Capella Healthcare Inc., 144A	9.250%	7/01/17	B	213,000

1,000	HealthSouth Corporation	7.750%	9/15/22	B+	1,040,000

250	Select Medical Corporation	7.625%	2/01/15	B–	254,375

500	UHS Escrow Corporation, 144A	7.000%	10/01/18	B+	516,250
2,950	Total Health Care Providers & Services				3,066,125
	Health Care Technology – 0.6%

500	MedAssets Inc., 144A	8.000%	11/15/18	B3	511,250
	Hotels, Restaurants & Leisure – 1.7%

200	Harrah’s Operating Company, Inc.	11.250%	6/01/17	B	227,250

500	Harrah’s Operating Company, Inc.	10.000%	12/15/18	N/R	456,250

200	Pinnacle Entertainment Inc.	8.750%	5/15/20	B	208,000

500	Scientific Games Corporation, 144A	8.125%	9/15/18	BB–	527,500
1,400	Total Hotels, Restaurants & Leisure				1,419,000
	Household Durables – 0.6%

500	Reynolds Group, 144A	6.875%	2/15/21	BB	503,750
	Household Products – 0.3%

200	Central Garden & Pet Company	8.250%	3/01/18	B+	209,500
	Independent Power Producers & Energy Traders – 1.3%

1,000	NRG Energy Inc., 144A	7.625%	1/15/18	BB–	1,037,500
	IT Services – 3.7%

2,000	First Data Corporation, 144A, (WI/DD)	7.375%	6/15/19	B+	2,032,500

800	First Data Corporation	9.875%	9/24/15	B–	820,000

200	Seagate HDD Cayman, 144A	6.875%	5/01/20	BB+	199,500
3,000	Total IT Services				3,052,000
	Machinery – 1.5%

250	Accuride Corporation	9.500%	8/01/18	B	278,125

1,000	NES Rental Holdings Inc., 144A	12.250%	4/15/15	CCC+	982,500
1,250	Total Machinery				1,260,625
	Media – 7.7%

1,000	Charter Communications, CCO Holdings LLC	7.000%	1/15/19	B+	1,025,000

500	Clear Channel Communications, Inc.	10.750%	8/01/16	CCC–	476,250

500	Clear Channel Communications, Inc.	6.875%	6/15/18	CCC–	352,500

400	Entravision Communications Corporation	8.750%	8/01/17	B1	426,000

500	Kabel BW Erste Beteilgungs GmbH, 144A	7.500%	3/15/19	B+	512,500

500	Nielsen Finance LLC Co., 144A	7.750%	10/15/18	B+	536,250

2,000	Readers Digest Association	9.500%	2/15/17	B1	2,065,000

1,000	TL Acquisitions Inc., 144A	10.500%	1/15/15	CCC+	1,020,000
6,400	Total Media				6,413,500

52	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Metals & Mining – 0.7%

$500	Novelis Inc., 144A	8.750%	12/15/20	B	$550,000
	Multi-Line Retail – 0.3%

200	Neiman Marcus Group Inc., Term Loan	9.000%	10/15/15	B–	209,000
	Oil, Gas & Consumable Fuels – 3.7%

200	Chaparral Energy Inc.	8.875%	2/01/17	B–	210,000

600	Energy XXI Gulf Coast Inc., 144A	7.750%	6/15/19	B	601,500

1,000	Genesis Energy LP, 144A	7.875%	12/15/18	B+	1,010,000

1,000	Venoco Inc., 144A	8.875%	2/15/19	B	1,000,000

250	Western Refining Inc., 144A	10.750%	6/15/14	B3	270,000
3,050	Total Oil, Gas & Consumable Fuels				3,091,500
	Paper & Forest Products – 2.7%

1,500	Catalyst Paper Corporation, 144A	11.000%	12/15/16	B3	1,507,500

1,000	Norske Skog Canada Limited	7.375%	3/01/14	Caa2	767,500
2,500	Total Paper & Forest Products				2,275,000
	Pharmaceuticals – 1.9%

500	Valeant Pharmaceuticals International, 144A	7.000%	10/01/20	BB–	485,000

1,000	Warner Chilcott Company LLC, 144A	7.750%	9/15/18	BB	1,047,500
1,500	Total Pharmaceuticals				1,532,500
	Road & Rail – 0.9%

200	Florida East Railway Corporation, 144A	8.125%	2/01/17	B–	208,750

500	Swift Services Holdings Inc., 144A	10.000%	11/15/18	B–	542,500
700	Total Road & Rail				751,250
	Semiconductors & Equipment – 0.3%

250	Advanced Micro Devices, Inc.	7.750%	8/01/20	Ba3	256,875
	Specialty Retail – 4.4%

700	Brookstone Company Inc., 144A	13.000%	10/15/14	CCC+	628,250

1,000	Claires Stores, Inc.	10.500%	6/01/17	CCC	985,000

2,000	Toys “R” Us, Inc.	7.375%	10/15/18	B3	2,005,000
3,700	Total Specialty Retail				3,618,250
	Textiles, Apparel & Luxury Goods – 1.6%

1,000	Perry Ellis International	7.875%	4/01/19	B+	1,035,000

250	Polymer Group Inc., 144A	7.750%	2/01/19	B1	257,812
1,250	Total Textiles, Apparel & Luxury Goods				1,292,812
	Wireless Telecommunication Services – 1.9%

1,000	Buccaneer Merger Sub Inc. Syniverse, 144A	9.125%	1/15/19	B–	1,059,999

500	Clearwire Communications Finance, 144A	12.000%	12/01/15	B2	539,999

1,500	Total Wireless Telecommunication Services				1,599,998
$54,500	Total Corporate Bonds (cost $53,701,622)				55,175,113

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (3)	Ratings (2)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 27.7% (4)

	Aerospace & Defense – 0.3%

$212	Transdigm Inc., Term Loan	4.000%	6/30/17	Ba2	$214,124
	Airlines – 0.6%

247	Delta Air Lines, Inc., Second Lien Term Loan	3.506%	4/30/14	B	245,303

246	United Air Lines Inc., Term Loan B	2.313%	2/01/14	BB–	240,825

493	Total Airlines				486,128

Nuveen Investments	53

Portfolio of Investments (Unaudited)

Nuveen Symphony Credit Opportunities Fund (continued)

March 31, 2011

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity	Ratings (2)	Value
	Biotechnology – 0.3%

$300	Grifols, Term Loan, (WI/DD)	TBD	TBD	BB	$302,561
	Building Products – 0.4%

332	Goodman Global Inc., Term Loan	5.750%	10/28/16	B+	334,127
	Chemicals – 0.6%

499	Univar, Inc., Term Loan	5.000%	6/30/17	B	501,333
	Communications Equipment – 3.2%

831	Avaya Inc., Term Loan B3	3.061%	10/27/14	B1	812,031

414	Avaya Inc., Term Loan B1	4.811%	10/26/17	B1	401,068

750	CommScope Inc., Term Loan	5.000%	1/14/18	BB	756,094

650	Intelsat Jackson Holdings, Term Loan B	5.250%	4/02/18	BB–	655,127
2,645	Total Communications Equipment				2,624,320
	Diversified Financial Services – 0.4%

344	Pinafore LLC, Term Loan	4.250%	9/29/16	BB	346,262
	Electronic Equipment & Instruments – 0.6%

500	NDS Group, Ltd., Term Loan	4.000%	3/10/18	Ba2	499,219
	Food & Staples Retailing – 2.3%

1,995	U.S. Foodservice, Inc., Term Loan	2.753%	7/03/14	B2	1,938,160
	Food Products – 0.6%

498	Pierre Foods Inc., Term Loan	7.000%	9/30/16	B+	500,713
	Health Care Providers & Services – 3.1%

458	Kindred Healthcare, Term Loan, (WI/DD)	TBD	TBD	Ba3	457,044

501	LifeCare Holdings Inc., Term Loan	8.063%	2/01/16	B2	504,827

385	MultiPlan, Inc., Term Loan B	4.750%	8/26/17	Ba3	386,490

750	National MENTOR Holdings, Inc., Tranche B	7.000%	2/09/17	B+	736,250

248	Skilled Healthcare Group Inc., Term Loan	5.250%	4/09/16	B+	248,379

230	Universal Health Services, Inc., Term Loan B	4.000%	11/15/16	BB+	231,330
2,572	Total Health Care Providers & Services				2,564,320
	Hotels, Restaurants & Leisure – 1.0%

449	Burger King Corporation, Tranche B	4.500%	10/19/16	BB–	448,833

350	Six Flags Theme Parks, Inc., Tranche B, Term Loan	5.250%	6/30/16	BB	353,412
799	Total Hotels, Restaurants & Leisure				802,245
	Household Products – 0.6%

499	Visant Corporation, Term Loan	5.250%	12/22/16	B3	498,937
	IT Services – 2.4%

500	Attachmate Corporation, Term Loan, (WI/DD)	TBD	TBD	BB–	498,125

239	First Data Corporation, Term Loan B2	3.002%	9/24/14	B+	229,290

367	Infor Global Solutions Intermediate Holdings, Ltd., Second Lien Delayed Draw	6.496%	3/02/14	CCC+	341,000

633	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan, Second Lien	6.496%	3/02/14	CCC+	589,000

300	Syniverse Holdings, Inc., Term Loan	5.250%	12/21/17	BB–	302,719
2,039	Total IT Services				1,960,134
	Media – 1.2%

312	Bresnan Broadband Holdings LLC, Term Loan B	4.500%	12/14/17	BB+	314,154

1,000	Tribune Company, Term Loan B, (5), (6)	0.000%	6/04/14	Ca	699,375
1,312	Total Media				1,013,529

54	Nuveen Investments

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity	Ratings (2)	Value
	Metals & Mining – 1.3%

$499	Novelis Inc., Term Loan	4.000%	3/10/17	BB–	$500,664

583	Walter Energy, Term Loan	4.000%	3/08/18	BB–	587,854
1,082	Total Metals & Mining				1,088,518
	Oil, Gas & Consumable Fuels – 0.7%

567	Western Refining, Inc., Term Loan, (WI/DD)	TBD	TBD	B	571,413
	Personal Products – 0.4%

311	NBTY Inc, Term Loan B	4.250%	10/01/17	BB–	312,118
	Pharmaceuticals – 0.3%

279	ConvaTec Healthcare, Term Loan	5.750%	12/30/16	Ba3	280,433
	Real Estate Management & Development – 0.6%

499	Capital Automotive LP, Tranche B	5.000%	3/13/17	Ba3	495,685
	Road & Rail – 0.8%

649	Swift Transportation Company, Inc., Term Loan	6.000%	12/21/16	BB–	652,528
	Semiconductors & Equipment – 0.6%

500	NXP Semiconductor LLC, Term Loan	4.500%	3/04/17	B–	505,938
	Specialty Retail – 4.9%

250	Burlington Coat Factory Warehouse Corporation, Term Loan B	6.250%	2/23/17	B–	247,226

828	Claires Stores, Inc., Term Loan B	3.063%	5/29/14	B	792,010

249	Gymboree Corporation, Term Loan	5.000%	2/23/18	B+	249,635

300	J Crew Group, Term Loan	4.750%	3/07/18	B1	299,383

458	Jo-Ann Stores, Inc., Term Loan	4.750%	3/15/18	B+	455,298

1,980	Petco Animal Supplies, Inc., Term Loan	4.500%	11/24/17	B1	1,987,949
4,065	Total Specialty Retail				4,031,501
	Wireless Telecommunication Services – 0.5%

482	Clear Channel Communications Inc., Tranche B, Term Loan	3.896%	11/13/15	CCC+	424,907
$23,473	Total Variable Rate Senior Loan Interests (cost $22,497,034)				22,949,153

Principal Amount (000)	Description (1)		Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 9.6%

$7,912	Repurchase Agreement with State Street Bank, dated 3/31/11, repurchase price $7,911,797, collateralized by $8,075,000 U.S. Treasury Bills, 0.000%, due 4/21/11, value $8,074,774		0.010%	4/01/11	$7,911,795
	Total Short-Term Investments (cost $7,911,795)				7,911,795
	Total Investments (cost $84,312,570) – 104.3%				86,247,561
	Other Assets Less Liabilities – (4.3)%				(3,563,958)
	Net Assets – 100%				$82,683,603

Nuveen Investments	55

Portfolio of Investments (Unaudited)

Nuveen Symphony Credit Opportunities Fund (continued)

March 31, 2011

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.

(4)	Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks.

Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

(5)	At or subsequent to March 31, 2011, this issue was under the protection of the Federal Bankruptcy Court.

(6)	Non-income producing, in the case of a Senior Loan, denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

TBD	Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the Borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

See accompanying notes to financial statements.

56	Nuveen Investments

Statement of Assets and Liabilities (Unaudited)

March 31, 2011

	Short Duration	Multi-Strategy Core Bond	High Yield	Symphony Credit Opportunities
Assets
Investments, at value (cost $181,230,375, $78,949,923, $157,958,171 and $76,400,775, respectively)	$183,387,595	$80,477,962	$161,488,847	$78,335,766
Short-term investments (cost $6,415,206, $15,248,002, $6,438,821 and $7,911,795, respectively)	6,378,347	15,248,002	6,438,821	7,911,795
Cash	—	—	—	39,501
Cash denominated in foreign currencies (cost $27,303, $65,064, $0 and $0, respectively)	28,163	65,672	—	—
Unrealized appreciation on:
Forward foreign currency exchange contracts	429,278	218,417	—	—
Interest rate swaps	—	159,572	—	—
Credit default swaps	62,706	25,876	442,614	—
Credit default swaps premiums paid	183,798	74,880	—	—
Receivables:
Due from broker (net of amounts deemed uncollectible of $14,342, $7,996, $0 and $0, respectively)	51,088	82,768	—	—
Dividends	—	—	7,789	—
Interest	1,182,808	827,809	3,561,197	1,106,246
Investments sold	41,173,795	14,904,181	8,735,580	940,658
Paydowns	—	12,857	—	—
Shares sold	318,425	505,085	714,100	1,887,110
Variation margin on futures contracts	11,438	6,157	—	—
Other assets	201	109	127	10
Total assets	233,207,642	112,609,347	181,389,075	90,221,086
Liabilities
Cash overdraft	49,494	81,979	—	—
Call options written, at value (premiums received $0, $7,831, $0 and $0, respectively)	—	4,250	—	—
Unrealized depreciation on:
Forward foreign currency exchange contracts	226,934	122,439	—	—
Interest rate swaps	—	67,060	—	—
Interest rate swaps premiums received	—	111,353	—	—
Credit default swaps premiums received	62,700	26,600	480,700	—
Payables:
Dividends	183,739	99,959	378,023	141,691
Due to broker	—	—	381,691	—
Investments purchased	42,534,222	29,030,846	12,876,147	7,198,632
Shares redeemed	912,404	1,478,057	368,359	83,670
Accrued expenses:
Management fees	62,985	20,527	95,991	42,991
12b-1 distribution and service fees	68,810	26,444	47,461	9,974
Other	125,241	104,942	165,233	60,525
Total liabilities	44,226,529	31,174,456	14,793,605	7,537,483
Net assets	$188,981,113	$81,434,891	$166,595,470	$82,683,603
Class A Shares
Net assets	$72,557,304	$29,414,741	$44,410,627	$14,687,032
Shares outstanding	3,670,897	1,447,280	2,439,336	693,082
Net asset value per share	$19.77	$20.32	$18.21	$21.19
Offering price per share (net asset value per share plus maximum sales charge of 2.25%, 4.25%, 4.75% and 4.75%, respectively, of offering price)	$20.23	$21.22	$19.12	$22.25
Class B Shares
Net assets	N/A	$1,929,079	$1,626,502	N/A
Shares outstanding	N/A	94,397	89,445	N/A
Net asset value and offering price per share	N/A	$20.44	$18.18	N/A
Class C Shares
Net assets	$61,799,751	$21,577,329	$43,008,299	$8,651,101
Shares outstanding	3,122,681	1,059,115	2,368,427	408,683
Net asset value and offering price per share	$19.79	$20.37	$18.16	$21.17
Class R3 Shares
Net assets	$536,669	$145,629	$88,906	$1,326,630
Shares outstanding	27,172	7,164	4,887	62,641
Net asset value and offering price per share	$19.75	$20.33	$18.19	$21.18
Class I Shares
Net assets	$54,087,389	$28,368,113	$77,461,136	$58,018,840
Shares outstanding	2,741,659	1,397,854	4,259,187	2,736,970
Net asset value and offering price per share	$19.73	$20.29	$18.19	$21.20
Net Assets Consist of:
Capital paid-in	$187,206,995	$80,479,499	$158,930,732	$80,485,193
Undistributed (Over-distribution of) net investment income	(2,419,765)	(833,577)	(372,161)	41,460
Accumulated net realized gain (loss)	1,867,129	39,550	4,063,609	221,959
Net unrealized appreciation (depreciation)	2,326,754	1,749,419	3,973,290	1,934,991
Net assets	$188,981,113	$81,434,891	$166,595,470	$82,683,603
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited
Per value per share	$0.01	$0.01	$0.01	$0.01

N/A – Short Duration and Symphony Credit Opportunities do not offer Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	57

Statement of Operations (Unaudited)

Six Months Ended March 31, 2011

	Short Duration	Multi-Strategy Core Bond	High Yield	Symphony Credit Opportunities
Investment Income	$2,728,988	$1,730,292	$7,063,500	$1,824,743
Expenses
Management fees	374,886	205,386	461,658	155,164
12b-1 service fees – Class A	104,853	37,324	52,248	10,553
12b-1 distribution and service fees – Class B	N/A	11,023	7,655	N/A
12b-1 distribution and service fees – Class C	285,739	106,428	194,215	19,732
12b-1 distribution and service fees – Class R3	1,571	406	220	3,264
Shareholders’ servicing agent fees and expenses	60,927	28,416	97,645	9,141
Custodian’s fees and expenses	52,519	43,338	17,231	8,669
Trustees’ fees and expenses	2,210	964	1,680	495
Professional fees	20,225	20,016	21,306	28,068
Shareholders’ reports – printing and mailing expenses	26,094	11,469	30,072	9,732
Federal and state registration fees	25,718	33,067	51,965	36,099
Other expenses	8,027	8,234	11,272	1,520
Total expenses before custodian fee credit and expense reimbursement	962,769	506,071	947,167	282,437
Custodian fee credit	(205)	(73)	(534)	(86)
Expense reimbursement	(8,487)	(59,953)	(52)	(44,250)
Net expenses	954,077	446,045	946,581	238,101
Net investment income	1,774,911	1,284,247	6,116,919	1,586,642
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	1,790,106	540,227	9,118,643	274,234
Forward foreign currency exchange contracts	(34,656)	108,129	—	—
Futures contracts	778,650	(77,744)	—	—
Options purchased	—	(17,029)	—	—
Swaps	1,257,294	396,680	1,587,537	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(3,341,067)	(2,595,627)	(4,544,479)	1,375,521
Forward foreign currency exchange contracts	283,767	141,607	—	—
Futures contracts	174,684	19,594	—	—
Options written	—	3,581	—	—
Swaps	(554,178)	16,864	(10,728)	—
Net realized and unrealized gain (loss)	354,600	(1,463,718)	6,150,973	1,649,755
Net increase (decrease) in net assets from operations	$2,129,511	$(179,471)	$12,267,892	$3,236,397

N/A – Short Duration and Symphony Credit Opportunities do not offer Class B Shares.

See accompanying notes to financial statements.

58	Nuveen Investments

Statement of Changes in Net Assets (Unaudited)

	Short Duration		Multi-Strategy Core Bond		High Yield		Symphony Credit Opportunities
	Six Months Ended 3/31/2011	Year Ended 9/30/10	Six Months Ended 3/31/2011	Year Ended 9/30/10	Six Months Ended 3/31/2011	Year Ended 9/30/10	Six Months Ended 3/31/2011	For the Period 4/28/10 (commencement of operations) through 9/30/10
Operations
Net investment income	$1,774,911	$3,659,523	$1,284,247	$2,544,278	$6,116,919	$12,580,031	$1,586,642	$273,603
Net realized gain (loss) from:
Investments and foreign currency	1,790,106	2,086,606	540,227	2,255,898	9,118,643	16,797,698	274,234	124,820
Forward foreign currency exchange contracts	(34,656)	22,777	108,129	(72,221)	—	—	—	—
Futures contracts	778,650	(2,328,438)	(77,744)	(436,947)	—	—	—	—
Options purchased	—	—	(17,029)	—	—	—	—	—
Options written	—	20,160	—	12,096	—	—	—	—
Swaps	1,257,294	198,509	396,680	(344,998)	1,587,537	(79,470)	—	—
Swaptions written	—	10,130	—	5,559	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(3,341,067)	2,868,064	(2,595,627)	1,949,676	(4,544,479)	(5,683,655)	1,375,521	559,470
Forward foreign currency exchange contracts	283,767	(45,169)	141,607	(6,777)	—	—	—	—
Futures contracts	174,684	(109,828)	19,594	24,994	—	—	—	—
Options written	—	(19,500)	3,581	(11,700)	—	—	—	—
Swaps	(554,178)	533,943	16,864	622,286	(10,728)	1,196,431	—	—
Swaptions written	—	25,200	—	12,600	—	—	—	—
Net increase (decrease) in net assets from operations	2,129,511	6,921,977	(179,471)	6,554,744	12,267,892	24,811,035	3,236,397	957,893
Distributions to Shareholders
From undistributed net investment income:
Class A	(1,203,036)	(2,625,472)	(576,867)	(1,190,698)	(1,629,521)	(2,955,101)	(254,287)	(58,974)
Class B	N/A	N/A	(34,315)	(105,619)	(54,139)	(122,514)	N/A	N/A
Class C	(607,446)	(1,197,500)	(331,280)	(687,333)	(1,372,016)	(2,522,196)	(103,084)	(25,924)
Class R3	(8,349)	(27,140)	(2,969)	(9,853)	(3,333)	(11,145)	(39,508)	(27,750)
Class I	(891,439)	(2,178,774)	(655,831)	(1,415,010)	(3,094,197)	(6,476,954)	(1,119,583)	(198,035)
From accumulated net realized gains:
Class A	—	—	(714,325)	(16,696)	—	—	(35,150)	—
Class B	N/A	N/A	(56,228)	(2,306)	—	—	N/A	N/A
Class C	—	—	(529,303)	(12,323)	—	—	(11,027)	—
Class R3	—	—	(2,961)	(171)	—	—	(6,531)	—
Class I	—	—	(868,440)	(20,397)	—	—	(121,505)	—
Return of capital:
Class A	—	(167,732)	—	—	—	—	—	—
Class B	N/A	N/A	—	—	—	—	N/A	N/A
Class C	—	(76,504)	—	—	—	—	—	—
Class R3	—	(1,734)	—	—	—	—	—	—
Class I	—	(139,195)	—	—	—	—	—	—
Decrease in net assets from distributions to shareholders	(2,710,270)	(6,414,051)	(3,772,519)	(3,460,406)	(6,153,206)	(12,087,910)	(1,690,675)	(310,683)
Fund Share Transactions
Proceeds from sale of shares	92,400,134	187,057,409	17,808,084	61,002,744	65,545,256	67,376,338	57,343,019	22,696,185
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,474,347	3,227,482	2,198,407	1,789,255	3,765,727	6,859,306	1,150,630	198,317
	93,874,481	190,284,891	20,006,491	62,791,999	69,310,983	74,235,644	58,493,649	22,894,502
Cost of shares redeemed	(91,624,094)	(101,120,898)	(25,102,436)	(23,581,255)	(55,975,615)	(123,964,115)	(811,621)	(85,859)
Net increase (decrease) in net assets from Fund share transactions	2,250,387	89,163,993	(5,095,945)	39,210,744	13,335,368	(49,728,471)	57,682,028	22,808,643
Net increase (decrease) in net assets	1,669,628	89,671,919	(9,047,935)	42,305,082	19,450,054	(37,005,346)	59,227,750	23,455,853
Net assets at the beginning of period	187,311,485	97,639,566	90,482,826	48,177,744	147,145,416	184,150,762	23,455,853	—
Net assets at the end of period	$188,981,113	$187,311,485	$81,434,891	$90,482,826	$166,595,470	$147,145,416	$82,683,603	$23,455,853
Undistributed (Over-distribution of) net investment income at the end of period	$(2,419,765)	$(1,484,406)	$(833,577)	$(516,562)	$(372,161)	$(335,874)	$41,460	$(28,720)

N/A – Short Duration and Symphony Credit Opportunities do not offer Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	59

Financial Highlights (Unaudited)

Class (Commencement Date)
		Investment Operations				Less Distributions

SHORT DURATION
Year Ended September 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Return of Capital	Total	Ending Net Asset Value	Total Return(c)
Class A (12/04)
2011(h)	$19.82	$.19		$.04	$.23	$(.28)	$—	$—	$(.28)	$19.77	1.18%
2010	19.74	.46		.39	.85	(.72)	—	(0.05)	(.77)	19.82	4.36
2009	19.31	.56		.72	1.28	(.85)	—	—	(.85)	19.74	7.02
2008	19.40	.84		(.05)	.79	(.88)	—	—	(.88)	19.31	4.03
2007	19.24	.91		.12	1.03	(.87)	—	—	(.87)	19.40	5.49
2006	19.69	.77		(.14)	.63	(1.08)	—	—	(1.08)	19.24	3.29
Class C (12/04)
2011(h)	19.85	.12		.03	.15	(.21)	—	—	(.21)	19.79	.76
2010	19.77	.30		.41	.71	(.59)	—	(0.04)	(.63)	19.85	3.65
2009	19.33	.43		.72	1.15	(.71)	—	—	(.71)	19.77	6.27
2008	19.42	.70		(.05)	.65	(.74)	—	—	(.74)	19.33	3.19
2007	19.26	.73		.16	.89	(.73)	—	—	(.73)	19.42	4.71
2006	19.69	.63		(.14)	.49	(.92)	—	—	(.92)	19.26	2.54
Class R3 (8/08)
2011(h)	19.80	.20		.01	.21	(.26)	—	—	(.26)	19.75	1.06
2010	19.72	.48		.33	.81	(.69)	—	(0.04)	(.73)	19.80	4.06
2009	19.31	.53		.68	1.21	(.80)	—	—	(.80)	19.72	6.82
2008(g)	19.49	—	**	(.04)	(.04)	(.14)	—	—	(.14)	19.31	(.40)
Class I (12/04)(f)
2011(h)	19.78	.22		.04	.26	(.31)	—	—	(.31)	19.73	1.31
2010	19.71	.50		.39	.89	(.77)	—	(0.05)	(.82)	19.78	4.52
2009	19.30	.61		.70	1.31	(.90)	—	—	(.90)	19.71	7.29
2008	19.38	.88		(.03)	.85	(.93)	—	—	(.93)	19.30	4.29
2007	19.21	.92		.17	1.09	(.92)	—	—	(.92)	19.38	5.82
2006	19.68	.77		(.11)	.66	(1.13)	—	—	(1.13)	19.21	3.46

60	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate(e)

$72,557	.82	%*	1.90	%*	.81	%*	1.90	%*	67%
76,629	.90		2.21		.78		2.33		72
47,607	1.14		2.44		.65		2.93		117
10,450	1.63		3.26		.64		4.26		90
4,101	1.93		3.37		.62		4.67		138
439	3.41		1.25		.64		4.02		234

61,800	1.58	*	1.19	*	1.56	*	1.21	*	67
50,187	1.65		1.43		1.53		1.54		72
25,215	1.88		1.73		1.40		2.21		117
8,068	2.42		2.54		1.39		3.57		90
2,260	2.42		2.71		1.38		3.76		138
1,067	3.52		1.09		1.36		3.25		234

537	1.07	*	2.00	*	1.06	*	2.01	*	67
874	1.15		2.30		1.03		2.42		72
653	1.38		2.29		.90		2.77		117
149	2.98	*	(2.24	)*	.87	*	(.13	)*	90

54,087	.57	*	2.17	*	.56	*	2.18	*	67
59,622	.65		2.42		.53		2.53		72
24,164	.86		2.70		.40		3.16		117
14,827	1.36		3.52		.39		4.49		90
9,717	1.34		3.76		.38		4.72		138
9,602	1.44		3.07		.53		3.97		234
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Excluding dollar roll transactions, where applicable.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the period August 4, 2008 (commencement of operations) through September 30, 2008.
(h)	For the six months ended March 31, 2011.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	61

Financial Highlights (Unaudited) (continued)

Class (Commencement Date)
		Investment Operations			Less Distributions

MULTI-STRATEGY CORE BOND
Year Ended September 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (12/04)
2011(h)	$21.25	$.32	$(.33)	$(.01)	$(.40)	$(.52)	$(.92)	$20.32	(.05)%
2010	20.40	.77	1.14	1.91	(1.04)	(.02)	(1.06)	21.25	9.49
2009	19.06	.87	1.58	2.45	(.91)	(.20)	(1.11)	20.40	13.76
2008	19.28	.95	(.23)	.72	(.94)	—	(.94)	19.06	3.57
2007	19.29	1.00	(.08)	.92	(.93)	—	(.93)	19.28	4.92
2006	19.73	.88	(.34)	.54	(.98)	—	(.98)	19.29	2.86
Class B (12/04)
2011(h)	21.36	.25	(.33)	(.08)	(.32)	(.52)	(.84)	20.44	(.42)
2010	20.50	.66	1.11	1.77	(.89)	(.02)	(.91)	21.36	8.74
2009	19.15	.70	1.63	2.33	(.78)	(.20)	(.98)	20.50	12.87
2008	19.34	.85	(.25)	.60	(.79)	—	(.79)	19.15	3.04
2007	19.30	.88	(.06)	.82	(.78)	—	(.78)	19.34	4.35
2006	19.73	.74	(.35)	.39	(.82)	—	(.82)	19.30	2.06
Class C (12/04)
2011(h)	21.30	.25	(.34)	(.09)	(.32)	(.52)	(.84)	20.37	(.42)
2010	20.42	.63	1.16	1.79	(.89)	(.02)	(.91)	21.30	8.85
2009	19.08	.76	1.55	2.31	(.77)	(.20)	(.97)	20.42	12.91
2008	19.30	.80	(.23)	.57	(.79)	—	(.79)	19.08	2.84
2007	19.29	.84	(.05)	.79	(.78)	—	(.78)	19.30	4.19
2006	19.73	.73	(.35)	.38	(.82)	—	(.82)	19.29	2.01
Class R3 (8/08)
2011(h)	21.26	.29	(.33)	(.04)	(.37)	(.52)	(.89)	20.33	(.16)
2010	20.39	.80	1.08	1.88	(.99)	(.02)	(1.01)	21.26	9.35
2009	19.04	.80	1.61	2.41	(.86)	(.20)	(1.06)	20.39	13.49
2008(g)	19.05	.05	.09	.14	(.15)	—	(.15)	19.04	.64
Class I (12/04)(f)
2011(h)	21.23	.35	(.34)	.01	(.43)	(.52)	(.95)	20.29	.03
2010	20.39	.84	1.11	1.95	(1.09)	(.02)	(1.11)	21.23	9.73
2009	19.05	.83	1.67	2.50	(.96)	(.20)	(1.16)	20.39	14.05
2008	19.28	.86	(.10)	.76	(.99)	—	(.99)	19.05	3.83
2007	19.26	1.01	(.01)	1.00	(.98)	—	(.98)	19.28	5.29
2006	19.72	.86	(.29)	.57	(1.03)	—	(1.03)	19.26	3.03

62	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Portfolio Turnover Rate(e)

$29,415	1.07	%*	2.99	%*	.93	%*	3.13	%*	89%
32,191	1.18		3.44		.88		3.73		157
13,740	1.38		3.88		.75		4.50		360
6,787	1.72		3.91		.74		4.90		289
3,281	2.32		3.59		.73		5.17		278
1,282	4.46		.90		.75		4.62		241

1,929	1.83	*	2.24	*	1.68	*	2.38	*	89
2,383	1.96		2.82		1.63		3.17		157
2,416	2.12		3.00		1.50		3.62		360
1,572	2.30		3.36		1.27		4.39		289
474	3.14		2.85		1.42		4.57		278
51	3.54		1.68		1.38		3.84		241

21,577	1.83	*	2.26	*	1.68	*	2.40	*	89
21,085	1.94		2.75		1.63		3.06		157
11,323	2.16		3.29		1.50		3.95		360
2,531	2.48		3.14		1.49		4.14		289
1,578	2.98		2.85		1.48		4.34		278
266	3.65		1.69		1.44		3.90		241

146	1.30	*	2.64	*	1.18	*	2.76	*	89
238	1.45		3.53		1.13		3.85		157
182	1.61		3.58		1.00		4.19		360
150	1.76	*	1.00	*	.99	*	1.77	*	289

28,368	.82	*	3.21	*	.68	*	3.35	*	89
34,586	.95		3.75		.63		4.07		157
20,516	1.06		3.80		.50		4.36		360
49,336	1.40		3.55		.49		4.47		289
9,689	1.86		3.87		.48		5.24		278
9,623	1.84		3.24		.63		4.44		241
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Excluding dollar roll transactions.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the period August 4, 2008 (commencement of operations) through September 30, 2008.
(h)	For the six months ended March 31, 2011.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	63

Financial Highlights (Unaudited) (continued)

Class (Commencement Date)
		Investment Operations			Less Distributions

HIGH YIELD
Year Ended September 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Return of Capital	Total	Ending Net Asset Value	Total Return(c)
Class A (12/04)
2011(g)	$17.44	$.69	$.78	$1.47	$(.70)	$—	$—	$(.70)	$18.21	8.53%
2010	16.15	1.44	1.25	2.69	(1.40)	—	—	(1.40)	17.44	17.31
2009	16.92	1.30	(.62)	.68	(1.19)	—	(.26)	(1.45)	16.15	5.94
2008	19.55	1.25	(2.41)	(1.16)	(1.35)	—	(.12)	(1.47)	16.92	(6.41)
2007	19.37	1.55	.08	1.63	(1.45)	—	—	(1.45)	19.55	8.61
2006	19.39	1.33	.16	1.49	(1.51)	—	—	(1.51)	19.37	8.01
Class B (12/04)
2011(g)	17.42	.63	.76	1.39	(.63)	—	—	(.63)	18.18	8.08
2010	16.13	1.32	1.24	2.56	(1.27)	—	—	(1.27)	17.42	16.48
2009	16.91	1.22	(.66)	.56	(1.09)	—	(.25)	(1.34)	16.13	5.11
2008	19.53	1.08	(2.37)	(1.29)	(1.25)	—	(.08)	(1.33)	16.91	(7.17)
2007	19.36	1.34	.14	1.48	(1.31)	—	—	(1.31)	19.53	7.82
2006	19.39	1.13	.19	1.32	(1.35)	—	—	(1.35)	19.36	7.07
Class C (12/04)
2011(g)	17.40	.63	.76	1.39	(.63)	—	—	(.63)	18.16	8.09
2010	16.11	1.31	1.25	2.56	(1.27)	—	—	(1.27)	17.40	16.49
2009	16.88	1.20	(.63)	.57	(1.09)	—	(.25)	(1.34)	16.11	5.12
2008	19.51	1.10	(2.40)	(1.30)	(1.22)	—	(.11)	(1.33)	16.88	(7.13)
2007	19.35	1.38	.09	1.47	(1.31)	—	—	(1.31)	19.51	7.72
2006	19.39	1.13	.18	1.31	(1.35)	—	—	(1.35)	19.35	7.01
Class R3 (8/08)
2011(g)	17.42	.66	.79	1.45	(.68)	—	—	(.68)	18.19	8.41
2010	16.13	1.44	1.21	2.65	(1.36)	—	—	(1.36)	17.42	17.05
2009	16.91	1.28	(.64)	.64	(1.17)	—	(.25)	(1.42)	16.13	5.66
2008(f)	18.32	.09	(1.26)	(1.17)	(.17)	—	(.07)	(.24)	16.91	(6.57)
Class I (12/04)(e)
2011(g)	17.42	.72	.77	1.49	(.72)	—	—	(.72)	18.19	8.66
2010	16.13	1.47	1.26	2.73	(1.44)	—	—	(1.44)	17.42	17.62
2009	16.90	1.34	(.62)	.72	(1.23)	—	(.26)	(1.49)	16.13	6.20
2008	19.53	1.31	(2.42)	(1.11)	(1.39)	—	(.13)	(1.52)	16.90	(6.18)
2007	19.35	1.45	.23	1.68	(1.50)	—	—	(1.50)	19.53	8.89
2006	19.40	1.37	.14	1.51	(1.56)	—	—	(1.56)	19.35	8.14

64	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Portfolio Turnover Rate

$44,411	1.12	%*	7.71	%*	1.12	%*	7.71	%*	94%
36,443	1.19		8.49		1.08		8.59		139
41,921	1.23		8.77		.85		9.15		124
22,339	1.21		6.35		.84		6.72		141
9,100	1.83		6.85		.83		7.85		160
438	1.94		5.87		.85		6.96		115

1,627	1.87	*	6.98	*	1.87	*	6.98	*	94
1,567	1.94		7.76		1.83		7.86		139
1,745	1.95		8.36		1.60		8.72		124
2,585	2.00		5.35		1.59		5.76		141
1,855	2.50		5.86		1.58		6.78		160
217	2.69		4.86		1.57		5.97		115

43,008	1.87	*	6.98	*	1.87	*	6.98	*	94
35,016	1.94		7.74		1.84		7.84		139
32,131	1.97		8.08		1.60		8.45		124
20,690	1.99		5.50		1.59		5.91		141
8,620	2.54		6.06		1.58		7.02		160
678	2.69		4.89		1.59		5.99		115

89	1.36	*	7.48	*	1.37	*	7.48	*	94
145	1.44		8.46		1.34		8.56		139
132	1.46		8.75		1.10		9.12		124
138	1.70	*	2.44	*	1.07	*	3.07	*	141

77,461	.86	*	7.98	*	.87	*	7.98	*	94
73,974	.92		8.67		.80		8.79		139
108,222	.97		9.09		.60		9.45		124
77,255	.97		6.64		.59		7.03		141
10,534	1.43		6.51		.58		7.35		160
9,692	1.44		6.39		.76		7.06		115
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	For the period August 4, 2008 (commencement of operations) through September 30, 2008.
(g)	For the six months ended March 31, 2011.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	65

Financial Highlights (Unaudited) (continued)

Class (Commencement Date)
		Investment Operations			Less Distributions

SYMPHONY CREDIT OPPORTUNITIES
Year Ended September 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (4/10)
2011(f)	$20.42	$.65	$.88	$1.53	$(.66)	$(.10)	$(.76)	$21.19	7.60%
2010(e)	20.00	.45	.43	.88	(.46)	—	(.46)	20.42	4.48
Class C (4/10)
2011(f)	20.40	.59	.86	1.45	(.58)	(.10)	(.68)	21.17	7.21
2010(e)	20.00	.38	.43	.81	(.41)	—	(.41)	20.40	4.12
Class R3 (4/10)
2011(f)	20.41	.62	.88	1.50	(.63)	(.10)	(.73)	21.18	7.48
2010(e)	20.00	.43	.42	.85	(.44)	—	(.44)	20.41	4.34
Class I (4/10)
2011(f)	20.43	.69	.86	1.55	(.68)	(.10)	(.78)	21.20	7.73
2010(e)	20.00	.47	.44	.91	(.48)	—	(.48)	20.43	4.61

66	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Portfolio Turnover Rate

$14,687	1.26	%*	6.06	%*	1.08	%*	6.24	%*	53%
4,436	1.74	*	4.65	*	1.09	*	5.31	*	68

8,651	1.97	*	5.50	*	1.83	*	5.66	*	53
1,359	2.93	*	3.44	*	1.84	*	4.53	*	68

1,327	1.55	*	5.73	*	1.33	*	5.95	*	53
1,276	2.45	*	3.92	*	1.34	*	5.04	*	68

58,019	1.01	*	6.39	*	.83	*	6.56	*	53
16,385	1.16	*	5.21	*	.84	*	5.54	*	68
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Distributions from Capital Gain include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period April 28, 2010 (commencement of operations) through September 30, 2010.
(f)	For the six months ended March 31, 2011.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	67

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust III (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Short Duration Bond Fund (“Short Duration”), Nuveen Multi-Strategy Core Bond Fund (“Multi-Strategy Core Bond”), Nuveen High Yield Bond Fund (“High Yield”) and Nuveen Symphony Credit Opportunities Fund (“Symphony Credit Opportunities”) (collectively, the “Funds”). The Trust was organized as a Massachusetts business trust in 1998. Symphony Credit Opportunities commenced operations on April 28, 2010.

Effective January 1, 2011, the Funds’ adviser, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, Inc. (the “Adviser”). Concurrently, the Adviser formed a wholly-owned subsidiary, Nuveen Asset Management, LLC (the “Sub-Adviser”), to house its portfolio management capabilities and to serve as Short Duration’s, Multi-Strategy Core Bond’s and High Yield’s sub-adviser, and their portfolio managers became employees of the Sub-Adviser. This allocation of responsibilities between the Adviser and the Sub-Adviser affects each of Short Duration, Multi-Strategy Core Bond and High Yield. The Adviser will compensate the Sub-Adviser for the portfolio management services it provides to Short Duration, Multi-Strategy Core Bond and High Yield from each of their management fees.

Short Duration’s investment objective is to provide high current income consistent with minimal fluctuations of principal. Under normal market conditions, the Fund invests at least 80% of its net assets in short duration securities using a risk-controlled, multi-strategy approach that invests across multiple sectors of the taxable fixed-income market. Typically, the Fund’s average duration will be between approximately one and two years but it will not exceed three years.

Multi-Strategy Core Bond’s investment objective is to provide total return by investing in fixed-income securities. Under normal market conditions, the Fund invests at least 80% of its net assets in fixed-income securities using a risk-controlled, multi-strategy approach that invests across multiple sectors of the taxable fixed-income market. Typically, the Fund’s average duration will be five years or less and is not expected to be more than six years.

Short Duration and Multi-Strategy Core Bond principally invest in corporate debt securities, including bonds, notes and debentures; U.S. government securities; mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations; asset-backed securities; and non-U.S. debt securities. Short Duration and Multi-Strategy Core Bond normally invests at least 80% and 75%, respectively, of their net assets in securities rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency and unrated securities judged to be of comparable quality by the Sub-Adviser. Short Duration and Multi-Strategy Core Bond may invest up to 35% of their net assets in debt securities issued by non-U.S. companies. Although a substantial majority of the assets of Short Duration and Multi-Strategy Core Bond are invested in U.S. dollar-denominated securities, up to 20% of their net assets may have non-U.S. dollar currency exposure from non-U.S. dollar-denominated securities and currency derivatives, calculated on an absolute notional basis (i.e., adding together the absolute value of net long and net short exposures to individual non-U.S. dollar currencies). On a net basis (netting out long and short non-U.S. currency exposures in the aggregate), Short Duration’s and Multi-Strategy Core Bond’s non-U.S. dollar exposure will not exceed 5% of net assets. Short Duration and Multi-Strategy Core Bond also may invest up to 20% and 25%, respectively, of their net assets in securities rated below investment grade (BB/Ba or lower) at the time of purchase, which are commonly referred to as “high yield” or “junk” bonds. In addition, Short Duration and Multi-Strategy Core Bond may engage in repurchase, reverse repurchase and forward purchase agreements.

In an effort to enhance returns and manage risk, Short Duration and Multi-Strategy Core Bond also employ a variety of strategies, which may include the use of futures, options, swaps, credit derivatives and other derivatives to create debt or non-U.S. currency exposures designed to take advantage of the Sub-Adviser’s outlook for the global economic environment and the expected relative performance of different sectors of and securities in the fixed-income market.

High Yield’s investment objective is to maximize total return by investing in a diversified portfolio of high yield debt securities. Under normal market conditions, High Yield invests at least 80% of its net assets in U.S. and non-U.S. corporate high yield debt securities, including zero coupon, payment in-kind, corporate loans and convertible bonds. These securities generally are rated BB/Ba or below at the time of purchase by independent rating agencies or are unrated but judged to be of comparable quality by the Sub-Adviser. These below investment grade securities are commonly referred to as “high yield” or “junk” bonds. In addition to investing in U.S. and non-U.S. corporate high yield debt securities, the Fund may also invest in U.S. and non-U.S. corporate investment grade securities; U.S. government securities, including U.S. Treasury securities and securities issued by U.S. government agencies or instrumentalities; and cash equivalents and other short duration investments. In an effort to hedge risk, enhance returns, or as a substitute for a position in the underlying asset, the Fund also may invest in futures contracts, options, interest rate or total return swaps, credit derivatives or other derivative instruments. In doing so, the Fund may, in certain circumstances, invest a substantial portion of its assets in such derivative instruments. Substantially all of the Fund’s assets will be invested in U.S. dollar-denominated securities. In building the Fund’s investment portfolio from these individual securities, the Sub-Adviser seeks to diversify the portfolio’s holdings across multiple factors, including individual issuers and industries, to manage the inherent credit risk associated with a high yield debt strategy.

68	Nuveen Investments

Symphony Credit Opportunities’ investment objective is to seek current income and capital appreciation. Under normal market conditions, the Fund invests primarily in debt instruments (e.g., bonds, loans and convertible securities), a substantial portion of which may be rated below investment-grade or, if unrated, deemed by Symphony Asset Management LLC (“Symphony”), the Fund’s portfolio managers, to be of comparable quality. Although the Fund invests primarily in debt issued by U.S. companies, it may invest up to 25% of its net assets in U.S. dollar-denominated debt issued by non-U.S. companies that is traded over-the-counter or listed on an exchange. The Fund may use derivatives, such as swaps, futures contracts and options, to gain investment exposure. The Adviser has entered into a Sub-Advisory agreement with Symphony, a subsidiary of Nuveen. Symphony bases its investment process on fundamental, bottom-up credit analysis. Analysts assess sector dynamics, company business models and asset quality. Specific recommendations are based on an analysis of the relative value of the various types of debt within a company’s capital structure. Inherent in Symphony’s credit analysis process is the evaluation of potential upside and downside to any credit. As such, Symphony concentrates its efforts on sectors where there is sufficient transparency to assess the downside risk and where firms have assets to support meaningful recovery in case of default. In its focus on downside protection, Symphony favors opportunities where valuations can be quantified and risks assessed.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Prices of fixed-income securities, forward foreign currency exchange contracts and swap contracts are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. When price quotes are not readily available, the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Like most fixed-income instruments, the senior and subordinated loans in which the Funds invest are not listed on an organized exchange. The secondary market for such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that loan. These securities are generally classified as Level 2.

If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ net asset value (NAV) is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Fund’s Board of Trustees. These securities are generally classified as Level 2 or Level 3.

The value of exchange-traded options generally are based on the mean of the closing bid and ask prices. Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. Exchange-traded options and futures contracts are generally classified as Level 1. Options traded in the over-the counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Nuveen Investments	69

Notes to Financial Statements (Unaudited) (continued)

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At March 31, 2011, Short Duration, Multi-Strategy Core Bond, High Yield and Symphony Credit Opportunities had outstanding when-issued/delayed delivery purchase commitments of $1,556,780, $9,623,785, $2,245,625 and $5,806,750, respectively.

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting charges to an original senior loan agreement and are recognized when received.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class B Shares is subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Dollar Roll Transactions

Each Fund is authorized to enter into dollar roll transactions (“dollar rolls”) in which a Fund purchases or sells mortgage-backed securities (“MBS”) for delivery in the future and simultaneously contracts to sell or repurchase substantially similar (same type, coupon, and maturity) MBS on a different specified future date. Dollar rolls are identified in the Fund’s Portfolio of Investments as “MDR”, when applicable. During the roll period, the Fund foregoes principal and interest paid on the MBS. The Fund is compensated by fee income or the difference between the current sales price and the lower forward price for the future purchase. Such compensation is amortized over the life of the dollar rolls and recognized as a component of “Investment Income” on the Statement of Operations. Dollar rolls are valued daily. Multi-Strategy Core Bond entered into dollar roll transactions during the six months ended March 31, 2011.

Dollar rolls involve the risk that the market value of the MBS the Fund is obligated to repurchase under an agreement may decline below the repurchase price. These transactions also involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

70	Nuveen Investments

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts and swaps are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts and swaps are recognized as a component of “Change in net unrealized appreciation (deprecation) of forward foreign currency exchange contracts and swaps, respectively” on the Statement of Operations when applicable.

Forward Foreign Currency Exchange Contracts

Each Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives and is authorized to enter into forward foreign currency exchange contracts in an attempt to manage such risk under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the Adviser, believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency. Forward foreign currency exchange contracts are valued daily at the forward rate and are recognized as a componet of “Unrealized appreciation or depreciation on forward foreign currency exchange contracts” on the Statement of Assets and Liabilities. The change in value of the contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, the Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a componet of “Net realized gain (loss) from forward foreign currency exchange contracts” on the Statement of Operations.

Forward foreign currency exchange contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. High Yield and Symphony Credit Opportunities did not enter into forward foreign currency exchange contracts during the six months ended March 31, 2011.

During the six months ended March 31, 2011, Short Duration and Multi-Strategy Core Bond invested in forward foreign exchange contracts in a variety of currencies, ranging from one to three months to settlement. Some of these contracts were positioned to benefit if the foreign currency in the contract strengthened with respect to the U.S. dollar, while others were positioned to benefit if the foreign currency weakened, based on analysis of whether currency values were relatively high or low compared to future expectations.

The average number of forward foreign currency exchange contracts outstanding during the six months ended March 31, 2011, was as follows:

	Short Duration	Multi- Strategy Core Bond
Average number of forward foreign currency exchange contracts outstanding*	17	20
*	The average number of outstanding contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on forward foreign currency exchange contract activity.

Nuveen Investments	71

Notes to Financial Statements (Unaudited) (continued)

Futures Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract and is recognized as “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, and is recognized as “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices. High Yield and Symphony Credit Opportunities did not enter into futures contracts during the six months ended March 31, 2011.

During the six months ended March 31, 2011, Short Duration sold June 2011 futures contracts on the two year, five year and ten year U.S. Treasury notes, and the thirty year U.S. Treasury bond, to reduce portfolio duration. Multi-Strategy Core Bond also sold June 2011 futures on the ten year U.S. Treasury note and the thirty year U.S. Treasury bond to reduce portfolio duration.

The average number of futures contracts outstanding during the six months ended March 31, 2011, was as follows:

	Short Duration	Multi- Strategy Core Bond
Average number of futures contracts outstanding*	378	158
*	The average number of outstanding contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on futures contract activity.

Options Transactions

Each Fund is subject to foreign currency risk and interest rate risk in the normal course of pursuing its investment objectives and is authorized to purchase and write (sell) call and put options on securities, futures, swaps (“swaptions”) or currencies in an attempt to manage such risk. The purchase of options and/or swaptions involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options and/or swaptions is limited to the premium paid. The counterparty credit risk of purchasing options and/or swaptions, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option and/or swaption, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options and/or Swaptions purchased, at value” on the Statement of Assets and Liabilities. When a Fund writes an option and/or swaption, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options and/or Swaptions written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option and/or swaption until the option and/or swaption is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options and/or swaptions purchased during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of Options and/or Swaptions purchased” on the Statement of Operations. The changes in the value of options and/or swaptions written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of Options and/or Swaptions written” on the Statement of Operations. When an option and/or swaption is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from Options and/or Swaptions purchased and/or written” on the Statement of Operations. The Fund, as a writer of an option and/or swaption has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option and/or swaption. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Short Duration, High Yield and Symphony Credit Opportunities did not enter into option or swaption transactions during the six months ended March 31, 2011.

During the six months ended March 31, 2011, Multi-Strategy Core Bond sold June 2011 call options on the ten year U.S. Treasury note future to reduce portfolio duration. Multi-Strategy Core Bond did not purchase call or put options or swaptions during the six months ended March 31, 2011.

The average number of outstanding option contracts written during the six months ended March 31, 2011, was as follows:

Multi- Strategy Core Bond
Average number of outstanding option contracts written*	5	**

*	Includes both calls and puts, where applicable.
**	The average number of outstanding contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

72	Nuveen Investments

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on options activity.

Swap Contracts

Each Fund is authorized to enter into swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and policies in an attempt to obtain a desired return at a lower cost than if the Fund had invested directly in the asset that yielded the desired return. In connection with these contracts, securities in the Funds’ portfolios of investments may be identified as collateral in accordance with the terms of the respective swap contract. Interest rate swap contracts involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (i.e., an exchange of floating rate payments for fixed rate payments with respect to a specified notional amount of principal). Interest rate swap contracts are valued daily. The Funds accrue daily the periodic payments expected to be paid and received on each interest rate swap contract and recognize the daily change in the market value of the Funds’ contractual rights and obligations under the contracts. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. Income received or paid by the Funds is recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of an interest rate swap contract and are equal to the difference between the Funds’ basis in the interest rate swap and the proceeds from (or cost of) the closing transaction. The amount of the payment obligation is based on the notional amount of the interest rate swap contract. Payments received or made at the beginning of the measurement period are recognized as a component of “Interest rate swap premiums paid and/or received” on the Statement of Assets and Liabilities. For tax purposes, periodic payments are treated as ordinary income or expense. High Yield and Symphony Credit Opportunities did not enter into interest rate swap contracts during the six months ended March 31, 2011.

During the six months ended, Short Duration and Multi-Strategy Core Bond invested in interest rate swap contracts in a variety of currencies and maturities, with some positions designed to benefit if rates rose and others designed to benefit if rates fell in the underlying country, based on analysis of whether rates were relatively high or low compared to future expectations. Short Duration was not invested in interest rate swaps contracts at the end of the period.

The average number of interest rate swap contracts outstanding during the six months ended March 31, 2011, was as follows:

	Short Duration	Multi- Strategy Core Bond
Average number of interest rate swap contracts outstanding*	13	16
*	The average number of outstanding contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Each Fund is subject to credit risk in the normal course of pursuing its investment objectives. A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. As a purchaser of a credit default swap contract, the Fund pays to the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily and recognized with the daily change in the market value of the contract as a component of “Unrealized appreciation or depreciation on credit default swaps” on the Statement of Assets and Liabilities and is recorded as a realized loss upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund is obligated to deliver that security, or an equivalent amount of cash, to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swap premiums paid and/or received” on the Statement of Assets and Liabilities. As a seller of a credit default swap contract, the Fund generally receives from the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily as a component of unrealized appreciation or depreciation and is recorded as a realized gain upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received and the notional amount paid is recorded as a realized loss. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps”, and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations. The maximum potential amount of future payments the Fund could incur as a seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity. Symphony Credit Opportunities did not invest in credit default swaps during the six months ended March 31, 2011.

Nuveen Investments	73

Notes to Financial Statements (Unaudited) (continued)

During the six months ended March 31, 2011, Short Duration, Multi-Strategy Core Bond and High Yield were invested in credit default swap index positions that earned spread income in exchange for taking the credit default risk of broad investment grade and high yield credit default swap indexes, and for Multi-Strategy Core Bond and High Yield, a swap tied to the default risk of a single issuer, Freescale Semiconductor.

The average notional amount of credit default swap contracts outstanding during the six months ended March 31, 2011, was as follows:

	Short Duration	Multi- Strategy Core Bond	High Yield
Average notional amount of credit default swap contracts outstanding*	$14,278,333	$5,246,667	$7,235,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on swap contract activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to specific class of shares were prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

74	Nuveen Investments

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of March 31, 2011:

Short Duration	Level 1	Level 2	Level 3	Total
Investments:
Corporate Bonds	$—	$66,968,440	$—	$66,968,440
U.S. Government and Agency Obligations	—	25,140,565	—	25,140,565
Asset-Backed and Mortgage-Backed Securities	—	85,624,426	3,882,396	89,506,822
Capital Preferred Securities	—	425,332	—	425,332
Sovereign Debt	—	1,346,436	—	1,346,436
Short-Term Investments	—	6,378,347	—	6,378,347
Derivatives:
Forward Foreign Currency Exchange Contracts*	—	202,344	—	202,344
Credit Default Swaps*	—	62,706	—	62,706
Futures Contracts*	(53,657)	—	—	(53,657)
Total	$(53,657)	$186,148,596	$3,882,396	$189,977,335

Multi-Strategy Core Bond	Level 1	Level 2	Level 3	Total
Investments:
Corporate Bonds	$—	$39,957,930	$6,000	$39,963,930
$25 Par (or similar) Preferred Securities	184,310	—	—	184,310
Municipal Bonds	—	1,644,478	—	1,644,478
U.S. Government and Agency Obligations	—	4,199,806	—	4,199,806
Asset-Backed and Mortgage-Backed Securities	—	28,372,653	483,707	28,856,360
Capital Preferred Securities	—	3,038,193	—	3,038,193
Sovereign Debt	—	2,590,885	—	2,590,885
Short-Term Investments	—	15,248,002	—	15,248,002
Derivatives:
Call Options Written	(4,250)	—	—	(4,250)
Forward Foreign Currency Exchange Contracts*	—	95,978	—	95,978
Interest Rate Swaps*	—	92,512	—	92,512
Credit Default Swaps*	—	25,876	—	25,876
Futures Contracts*	14,346	—	—	14,346
Total	$194,406	$95,266,313	$489,707	$95,950,426
*	Represents net unrealized appreciation (depreciation).

Nuveen Investments	75

Notes to Financial Statements (Unaudited) (continued)

High Yield	Level 1	Level 2	Level 3	Total
Investments:
Corporate Bonds	$—	$151,781,069	$63,750	$151,844,819
$25 Par (or similar) Preferred Securities	2,619,460	1,919,054	—	4,538,514
U.S. Government and Agency Obligations	—	1,173,014	—	1,173,014
Capital Preferred Securities	—	3,932,500	—	3,932,500
Short-Term Investments	—	6,438,821	—	6,438,821
Derivatives:
Credit Default Swaps*	—	442,614	—	442,614
Total	$2,619,460	$165,687,072	$63,750	$168,370,282

Symphony Credit Opportunities	Level 1	Level 2	Level 3	Total
Investments:
Convertible Bonds	$—	$211,500	$—	$211,500
Corporate Bonds	—	55,175,113	—	55,175,113
Variable Rate Senior Loan Interests	—	22,949,153	—	22,949,153
Short-Term Investments	—	7,911,795	—	7,911,795
Total	$—	$86,247,561	$—	$86,247,561
*	Represents net unrealized appreciation (depreciation).

The following is a reconciliation of each Fund’s Level 3 investments held at the beginning and end of the measurement period:

Short Duration	Level 3 Asset-Backed and Mortgage-Backed Securities	Level 3 Interest Rate Swaps*	Level 3 Total
Balance at the beginning of period	$—	$149,496	$149,496
Gains (losses):
Net realized gains (losses)	—	76,691	76,691
Net change in unrealized appreciation (depreciation)	15,117	(149,496)	(134,379)
Purchases at cost	3,826,050	6,667,161	10,493,211
Sales at proceeds	—	(6,743,852)	(6,743,852)
Net discounts (premiums)	—	—	—
Transfers in to	41,229	—	41,229
Transfers out of	—	—	—
Balance at the end of period	$3,882,396	$—	$3,882,396
Net change in unrealized appreciation (depreciation) during the period of Level 3 securities held as of March 31, 2011	$17,066	$—	$17,066
*	Represents net unrealized appreciation (depreciation).

Multi-Strategy Core Bond	Level 3 Corporate Bonds	Level 3 Asset-Backed and Mortgage-Backed Securities	Level 3 Interest Rate Swaps*	Level 3 Total
Balance at the beginning of period	$6,000	$—	$65,778	$71,778
Gains (losses):
Net realized gains (losses)	—	—	33,744	33,744
Net change in unrealized appreciation (depreciation)	—	3,883	(65,778)	(61,895)
Purchases at cost	—	438,253	2,933,551	3,371,804
Sales at proceeds	—	—	(2,967,295)	(2,967,295)
Net discounts (premiums)	—	5	—	5
Transfers in to	—	41,566	—	41,566
Transfers out of	—	—	—	—
Balance at the end of period	$6,000	$483,707	$—	$489,707
Net change in unrealized appreciation (depreciation) during the period of Level 3 securities held as of March 31, 2011	$—	$5,849	$—	$5,849
*	Represents net unrealized appreciation (depreciation).

76	Nuveen Investments

High-Yield	Level 3 Corporate Bonds
Balance at the beginning of period	$63,750
Gains (losses):
Net realized gains (losses)	—
Net change in unrealized appreciation (depreciation)	—
Purchases at cost	—
Sales at proceeds	—
Net discounts (premiums)	—
Transfers in to	—
Transfers out of	—
Balance at the end of period	$63,750
Net change in unrealized appreciation (depreciation) during the period of Level 3 securities held as of March 31, 2011	$—

The table below presents the transfers in and out of the three valuation levels for Short Duration as of the end of the reporting period when compared to the valuation levels at the end of the previous fiscal year. Changes in the leveling of investments are primarily due to changes in the leveling methodologies and changes in the observability of inputs.

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Short Duration	$—	$(21,210,222)	$21,210,222	$(41,229)	$41,229	$—

During the six months ended March 31, 2011, Multi-Strategy Core Bond, High Yield and Symphony Credit Opportunities recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of March 31, 2011, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure. Symphony Credit Opportunities did not invest in derivative instruments during the six months ended March 31, 2011.

Short Duration

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value

Foreign Currency Exchange Rate	Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$429,278	Unrealized depreciation on forward foreign currency exchange contracts	$226,934
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	—	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	53,657
Credit	Swaps	Unrealized appreciation on credit default swaps**	66,450	Unrealized depreciation on credit default swaps**	3,744
Total			$495,728		$284,335
*	Value represents cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments and not the deposits with brokers, if any, or the receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.
**	Value represents cumulative gross appreciation (depreciation) of swap contracts as reported in the Portfolio of Investments. Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities but is not reflected in the cumulative gross appreciation (depreciation) presented above.

Nuveen Investments	77

Notes to Financial Statements (Unaudited) (continued)

Multi-Strategy Core Bond

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value

Foreign Currency Exchange Rate	Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$218,417	Unrealized depreciation on forward foreign currency exchange contracts	$122,439
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	18,227	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	3,881
Interest Rate	Swaps	Unrealized appreciation on interest rate swaps**	250,718	Unrealized depreciation on interest rate swaps**	158,206
Credit	Swaps	Unrealized appreciation on credit default swaps**	26,848	Unrealized depreciation on credit default swaps**	972
Interest Rate	Options	—	—	Call options written, at value	4,250
Total			$514,210		$289,748
*	Value represents cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments and not the deposits with brokers, if any, or the receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.
**	Value represents cumulative gross appreciation (depreciation) of swap contracts as reported in the Portfolio of Investments. Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities but is not reflected in the cumulative gross appreciation (depreciation) presented above.

High Yield

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value

Credit	Swaps	Unrealized appreciation on credit default swaps*	$442,614	Unrealized depreciation on credit default swaps*	$—
*	Value represents cumulative gross appreciation (depreciation) of swap contracts as reported in the Portfolio of Investments. Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities but is not reflected in the cumulative gross appreciation (depreciation) presented above.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended March 31, 2011, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts	Short Duration	Multi-Strategy Core Bond
Risk Exposure
Foreign Currency Exchange Rate	$(34,656)	$108,129

Net Realized Gain (Loss) from Futures Contracts	Short Duration	Multi-Strategy Core Bond
Risk Exposure
Interest Rate	$778,650	$(77,744)

Net Realized Gain (Loss) from Options Purchased	Short Duration	Multi-Strategy Core Bond
Risk Exposure
Interest Rate	$—	$(17,029)

78	Nuveen Investments

Net Realized Gain (Loss) from Swaps	Short Duration	Multi-Strategy Core Bond	High Yield
Risk Exposure
Interest Rate	$959,621	$476,609	$—
Credit	297,673	(79,929)	1,587,537
Total	$1,257,294	$396,680	$1,587,537

Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts	Short Duration	Multi-Strategy Core Bond
Risk Exposure
Foreign Currency Exchange Rate	$283,767	$141,607

Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts	Short Duration	Multi-Strategy Core Bond
Risk Exposure
Interest Rate	$174,684	$19,594

Change in Net Unrealized Appreciation (Depreciation) of Options Written		Multi-Strategy Core Bond
Risk Exposure
Interest Rate		$3,581

Change in Net Unrealized Appreciation (Depreciation) of Swaps	Short Duration	Multi-Strategy Core Bond	High Yield
Risk Exposure
Interest Rate	$(524,435)	$(111,590)	$—
Credit	(29,743)	128,454	(10,728)
Total	$(554,178)	$16,864	$(10,728)

4. Fund Shares

Transactions in Fund shares were as follows:

	Short Duration
	Six Months Ended 3/31/11		Year Ended 9/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,667,199	$52,953,722	4,171,651	$82,578,526
Class C	1,286,088	25,585,114	1,815,056	35,926,464
Class R3	2,042	40,474	14,251	281,343
Class I	697,363	13,820,824	3,456,474	68,271,076
Shares issued to shareholders due to reinvestment of distributions:
Class A	41,770	829,139	94,547	1,865,811
Class C	19,271	382,890	43,306	855,717
Class R3	26	524	158	3,110
Class I	13,214	261,794	25,536	502,844
	4,726,973	93,874,481	9,620,979	190,284,891
Shares redeemed:
Class A	(2,903,937)	(57,636,366)	(2,812,349)	(55,670,099)
Class C	(711,547)	(14,142,663)	(604,920)	(11,963,925)
Class R3	(19,003)	(376,681)	(3,432)	(67,463)
Class I	(982,985)	(19,468,384)	(1,693,670)	(33,419,411)
	(4,617,472)	(91,624,094)	(5,114,371)	(101,120,898)
Net increase (decrease)	109,501	$2,250,387	4,506,608	$89,163,993

Nuveen Investments	79

Notes to Financial Statements (Unaudited) (continued)

	Multi-Strategy Core Bond
	Six Months Ended 3/31/11		Year Ended 9/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	428,335	$8,830,847	1,435,414	$29,723,141
Class A – automatic conversion of Class B Shares	1,258	25,719	—	—
Class B	11,401	234,758	21,385	442,283
Class C	218,311	4,523,797	590,827	12,263,228
Class R3	1,424	29,002	2,193	44,829
Class I	200,892	4,163,961	891,699	18,529,263
Shares issued to shareholders due to reinvestment of distributions:
Class A	41,323	847,251	37,884	786,067
Class B	3,377	69,549	3,879	80,506
Class C	27,063	555,456	20,952	435,334
Class R3	65	1,322	60	1,245
Class I	35,391	724,829	23,389	486,103
	968,840	20,006,491	3,027,682	62,791,999
Shares redeemed:
Class A	(538,662)	(11,164,631)	(631,767)	(13,176,273)
Class B	(30,697)	(631,519)	(31,544)	(656,452)
Class B – automatic conversion to Class A Shares	(1,252)	(25,719)	—	—
Class C	(176,313)	(3,640,844)	(176,186)	(3,658,225)
Class R3	(5,508)	(115,717)	—	—
Class I	(467,475)	(9,524,006)	(292,027)	(6,090,305)
	(1,219,907)	(25,102,436)	(1,131,524)	(23,581,255)
Net increase (decrease)	(251,067)	$(5,095,945)	1,896,158	$39,210,744

	High Yield
	Six Months Ended 3/31/11		Year Ended 9/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,627,248	$29,399,889	1,155,059	$19,425,612
Class A – automatic conversion of Class B Shares	—	—	2,810	47,151
Class B	18,911	340,602	6,866	115,429
Class C	637,807	11,501,920	656,846	10,992,463
Class R3	1,931	35,033	130	2,180
Class I	1,348,772	24,267,812	2,193,228	36,793,503
Shares issued to shareholders due to reinvestment of distributions:
Class A	47,600	858,359	106,410	1,787,848
Class B	1,868	33,671	4,229	70,993
Class C	37,149	669,256	73,066	1,225,468
Class R3	—	—	—	—
Class I	122,363	2,204,441	224,941	3,774,997
	3,843,649	69,310,983	4,423,585	74,235,644
Shares redeemed:
Class A	(1,325,284)	(23,569,941)	(1,770,829)	(29,510,158)
Class B	(21,287)	(379,598)	(26,507)	(444,151)
Class B – automatic conversion to Class A Shares	—	—	(2,813)	(47,151)
Class C	(319,335)	(5,740,078)	(711,779)	(11,901,334)
Class R3	(5,361)	(94,462)	(1)	(23)
Class I	(1,458,057)	(26,191,536)	(4,881,073)	(82,061,298)
	(3,129,324)	(55,975,615)	(7,393,002)	(123,964,115)
Net increase (decrease)	714,325	$13,335,368	(2,969,417)	$(49,728,471)

80	Nuveen Investments

	Symphony Credit Opportunities
	Six Months Ended 3/31/11		For the Period 4/28/10 (commencement of operations) through 9/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	478,699	$10,067,150	216,370	$4,311,772
Class C	344,938	7,252,718	66,582	1,331,755
Class R3	141	3,012	62,500	1,250,000
Class I	1,913,128	40,020,139	797,250	15,802,658
Shares issued to shareholders due to reinvestment of distributions:
Class A	10,836	227,467	1,501	30,224
Class C	1,762	37,201	11	237
Class R3	— *	8	—	—
Class I	42,243	885,954	8,333	167,856
	2,791,747	58,493,649	1,152,547	22,894,502
Shares redeemed:
Class A	(13,683)	(286,406)	(641)	(12,940)
Class C	(4,596)	(97,796)	(14)	(283)
Class R3	—	—	—	—
Class I	(20,378)	(427,419)	(3,606)	(72,636)
	(38,657)	(811,621)	(4,261)	(85,859)
Net increase (decrease)	2,753,090	$57,682,028	1,148,286	$22,808,643
*	Rounds to less than one share.

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments, derivative and dollar roll transactions) for the six months ended March 31, 2011, were as follows:

	Short Duration	Multi- Strategy Core Bond	High Yield	Symphony Credit Opportunities
Purchases:
Investment securities	$104,766,936	$73,362,995	$153,725,295	$78,706,070
U.S. Government and agency obligations	37,179,525	10,478,206	507,246	—
Sales and maturities:
Investment securities	37,083,344	57,988,098	139,322,066	24,189,425
U.S. Government and agency obligations	92,396,393	34,987,023	2,509,961	—

Transactions in call options written for Multi-Strategy Core Bond during the six months ended March 31, 2011, were as follows:

	Multi-Strategy Core Bond
	Number of Contracts	Premiums Received
Options outstanding, beginning of period	—	$—
Options written	(16)	7,831
Options terminated in closing purchase transactions	—	—
Options expired	—	—
Options outstanding, end of period	(16)	$7,831

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

Nuveen Investments	81

Notes to Financial Statements (Unaudited) (continued)

At March 31, 2011, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Short Duration	Multi- Strategy Core Bond	High Yield	Symphony Credit Opportunities
Cost of investments	$188,499,892	$94,877,273	$164,465,746	$84,318,255
Gross unrealized:
Appreciation	$2,219,437	$1,774,325	$5,507,166	$2,170,565
Depreciation	(953,387)	(925,634)	(2,045,244)	(241,259)
Net unrealized appreciation (depreciation) of investments	$1,266,050	$848,691	$3,461,922	$1,929,306

Permanent differences, primarily due to federal taxes paid, nondeductible stock issuance costs, return of capital distributions, treatment of notional principal contracts and foreign currency reclassifications resulted in reclassifications among the Funds’ components of net assets at September 30, 2010, the Funds’ last tax year-end, as follows:

	Short Duration	Multi- Strategy Core Bond	High Yield	Symphony Credit Opportunities
Capital paid-in	$(385,165)	$(9,234)	$—	$(5,478)
Undistributed (Over-distribution of) net investment income	1,710,956	124,147	645,226	8,360
Accumulated net realized gain (loss)	(1,325,791)	(114,913)	(645,226)	(2,882)

The tax components of undistributed net ordinary income and net long-term capital gains at September 30, 2010, the Funds’ last tax year end, were as follows:

	Short Duration	Multi- Strategy Core Bond	High Yield	Symphony Credit Opportunities
Undistributed net ordinary income*	$—	$2,233,047	$173,838	$121,938
Undistributed net long-term capital gains	—	—	—	—
*	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared during the period September 1, 2010 through September 30, 2010 and paid on October 1, 2010. Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended September 30, 2010, was designated for purposes of the dividends paid deduction as follows:

	Short Duration	Multi- Strategy Core Bond	High Yield	Symphony Credit Opportunities**
Distributions from net ordinary income*	$6,138,330	$3,489,912	$13,025,703	$282,480
Distributions from net long-term capital gains	—	—	—	—
Return of capital	385,165	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
**	For the period April 28, 2010 (commencement of operations) through September 30, 2010.

At September 30, 2010, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Short Duration	High Yield
Expiration:
September 30, 2014	$54,933	$—
September 30, 2015	141,618	119,975
September 30, 2016	—	139,565
September 30, 2017	48,855	6,367,477
September 30, 2018	348,745	—
Total	$594,151	$6,627,017

During the Funds’ last tax year ended September 30, 2010, the following Fund utilized its capital loss carryforwards as follows:

High Yield
Capital loss carryforward utilized	$99,076

82	Nuveen Investments

The Funds have elected to defer net realized losses from investments incurred from November 1, 2009 through September 30, 2010, the Funds’ last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year. The following Funds have elected to defer post-October losses as follows:

	Short Duration	Multi- Strategy Core Bond
Post-October capital losses	$1,356,942	$275,324

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level Fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Short Duration Fund-Level Fee Rate	Multi-Strategy Core Bond Fund-Level Fee Rate	High Yield Fund-Level Fee Rate	Symphony Credit Opportunities Fund-Level Fee Rate
For the first $125 million	.2000%	.3000%	.4000%	.4500%
For the next $125 million	.1875	.2875	.3875	.4375
For the next $250 million	.1750	.2750	.3750	.4250
For the next $500 million	.1625	.2625	.3625	.4125
For the next $1 billion	.1500	.2500	.3500	.4000
For net assets over $2 billion	.1250	.2250	.3250	.3750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2011, the complex-level fee rate for these Funds was .1800%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities it provides for the Funds. The Adviser has entered into Sub-Advisory Agreements with the Sub-Adviser and Symphony under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser and Symphony are compensated for their services to the Funds from the management fee paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses (“Expense Cap”) so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Expense Cap	Expense Cap Expiration Date
Short Duration	.600%	January 31, 2012
Multi-Strategy Core Bond	.700	January 31, 2012
High Yield	.950	January 31, 2012
Symphony Credit Opportunities	.850	January 31, 2013

The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

Nuveen Investments	83

Notes to Financial Statements (Unaudited) (continued)

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

During the six months ended March 31, 2011, Nuveen Investments, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Short Duration	Multi- Strategy Core Bond	High Yield	Symphony Credit Opportunities
Sales charges collected	$42,254	$66,094	$84,375	$28,813
Paid to financial intermediaries	36,848	59,064	74,585	25,571

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended March 31, 2011, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Short Duration	Multi- Strategy Core Bond	High Yield	Symphony Credit Opportunities
Commission advances	$60,687	$34,264	$23,597	$41,043

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended March 31, 2011, the Distributor retained such 12b-1 fees as follows:

	Short Duration	Multi- Strategy Core Bond	High Yield	Symphony Credit Opportunities
12b-1 fees retained	$119,711	$48,062	$43,409	$15,471

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended March 31, 2011, as follows:

	Short Duration	Multi- Strategy Core Bond	High Yield	Symphony Credit Opportunities
CDSC retained	$19,991	$11,993	$12,615	$492

At March 31, 2011, Nuveen owned shares of the Funds as follows:

	Short Duration	Multi- Strategy Core Bond	High Yield	Symphony Credit Opportunities
Class A	—	—	—	62,500
Class C	—	—	—	62,500
Class R3	2,525	2,367	2,847	62,500
Class I	—	—	—	514,657

8. New Accounting Pronouncement

Financial Accounting Standards Board (“FASB”) Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements.

On April 15, 2011, the FASB issued Accounting Standards Update No. 2011-03, (the “ASU”). The guidance in the ASU is intended to improve the accounting for repurchase and other similar agreements. Specifically, the ASU modifies the criteria for determining when these agreements would be accounted for as a financing transaction (secured borrowings/lending agreements) as opposed to sale (purchase) transactions with commitments to repurchase (resell). At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts or footnote disclosures, if any.

9. Subsequent Events

On April 30, 2011, the Distributor changed its name from Nuveen Investments, LLC to Nuveen Securities, LLC.

84	Nuveen Investments

Board Approval of Sub-Advisory Arrangements (Unaudited)

At a meeting held on May 25-26, 2010 (the “May Meeting”), the Boards of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds other than the Nuveen Symphony Credit Opportunities Fund (the “NAM LLC Sub-Advised Funds”), including a majority of the Board Members who are not parties to the advisory agreements or “interested persons” of any parties (the “Independent Board Members”), considered and approved the advisory agreements (each, an “Advisory Agreement”) between each NAM LLC Sub-Advised Fund and Nuveen Asset Management (the “Adviser”). The Nuveen Symphony Credit Opportunities Fund was a new fund and, therefore, its advisory agreements were not up for renewal at the May Meeting. Since the May Meeting, Nuveen has engaged in an internal restructuring (the “Restructuring”) pursuant to which the portfolio management services provided by the Adviser to the NAM LLC Sub-Advised Funds were transferred to Nuveen Asset Management, LLC (“NAM LLC”), a newly-organized wholly-owned subsidiary of the Adviser and the Adviser changed its name to Nuveen Fund Advisors, Inc. (“NFA”). The Adviser, under its new name NFA, continues to serve as investment adviser to the NAM LLC Sub-Advised Funds and, in that capacity, will continue to provide various oversight, administrative, compliance and other services. To effectuate the foregoing, NFA entered into sub-advisory agreements with NAM LLC on behalf of the NAM LLC Sub-Advised Funds (each, a “Sub-Advisory Agreement”). Under each Sub-Advisory Agreement, NAM LLC, subject to the oversight of NFA and the Board, will furnish an investment program, make investment decisions for, and place all orders for the purchase and sale of securities for the portion of the respective NAM LLC Sub-Advised Fund’s investment portfolio allocated to it by NFA. There have been no changes to the advisory fees paid by the NAM LLC Sub-Advised Funds; rather, NFA will pay a portion of the investment advisory fee it receives to NAM LLC for its sub-advisory services. The Independent Board Members reviewed the allocation of fees between NFA and NAM LLC. NFA and NAM LLC do not anticipate any reduction in the nature or level of services provided to the NAM LLC Sub-Advised Funds following the Restructuring. The personnel of NFA who engaged in portfolio management activities prior to the spinoff of NAM LLC are not expected to materially change as a result of the spinoff. In light of the foregoing, at a meeting held on November 16-18, 2010, the Board Members, including a majority of the Independent Board Members, approved the Sub-Advisory Agreements on behalf of the NAM LLC Sub-Advised Funds. Given that the Restructuring was not expected to reduce the level or nature of services provided and the advisory fees paid by the NAM LLC Sub-Advised Funds were the same, the factors considered and determinations made at the May Meeting in approving the Advisory Agreements were equally applicable to the approval of the Sub-Advisory Agreements. For a discussion of these considerations, please see the shareholder report of the NAM LLC Sub-Advised Funds that was first issued after the May Meeting for the period including May 2010.

Nuveen Investments	85

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Citigroup 1-3 Year Treasury Index: An unmanaged index comprised of U.S. Treasury notes and bonds with maturities of one year or greater, but less than three years (minimum amount outstanding is $1 billion per issue).

Citigroup Broad Investment Grade Bond Index: An unmanaged index generally considered representative of the U.S. investment grade bond market.

Citigroup High Yield BB/B Index: An unmanaged index that comprises all high-yield issues rated BB or B by Standard & Poor’s for which Citigroup calculates a monthly return.

Lipper High Current Yield Funds Category Average: Represents the average annualized total return for all reporting funds in the Lipper High Current Yield Fund category.

Lipper Intermediate Investment Grade Debt Funds Category Average: Represents the average annualized total return for all reporting funds in the Lipper Intermediate Investment Grade Debt Fund category.

Lipper Short Investment Grade Debt Funds Category Average: Represents the average annualized total return for all reporting funds in the Lipper Short Investment Grade Debt Fund category.

Merrill Lynch – Credit Suisse Index Blend: An index comprised 60% of the Merrill Lynch U.S. High Yield Master II Index and 40% Credit Suisse Leveraged Loan Index. The Merrill Lynch U.S. High Yield Master II Index is a market value-weighted index of all domestic and yankee high-yield bonds having maturities of one year or more and a credit rating lower than BBB-/Baa3, but are not in default. The Credit Suisse Leveraged Loan Index is a representative, unmanaged index of tradeable, senior, U.S. dollar-denominated leveraged loans.

Merrill Lynch U.S. High Yield Master II Index: A market value-weighted index of all domestic and yankee high-yield bonds having maturities of one year or more and a credit rating lower than BBB-/Baa3, but are not in default.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

86	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Symphony Asset Management LLC

555 California Street

Rene Suite 2975

San Francisco, CA 94104

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	87

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $206 billion of assets as of March 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

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Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-INV3-0311D

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust III

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date June 6, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date June 6, 2011

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date June 6, 2011